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The MONYEquity Master

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Prospectus Portfolio

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Flexible Premium

Variable Universal Life
Insurance Policy
Issued by
The Mutual Life Insurance Company of New York

MONY Series Fund, Inc.
Enterprise Accumulation Trust

May 1, 1998
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                                   PROSPECTUS
                               DATED MAY 1, 1998

                      FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                             LIFE INSURANCE POLICY
                                   ISSUED BY

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                            MONY VARIABLE ACCOUNT L

    This prospectus describes a flexible premium variable universal life insurance policy (individually, the "Policy," and collectively, the "Policies") offered by The Mutual Life Insurance Company of New York (the "Company"). The Policy, for so long as it remains in force, provides lifetime insurance protection on the Insured named in the Policy through the Maturity Date. The Policy is designed to provide maximum flexibility in connection with premium payments and death benefits by permitting, subject to certain restrictions, the frequency and amount of premium payments to vary and the death benefit payable under the Policy to increase or decrease. A Policy may also be surrendered for its Surrender Value.

    The Company will pay the death proceeds when the Insured dies if the Policy is still in force. The death proceeds will equal the death benefit, less any Outstanding Debt reduced by any Unearned Loan Interest, and further reduced by any charges due during the Grace Period. The Policy will remain in force as long as the Cash Value less any Outstanding Debt remains positive. If at all times during the first two Policy years, the sum of premiums paid less Partial Surrenders taken (and their fees) is greater than or equal to the Minimum Monthly Premium times the number of completed months this Policy has been in force, the Policy and all Rider coverages will not lapse regardless of its Cash Value less any Outstanding Debt.

    The Policy permits the choice of two death benefit Options: under Option I, the death benefit remains fixed at the Specified Amount chosen; under Option II, the death benefit equals the Specified Amount plus Fund Value (under certain circumstances the death benefit may be greater). Under Option II, the death benefit will vary daily with the investment performance of the Subaccounts for any Policy Owner who has allocated net premiums to the Variable Account. Under either Option, for so long as the Policy remains in force, the death benefit will never be less than the current Specified Amount.

    The Policy also permits an owner of the Policy to obtain loans from the Company in amounts up to 90% of the Cash Value of the Policy (less any Outstanding Debt), and it permits an Owner to surrender a part of the Policy and receive a part of the Surrender Value of the Policy.

    Net premiums may be allocated at the Policy Owner's discretion to one or more of the Subaccounts that comprise a separate account of the Company called the MONY Variable Account L (the "Variable Account"), or to the Guaranteed Interest Account of the Company. Any portion of a net premium allocated to one or more of the Subaccounts is invested in the corresponding Portfolios of the MONY Series Fund, Inc. (the "MONY Fund") or the Enterprise Accumulation Trust (the "Accumulation Trust"). The available Portfolios of the MONY Fund currently are: the Money Market Portfolio, the Government Securities Portfolio, the Intermediate Term Bond Portfolio, and the Long Term Bond Portfolio. The available Portfolios of the Accumulation Trust are: the Equity Portfolio, the Small Cap Portfolio, the Managed Portfolio, the International Growth Portfolio, and the High Yield Bond Portfolio. The Loan Account represents amounts set aside as collateral for any Policy Debt.

    To the extent that all or a portion of net premiums are allocated to the Variable Account, the Fund Value under the Policy will vary based upon the investment performance of the Subaccounts to which the Fund Value is allocated. Net premiums allocated to the Guaranteed Interest Account are assets of the General Account of the Company. The Fund Value in the Guaranteed Interest Account will accrue interest at an interest rate that is guaranteed by the Company. No minimum amount of Fund Value is guaranteed, except to the extent premiums are allocated to the Guaranteed Interest Account.

    A Policy may be returned during the Free Look Period (see "Right to Examine a Policy -- Free Look Period," page 20), during which time net premium payments allocated to the Variable Account will be invested in the Money Market Subaccount.

    It may not be advantageous to replace existing insurance with the Policy.

    This prospectus generally describes only the portion of the Policy involving the Variable Account. For a brief summary of the Guaranteed Interest Account, see "The Guaranteed Interest Account," page 37.

    In pursuing its investment objective, the High Yield Bond Subaccount purchases shares of the High Yield Portfolio which may invest significantly in lower rated bonds, commonly referred to as "Junk Bonds". Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal. Investment in these types of securities have special risks and, therefore, may not be suitable for all investors. Investors should carefully assess the risks associated with allocating premium payments to this subaccount.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION, OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE MONY SERIES FUND, INC. AND THE ENTERPRISE ACCUMULATION TRUST. THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
TABLE OF CONTENTS.....................    2
IMPORTANT TERMS.......................    4
SUMMARY OF THE POLICY.................    6
Purpose of the Policy.................    6
Policy Values.........................    6
The Death Benefit.....................    6
Premium Features......................    7
Allocation Options....................    7
Transfer of Fund Value................    8
Policy Loans..........................    8
Full Surrender........................    8
Partial Surrender.....................    8
Preferred Partial Surrender...........    8
Free Look Period......................    8
Grace Period and Lapse................    9
Charges and Deductions................    9
Deductions from Premiums..............    9
Daily Deduction from the Variable
  Account.............................    9
Deductions from Fund Value............    9
Fund Charge...........................   10
Transaction and Other Charges.........   11
Tax Treatment of Increases in Fund
  Value...............................   11
Tax Treatment of Death Benefit........   11
The Guaranteed Interest Account.......   11
Contacting the Company................   11
INFORMATION ABOUT THE COMPANY AND THE
  VARIABLE ACCOUNT....................   11
The Mutual Life Insurance Company of
  New York............................   11
Year 2000 Issue.......................   12
MONY Variable Account L...............   12
The Funds.............................   13
Purchase of Portfolio Shares by the
  Variable Account....................   14
The Money Market Portfolio............   14
The Government Securities Portfolio...   14
The Intermediate Bond Portfolio.......   14
The Long Term Bond Portfolio..........   15
The Equity Portfolio..................   15
The Small Company Value Portfolio.....   15
The Managed Portfolio.................   15
The International Growth Portfolio....   15

                                        PAGE
                                        ----
The High Yield Bond Portfolio.........   15
THE POLICY............................   15
Application for a Policy..............   15
Temporary Insurance Coverage..........   16
Initial Premium Payment...............   17
Policy Date...........................   17
Risk Classification...................   17
Right to Examine a Policy--Free Look
  Period..............................   17
Premiums..............................   18
Premium Flexibility...................   18
Scheduled Premium Payments............   18
Modified Endowment Contracts..........   18
Unscheduled Premium Payments..........   19
Premium Payments Affect the
  Continuation of the Policy..........   19
Allocation of Net Premiums............   19
Death Benefits Under the Policy.......   20
Option I..............................   20
Option II.............................   20
Examples of Options I and II..........   20
Changes in Death Benefit Option.......   21
Changes in Specified Amount...........   22
Increases.............................   22
Decreases.............................   22
Other Optional Insurance Benefits.....   23
Waiver of Monthly Deductions Rider....   23
Accidental Death Benefit Rider........   23
Purchase Option Rider.................   23
Spouse's Term Rider...................   24
Children's Term Insurance Rider.......   24
Benefits at Maturity..................   24
Policy Values.........................   24
Fund Value............................   24
Cash Value............................   24
Surrender Value.......................   24
Determination of Fund Value...........   25
Calculating Unit Values for Each
  Subaccount..........................   25
Transfer of Fund Value................   26
Right to Exchange Policy..............   26
Policy Loans..........................   26
Full Surrender........................   28

                                        PAGE
                                        ----
Partial Surrender.....................   28
Preferred Partial Surrender...........   28
Grace Period and Lapse................   29
Special Rule for First Two Policy
  Years...............................   29
Reinstatement.........................   29
CHARGES AND DEDUCTIONS................   30
Deductions from Premiums..............   30
Sales Charge..........................   30
Tax Charges...........................   30
Daily Deductions from the Variable
  Account.............................   31
Mortality and Expense Risk Charge.....   31
Monthly Deductions from Fund Value....   31
Cost of Insurance.....................   31
Administrative Charge.................   32
Other Optional Insurance Benefits
  Charges.............................   32
Fund Charge...........................   32
Administrative Fund Charge............   32
Sales Fund Charge.....................   33
Effect of Changes in Specified Amount
  on the Fund Charge..................   33
Transaction and Other Charges.........   34
Fees and Expenses of the Funds........   34
Guarantee of Certain Charges..........   35
OTHER INFORMATION.....................   35
Federal Income Tax Considerations.....   35
Definition of Life Insurance..........   36
Diversification Requirements..........   36
Tax Treatment of Policies.............   36
Conventional Life Insurance
  Policies............................   37
Modified Endowment Contracts..........   37
Reasonableness Requirement for
  Charges.............................   38
Pension and Profit-Sharing Plans......   38
Other Employee Benefit Programs.......   38
Other.................................   39
Charge for Company Income Taxes.......   39
Voting of Fund Shares.................   39
Disregard of Voting Instructions......   40
Report to Policy Owners...............   40
Substitution of Investment and Right
  to Change Operations................   40

                                        PAGE
                                        ----
Changes to Comply with Law............   41
PERFORMANCE INFORMATION...............   41
THE GUARANTEED INTEREST ACCOUNT.......   42
General Description...................   42
Limitations on Amounts in the
  Guaranteed Interest Account.........   42
Death Benefit.........................   43
Policy Charges........................   43
Transfers.............................   43
Surrenders and Policy Loans...........   44
MORE ABOUT THE POLICY.................   44
Ownership.............................   44
Joint Owners..........................   44
Beneficiary...........................   44
The Policy............................   44
Notification and Claims Procedures....   44
Payments..............................   45
Payment Plan/Settlement Provisions....   45
Payment in Case of Suicide............   45
Assignment............................   45
Errors on The Application.............   45
Incontestability......................   46
Policy Illustrations..................   46
Distribution of The Policy............   46
MORE ABOUT THE COMPANY................   47
Management............................   47
State Regulation......................   47
Telephone Transfer Privileges.........   48
Legal Proceedings.....................   48
Legal Matters.........................   48
Experts...............................   48
Registration Statement................   48
Independent Accountants...............   49
Financial Statements..................   49
Index to Financial Statements.........  F-1
Appendix A............................  A-1
Appendix B............................  B-1

                                IMPORTANT TERMS

     AGE -- The Insured's age as of his or her nearest birthday on the Policy Date, increased by the number of complete Policy Years elapsed.

     BENEFICIARY -- The person or persons named by the Policy Owner in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured.

     CASH VALUE -- The Fund Value for the Policy less the Fund Charge.

     COMPANY, THE -- The Mutual Life Insurance Company of New York.

     FREE LOOK PERIOD -- The Period which follows the application for the Policy and its issuance to the Policy Owner and which follows any application for an increase in Specified Amount. During the Free Look Period which follows the issuance of the Policy, the Policy Owner may cancel the Policy and receive a refund. During a Free Look Period following any increase in Specified Amount, the Policy Owner has a right, in effect, to cancel the increase in Specified Amount and have the charges and deductions attributable to such increase added to the Fund Value.

     FUND CHARGE -- A contingent deferred charge. The Fund Charge consists of two separately calculated elements: the Administrative Fund Charge and the sales Fund Charge. The Fund Charge is determined for the initial Specified Amount of the Policy and for each increase in Specified Amount.

     FUNDS -- The MONY Series Fund, Inc. and the Enterprise Accumulation Trust.

     FUND VALUE -- The Fund Value is the sum of the amounts under the Policy held in each Subaccount of the Variable Account and the Guaranteed Interest Account, as well as any amount set aside in the Company's Loan Account, and any interest thereon, to secure Outstanding Debt.

     GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Variable Account or to any other segregated separate account of the Company.

     GUARANTEED INTEREST ACCOUNT -- An account that is part of Company's General Account to which all or a portion of net premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 5.0%) declared by Company.

     HOME OFFICE -- The Company's administrative office at 1740 Broadway, New York, New York, 10019. "Home Office" also includes the Company's Syracuse Operations Center at 1 MONY Plaza, Syracuse, N.Y. 13202.

     INSURED -- The person upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.

     LOAN ACCOUNT -- An account to which amounts are transferred from the Subaccounts and the Guaranteed Interest Account as collateral for any Outstanding Debt. The Loan Account is part of the Company's General Account, and it accumulates interest at a guaranteed rate of 5.0%.

     MATURITY DATE -- The Policy Anniversary on which the Insured is Age 95.

     MINIMUM MONTHLY PREMIUM -- The amount determined by the Company which is necessary to keep the Policy in force for the first two Policy Years.

     MONTHLY ANNIVERSARY DAY -- The day each month on which the monthly deduction is due against the Fund Value. The first Monthly Anniversary Day is the Policy Date.

     OUTSTANDING DEBT -- The unpaid loan balance including accrued loan interest due and unpaid.

     PARTIAL SURRENDER -- The surrender of a portion of the Policy. At least $500 of Surrender Value must remain after a Partial Surrender, or a full surrender of the Policy will be required.

     POLICY DATE -- The date set forth on page 1 of the Policy that is used to determine the Monthly Anniversary Day, Policy months, and Policy years. Policy monthly, quarterly, semiannual and annual

Anniversaries are measured from the Policy Date. Each Policy month starts on the same date in each calendar month as that specified as the Policy Date. Where the Policy Date is the 29th, 30th, or 31st of a month, and there is no such date in a calendar month, the Policy month for such month will start on the last day of that calendar month.

     POLICY OWNER OR OWNER -- The person who owns the Policy. The Policy Owner will be the Insured unless otherwise stated in the application. If the Policy has been absolutely assigned, the assignee becomes the Policy Owner. A collateral assignee is not the Owner.

     PORTFOLIO(S) -- The separate investment portfolios of the Funds.

     PREFERRED PARTIAL SURRENDER -- An amount, up to 10% of Cash Value, which may be surrendered without the application of a Fund Charge or reduction in specified amount.

     RIDER -- The addendum to a Policy which adds an optional insurance benefit to the Policy.

     SCHEDULED PREMIUM PAYMENTS -- The premium amount specified on the application as the amount the Policy Owner intends to pay at fixed intervals over a specified period of time. Within specified limits, premiums in excess of the Scheduled Premium Payments may be paid. Scheduled Premium Payments may be changed at any time. Scheduled Premium Payments are not required to paid.

     SPECIFIED AMOUNT -- The minimum death benefit for so long as the Policy remains in force. The Specified Amount may be increased or decreased under certain circumstances.

     SUBACCOUNTS -- The subdivisions of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of one of the Funds.

     SURRENDER VALUE -- The Cash Value less any Outstanding Debt reduced by any Unearned Loan Interest.

     TARGET PREMIUM -- The maximum amount of premiums paid against which the Fund Charge may be applied.

     TRANSACTION DATE -- The date the Company receives a premium or acceptable written or telephone request at the Home Office. If the premium or request reaches the Home Office on a day which is not a Valuation Date or after the close of business on a Valuation Date (i.e., after 4:00 p.m. Eastern Time), the Transaction Date will be the next Valuation Date.

     UNEARNED LOAN INTEREST -- The amount of interest on Outstanding Debt which has not yet been earned by the Company. Interest on new Policy loans or Outstanding Debt is charged in advance on the date of the loan or the Policy Anniversary, as appropriate.

     UNIT -- The bookkeeping measure used to value the amounts allocated to the Subaccounts of the Variable Account.

     UNIT VALUE -- The value of the Units of each Subaccount of the Variable Account. Unit Values are calculated for each Subaccount on each Valuation Date.

     VALUATION DATE -- Each date on which the Variable Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which there is sufficient trading in the securities of a Portfolio of the Funds to affect materially the unit value of the corresponding Subaccount of the Variable Account.

     VALUATION PERIOD -- The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

     VARIABLE ACCOUNT -- The Company's Variable Account L, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

                             SUMMARY OF THE POLICY

     This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the prospectus relates to the portion of the Policy involving the Variable Account. The Guaranteed Interest Account is briefly described under "The Guaranteed Interest Account," on page 42 and in the Policy.

PURPOSE OF THE POLICY

     The Policy offers a Policy Owner insurance protection on the life of the Insured through the Maturity Date for so long as the Policy is in force. A maturity benefit will be paid in lieu of a death benefit when the Policy reaches the Maturity Date during the Insured's lifetime. Like traditional fixed life insurance, the Policy provides for a death benefit equal to its Specified Amount, accumulation of cash value, and surrender and loan privileges. Unlike traditional fixed life insurance, the Policy offers a choice of investment alternatives and an opportunity for the Policy's Fund Value and its death benefit, to grow based on investment results. The Policy is a flexible premium policy, so that, unlike many other insurance policies, a Policy Owner may choose the amount and frequency of premium payments, within certain limits.

POLICY VALUES

     A Policy Owner may allocate net premium payments among the various Subaccounts that comprise the Variable Account and that invest in corresponding Portfolios of the MONY Series Fund and the Accumulation Trust. A Policy Owner may also allocate net premium payments to the Guaranteed Interest Account. The Loan Account represents amounts set aside in the General Account of the Company as collateral for Outstanding Debt.

     The Fund Value of the Policy is the sum of amounts allocated to the Subaccounts of the Variable Account, the Guaranteed Interest Account and the Loan Account. The Cash Value of the Policy is the Fund Value less the Fund Charge. The Surrender Value of the Policy is the Cash Value less any Outstanding Debt reduced by any Unearned Loan Interest.

     Depending on the investment experience of the selected Subaccounts, the Fund Value may increase or decrease on any day. The death benefit may or may not increase or decrease depending upon several factors, including the death benefit option selected by the Policy Owner, although the death benefit will never decrease below the Specified Amount provided the Policy is in force. There is no guarantee that the Policy's Fund Value and death benefit will increase. The Policy Owner bears the investment risk on that portion of the net premiums and Fund Value allocated to the Variable Account.

     The Policy will remain in force until the earliest of the Maturity Date, the death of the Insured, or a full surrender of the Policy, unless, before any of these events, the Policy lapses and a Grace Period expires without sufficient additional premium payment or repayment of Outstanding Debt by the Policy Owner.

     Generally, the Policy will remain in force only as long as the Cash Value less any Outstanding Debt is sufficient to pay all the monthly deductions. However, if the premiums paid meet the Minimum Monthly Premium requirement during the first two Policy years, the Policy and all Rider coverages will remain in force even if the Cash Value of the Policy less any Outstanding Debt is not sufficient to pay the monthly deductions.

THE DEATH BENEFIT

     The minimum Specified Amount for a Policy is $100,000. A Policy Owner may elect one of two options to calculate the amount of death benefit payable under the Policy, which may increase the death benefit. Under Option I, the death benefit will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last Monthly Anniversary Day, or, if greater, the Fund Value (determined as of the date of the Insured's death) plus the Fund Value on the last Monthly Anniversary Day multiplied by a death benefit percentage required by the federal tax law definition of life insurance. Under Option II, the death benefit will be equal to the Specified Amount of the Policy plus the Fund Value (determined as of the date of the Insured's death) or, if greater, the Fund Value (determined as of the date of the Insured's death) plus the Fund Value on the last Monthly Anniversary Day multiplied by the death benefit percentage. Policy Owners seeking to have favorable investment performance reflected in increasing Fund Value should choose Option I; Policy Owners seeking to have favorable investment performance reflected in increasing insurance coverage should choose Option II. A Policy Owner may change the death benefit Option and increase or decrease the Specified Amount, subject to certain conditions. See "Death Benefits Under the Policy," page 20.

PREMIUM FEATURES

     The Company requires a Policy Owner to pay an initial premium equal to at least the Minimum Monthly Premium that is defined by the Company. Thereafter, subject to certain limitations, a Policy Owner may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policy Owner with the flexibility to vary premium payments to reflect varying financial conditions.

     When applying for a Policy, a Policy Owner will determine a Scheduled Premium Payment that provides for the payment of level premiums in regular intervals over a specified period of time. Each Policy Owner will receive a premium reminder notice for the Scheduled Premium Payment on either an annual, semiannual, or quarterly basis, at the option of the Policy Owner; however, the Policy Owner may not be required to pay Scheduled Premium Payments. Premiums may be paid monthly under the MONYMatic plan where the Owner authorizes the Company to withdraw Scheduled Premium Payments from the Owner's checking account each month.

     The amount, frequency, and period of time over which a Policy Owner pays premiums may affect whether or not the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions. For more information on the tax treatment of life insurance contracts, including those classified as modified endowment contracts. See "Federal Income Tax Considerations," page 35.

     Payment of the Scheduled Premiums will not guarantee that a Policy will remain in force. See "Grace Period and Lapse," page 29. Unscheduled premium payments may not be less than $250. The Company also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability.

ALLOCATION OPTIONS

     The Subaccounts invest in portfolios of two mutual funds which offer the Policy Owner the opportunity to direct the Company to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these securities. Each of the Subaccounts invests exclusively in shares of a designated portfolio (a "Portfolio") of the MONY Series Fund, Inc. (the "MONY Series Fund") or the Enterprise Accumulation Trust (the "Accumulation Trust") (collectively the "Funds"). The available Portfolios of the Funds, each of which has a different investment objective, are the Money Market Portfolio, the Government Securities Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Equity Portfolio, the Small Cap Portfolio, the Managed Portfolio, the International Growth Portfolio, and the High Yield Bond Portfolio. See "The Funds," page 13.

     MONY Life Insurance Company of America, a wholly-owned subsidiary of the Company is the investment manager of the MONY Series Fund. Enterprise Capital Management, Inc., a subsidiary of the Company, is the investment manager of the Accumulation Trust. OpCap Advisors, formerly known as Quest for Value Advisors, a subsidiary of Oppenheimer Capital, is the sub-investment adviser, of the Equity and Managed Portfolios; Gabelli Asset Management, Inc. (formerly GAMCO Investors, Inc.) is the sub-investment adviser of the Small Company Value Portfolio (formerly known as Small Cap Portfolio); Brinson Partners, Inc. is the sub-investment adviser of the International Growth Portfolio; and Caywood-Scholl Capital Corporation is the subinvestment adviser of the High Yield Bond Portfolio.

     The Policy Owner may choose to allocate net premium payments to any or all of the available Subaccounts constituting the Variable Account, and to the Guaranteed Interest Account.

TRANSFER OF FUND VALUE

     The Policy Owner may transfer Fund Value among the Subaccounts, and, subject to certain other limitations, between the Subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if an authorization for telephone transfer form has been properly completed and signed and filed at the Company's Syracuse Operations Center. See "Transfer of Fund Value," page 26.

POLICY LOANS

     The Policy Owner may borrow from the Company an amount up to 90% of the Policy's Cash Value less any existing Outstanding Debt. The minimum loan is $250. The Policy will be the only security required for a loan. See "Policy Loans," page 26.

     The amount of any Outstanding Debt reduced by any Unearned Loan Interest is subtracted from the death benefit or from the Cash Value upon surrender. See "Full Surrender," page 28. Outstanding Debt may also impact the continuation of the Policy. See "Grace Period and Lapse," page 29.

FULL SURRENDER

     The Owner can surrender the Policy during the life of the Insured and receive its Surrender Value, which is equal to the Fund Value less the Fund Charge and less any Outstanding Debt reduced by any Unearned Loan Interest.

PARTIAL SURRENDER

     Partial Surrenders are available under the Policy after the second Policy anniversary so long as the Surrender Value remaining after giving effect to the requested surrender and any fees which may be assessed as a result of the Partial Surrender exceeds any minimum requirements. If a Partial Surrender is for an amount which exceeds the amount available, it will be rejected and the request will be returned to the Policy Owner. A Partial Surrender may decrease the Specified Amount of a Policy if the Owner has elected death benefit Option I, and it will decrease the death benefit if the death benefit is greater than the Specified Amount under either Option I or II. See "Partial Surrender," at page 28.

     Among other restrictions, Partial Surrenders must be for at least $500, and the Policy's Surrender Value after the surrender must be at least $500. A Partial Surrender Fee of $25 or 2% of the amount surrendered, whichever is less, will be assessed against the remaining Fund Value. In addition, a portion of the Fund Charge may be assessed upon a Partial Surrender.

PREFERRED PARTIAL SURRENDER

     A Policy Owner may obtain during any Policy year after the second Policy anniversary amounts, up to 10% of Cash Value (on the date the first Partial Surrender request is received), without the application of a Fund Charge or reduction in specified amount. The Partial Surrender Fee, however, will be charged. This amount is referred to as the Preferred Partial Surrender Amount. See "Preferred Partial Surrender", page 28.

FREE LOOK PERIOD

     A Policy Owner may obtain a full refund of the premium paid if the Policy is returned within 10 days (or longer in certain states) after the Owner receives it, within 10 days after the Company mails or delivers the notice of the right of withdrawal, or 45 days after the application for the Policy is completed, whichever is later. During the Free Look Period, net premiums will be allocated to the Money Market Subaccount, which invests in the Money Market Portfolio of the MONY Series Fund. During a Free Look Period following any increase in Specified Amount, the Policy Owner has a right, in effect, to cancel the increase in Specified Amount and have the charges and deductions attributable to such increase added to the Fund Value. See "Right to Examine a Policy -- Free Look Period", page 17.

GRACE PERIOD AND LAPSE

     Payment of Scheduled Premium Payments will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Cash Value less any Outstanding Debt. However, during the first two Policy years, if on each Monthly Anniversary Day the sum of premiums paid, less the sum of Partial Surrenders (and any fees relating thereto) and any Outstanding Debt is greater than or equal to the Minimum Monthly Premium times the number of completed Policy months, the Policy is guaranteed not to lapse, regardless of the Policy's Cash Value less Outstanding Debt. Even if Scheduled Premium Payments are made, the Policy will lapse any time the Cash Value less Outstanding Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment.

CHARGES AND DEDUCTIONS

     DEDUCTIONS FROM PREMIUMS

     Certain charges are deducted from each premium payment under a Policy prior to applying the net premium to the Fund Value. These charges consist of the following items:

     SALES CHARGE -- A sales charge equal to 4% of each premium paid during the first ten Policy Years, 2% of each premium paid in Policy Years 11 through 20, and none thereafter.

     TAX CHARGE -- A state premium tax charge for policyholders resident in New York, currently equal to 0.8% of each premium, and a charge related to the federal tax treatment of deferred acquisition costs currently equal to 1.25% of each premium will be deducted to compensate the Company for these taxes. The Company does not expect to make a profit from this charge. (See "Tax Charges", page 30.)

     DAILY DEDUCTION FROM THE VARIABLE ACCOUNT

     A charge is deducted from the Variable Account each day for the Mortality and Expense Risk Charge as described below.

     MORTALITY AND EXPENSE RISK CHARGE -- A charge is deducted daily from each Subaccount of the Variable Account for mortality and expense risks assumed by the Company. For the first 10 Policy years, this charge is equal to .002055% of the amount in the Subaccounts, which is equivalent to an annual rate of .75% of Subaccount value. Each month the Policy remains in force after the tenth Policy Anniversary, the Fund Value allocated to the Subaccounts will be credited with an amount which will effectively reduce the Mortality and Expense Risk Charge. This amount will be determined by multiplying the Fund Value in all Subaccounts by .04167% which is equivalent to 0.5% on an annualized basis. This amount is guaranteed and will be allocated among the Subaccounts proportionately on each Monthly Anniversary Day following the tenth Policy Anniversary.

     DEDUCTIONS FROM FUND VALUE

     A charge called the Monthly Deduction is deducted from the Fund Value on each Monthly Anniversary Day. The monthly deduction consists of the following items:

     COST OF INSURANCE -- This monthly charge compensates the Company for providing life insurance coverage for the Insured. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the Policy at the beginning of each Policy Month.

     ADMINISTRATIVE CHARGE -- An administrative charge is deducted each month based on the Specified Amount of the Policy. The administrative charge decreases after the first Policy year:

                                                      EACH         EACH
                                                    OF FIRST      POLICY
                                                    12 POLICY     MONTH
                                                     MONTHS     THEREAFTER
                                                    ---------   ----------
Specified Amount:
  Less than $250,000..............................   $31.50*      $6.50
  $250,000 to $499,999............................    28.50*       3.50
  $500,000 or more................................    25.00*       None

---------------

* Reduced by $5.00 for issue ages 0 through 17.

     OPTIONAL INSURANCE BENEFITS CHARGES -- The monthly deduction will include charges for any other optional insurance benefits added to the Policy by Rider.

     FUND CHARGE

     The Company will assess a Fund Charge against Fund Value upon surrender of a Policy or reduction in the Specified Amount within fourteen years of the Policy Date or of a subsequent increase in Specified Amount. The Fund Charge consists of two charges: an Administrative Fund Charge and a Sales Fund Charge.

     ADMINISTRATIVE FUND CHARGE -- The Administrative Fund Charge is equal to an amount per thousand of Specified Amount as follows:

                                                  ADMINISTRATIVE
                   ISSUE AGE                       FUND CHARGE
                   ---------                      --------------
0-25............................................      $2.50
26..............................................       3.00
27..............................................       3.50
28..............................................       4.00
29..............................................       4.50
30 or higher....................................       5.00

The amount of the charge remains level for five years. After the fifth year, the charge decreases by 10% per year until it reaches zero at the end of the 14th year. See "Fund Charge -- Administrative Fund Charge", page 32.

     SALES FUND CHARGE -- The Sales Fund Charge is equal to a percentage of the premiums paid in the first five years, up to a maximum amount of premiums called the Target Premium. The percentage of premiums varies by Age as follows:

          NON-QUALIFIED                         QUALIFIED
---------------------------------    --------------------------------
      ISSUE AGE        PERCENTAGE        ISSUE AGE         PERCENTAGE
      ---------        ----------        ---------         ----------
0-17.................      50%       18-35.............        75%
18-38................      75        36-37.............        70
39-45................      70        38-45.............        65
46-67................      65        46-68.............        60
68...................      60        69   .............        55
69...................      55        70   .............        50
70-80................      50

     The Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year. The Sales Fund Charge during the first two years that the Policy is in force is limited. See "Fund Charge -- Sales Fund Charge", page 33.

     Administrative Fund Charges and Sales Fund Charges are determined in a similar manner for increases in Specified Amount. Decreases in Specified Amount may result in immediate deduction of a portion of the sales Fund Charge and administrative Fund Charge from the Fund Value.

     TRANSACTION AND OTHER CHARGES

     A Partial Surrender Fee of the lesser of 2% of the amount surrendered and $25 will be assessed against the remaining Fund Value for any Partial Surrender or Preferred Partial Surrender. In addition, the Company reserves the right to charge a fee of $25 on transfers which exceed twelve in any Policy year.

     The operating expenses of the Variable Account are paid by the Company and certain charges, deductions, and fees are made or imposed to compensate the Company for these expenses and for the risk that the charges, deductions, and fees may not be sufficient to compensate the Company. Investment advisory fees and operating expenses of the Fund are paid by the Fund. For a description of these charges, see "Charges and Deductions," page 30.

TAX TREATMENT OF INCREASES IN FUND VALUE

     The Fund Value under the Policy is currently subject to the same federal income tax treatment as the cash value under fixed life insurance. Therefore, generally the Policy Owner will not be deemed to be in constructive receipt of the Fund Value unless and until the Policy Owner is deemed to be in receipt of a distribution from the Policy. For information on the tax treatment of the Policy and on the tax treatment of a Full Surrender, a Partial Surrender, a Preferred Partial Surrender, or a Policy loan, see "Federal Income Tax Considerations," page 35.

TAX TREATMENT OF DEATH BENEFIT

     The death benefit under the Policy is currently subject to federal income tax treatment consistent with that of fixed life insurance. Therefore, generally the death benefit will be fully excludable from the gross income of the Beneficiary under the Internal Revenue Code. See "Federal Income Tax Considerations," page 35.

THE GUARANTEED INTEREST ACCOUNT

     The Policy Owner may allocate all or a portion of net premium payments and transfer Fund Value to the Guaranteed Interest Account, within specified limits. Amounts allocated to the Guaranteed Interest Account are held in the Company's General Account. The Company guarantees that the Fund Value allocated to the Guaranteed Interest Account will be credited interest daily at a rate equivalent to an effective annual rate of 5%. In addition, the Company may in its sole discretion pay interest in excess of the guaranteed amount. After the tenth Policy anniversary, the annual interest rates that apply to the Fund Value in the Guaranteed Interest Account will be .5% higher than the rates applicable to policies of the same type which have not yet reached their tenth policy anniversary. This increase is guaranteed and will be credited only when interest in excess of the 5% guaranteed rate is being applied to policies of the same type which have not yet reached their tenth policy anniversary. See "The Guaranteed Interest Account," page 42.

CONTACTING THE COMPANY

     All written requests, notices, and forms required by the Policies, and any questions or inquiries should be directed to the Company's Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

             INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT

THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

     The Mutual Life Insurance Company of New York ("Company") is a mutual life insurance company organized under the laws of the state of New York in 1842. The principal office of the Company is located at

1740 Broadway, New York, New York 10019. It is admitted to do business in all states, as well as the District of Columbia, and Puerto Rico. As of the end of 1997, the Company had over $72.7 billion of life insurance in force and consolidated assets of approximately $22.0 billion.

     In September 1997, the Company announced that it had begun the process of demutualization. If completed, it is not expected that demutualization will have any material effect on MONY Variable Account L or the Policies.

     At May 1, 1998, the rating assigned to the Company by A. M. Best Company, Inc., an independent insurance company rating organization, was A- (Excellent) based upon an analysis of financial condition and operating performance through the end of 1996. The A. M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

     MONY Securities Corp., a wholly owned subsidiary of the Company, is the principal underwriter for the Policies.

  Year 2000 Issue

     The Year 2000 issue is the result of widespread use of computer programs which use two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe computer capacity which would have been necessary to accommodate a four digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or in miscalculations.

     The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the "Year 2000" issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 problem will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 problem may have a material impact on the operations of the Company. Further, even if the Company completes such modifications and conversions, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 problem will not have a material impact on the operations of the Company.

     MONY Series Fund and the Accumulation Trust have reviewed with their respective investment advisers and other suppliers of services the status of their Year 2000 issue. MONY Series Fund and the Accumulation Trust prospectuses, which are included in the Prospectus Portfolio, contain the results of those status reviews. See MONY Series Fund prospectus at page 20; Accumulation Trust prospectus at page 20.

MONY VARIABLE ACCOUNT L

     The MONY Variable Account L (the "Variable Account") is a separate investment account of the Company and at present is used only to support flexible premium variable life insurance policies. The assets in the Variable Account are kept separate from the General Account assets and other separate accounts of the Company.

     The Company owns the assets in the Variable Account and is required to maintain sufficient assets in the Variable Account with a total market value equal to the Policy liabilities funded by the Variable Account. The Variable Account is divided into subdivisions called Subaccounts. The income, gains, or losses, realized or unrealized, of the Variable Account are credited to or charged against the assets held in the Variable Account without regard to the other income, gains, or losses of the Company. Assets in the Variable Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business that the Company conducts. However, the Company may transfer to its General Account any assets which exceed anticipated obligations of the Variable Account. All obligations arising under the Policy are general corporate obligations of the Company. The Company may accumulate in the Variable Account proceeds from various Policy charges and investment results applicable to those assets.

     The Variable Account was established on November 28, 1990 under New York law under the authority of the Board of Trustees of the Company. The Variable Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC"). Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

     There are currently nine Subaccounts within the Variable Account available to the Policyholder. Each Subaccount invests exclusively in shares of a designated Portfolio of the Funds. For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These Portfolios are available to serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company as well as other life insurance companies, and may be available to certain pension accounts. They are not available directly to individual investors. The Company may in the future establish additional Subaccounts within the Variable Account, which may invest in other Portfolios of the Funds or in other securities. Not all Subaccounts are available to the Policy Owner.

THE FUNDS

     Each Subaccount of the Variable Account currently invests only in shares of a corresponding Portfolio of the MONY Series Fund, Inc. (the "MONY Series Fund") or the Enterprise Accumulation Trust (the "Accumulation Trust") (the MONY Series Fund and the Accumulation Trust are collectively called the "Funds"). The Funds are diversified, open end management investment companies of the series type. The Funds are registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policy of the Funds.

     Of the seven separate Portfolios of the MONY Series Fund, currently only four portfolios ("Portfolios"), each of which pursues different investment objectives and policies, are available for purchase by corresponding Subaccounts of the Variable Account available to the Policy Owner. MONY America acts as the investment manager of the MONY Series Fund. MONY America is a registered investment adviser under the Investment Advisers Act of 1940. As investment adviser to the MONY Series Fund, MONY America receives a daily investment advisory fee equivalent to an annual rate of 0.50 percent of the first $400 million, 0.35 percent of the next $400 million, and 0.30 percent of net assets in excess of $800 million of the aggregate average daily net assets of the Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios of the MONY Series Fund, and 0.40 percent of the first $400 million, 0.35 percent of the next $400 million, and 0.30 percent of net assets in excess of $800 million of the aggregate average daily net assets of the Money Market Portfolio of the MONY Series Fund, as described in the accompanying current prospectus for the MONY Series Fund. MONY America, as investment adviser, has agreed to bear all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the Fund's directors, officers and employees who are interested persons of MONY America. All other expenses, including the calculation of the net asset values of the Portfolios, will be borne by the Fund itself, subject to certain limitations imposed by state law. MONY America has entered into a Services Agreement with the Company for the provision of personnel, equipment, facilities and other services, in order to carry out its duties as investment adviser to the Fund. Of the five separate Portfolios of the Accumulation Trust, currently all five separate Portfolios, each of which pursues different investment objectives and policies, are available for purchase by corresponding Subaccounts of the Variable Account. Enterprise Capital Management, Inc., a wholly owned subsidiary of the Company, acts as the investment manager of the Accumulation Trust. OpCap Advisors, formerly known as Quest for Value Advisors, a subsidiary of Oppenheimer Capital, acts as the sub-investment adviser to the Equity and Managed Portfolios of the Accumulation Trust. Gabelli Asset Management, Inc. (formerly GAMCO Investors, Inc.) acts as the sub-investment adviser to the Small Company Value Portfolio. Brinson Partners, Inc. acts as the sub-investment adviser to the International Growth Portfolio. Caywood-Scholl Capital Corporation acts as sub-investment adviser to the High Yield Bond Portfolio.

     The investment objectives of each Portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio affected (which, for each of the Funds, means the lesser of (1) 67 percent of the Portfolio shares represented at a meeting at which more than

50 percent of the outstanding Portfolio shares are represented or (2) more than 50 percent of the outstanding Portfolio shares).

PURCHASE OF PORTFOLIO SHARES BY THE VARIABLE ACCOUNT

     The shares of each Portfolio are purchased by the Company for the corresponding Subaccount at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless the Company, on behalf of the Variable Account, elects otherwise. Fund shares will be redeemed by the Company at their net asset value to the extent necessary to make payments under the Policies.

     Shares of the Funds are offered only for purchase by separate accounts of insurance companies, which may or may not be affiliated with the Company, or with each other. This is called "shared funding." They may also sell shares to separate accounts to serve as an investment medium for variable life insurance policies and for variable annuity contracts. Thus, the Funds serve as an investment medium for both variable life insurance policies and variable annuity contracts. This is called "mixed funding." The Company currently does not foresee any disadvantages to Policy Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts for which the Funds serve as an investment medium might at some time be in conflict. However, the Company's Board of Trustees, the MONY Series Fund's Board of Directors, the Accumulation Trust's Board of Trustees, and any other insurance companies that participate in the Funds are required to monitor events in order to identify any material conflicts that arise from the use of the Funds for mixed and/or shared funding. The Funds' Boards are required to determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

     A summary of the investment objectives of each of the Portfolios of the Funds is described below. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of each Fund, including information on the risks associated with the investment and investment techniques of each of the Portfolios.

        THE FUNDS' PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE
                        READ CAREFULLY BEFORE INVESTING.

     THE MONEY MARKET PORTFOLIO

     The investment objective of the Money Market Portfolio is to seek maximum current income consistent with preservation of capital and maintenance of liquidity. The Money Market Portfolio attempts to achieve this objective by investing in money market instruments. MONY Series Fund offers this Portfolio.

     THE GOVERNMENT SECURITIES PORTFOLIO

     The investment objective of the Government Securities Portfolio is the maximum current income over the intermediate term consistent with the preservation of capital, through investment in highly-rated debt securities, U.S. Government obligations, and money market instruments, with a dollar weighted average life of up to ten years at the time of purchase. MONY Series Fund offers this Portfolio.

     THE INTERMEDIATE BOND PORTFOLIO

     The investment objective of the Intermediate Bond Portfolio is to maximize income over the intermediate term consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing in highly rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of between 4 and 8 years. MONY Series Fund offers this Portfolio.

     THE LONG TERM BOND PORTFOLIO

     The investment objective of the Long Term Bond Portfolio is to maximize income over the longer term consistent with preservation of capital. The Portfolio seeks to achieve its objective by investing in highly-rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of more than 8 years. MONY Series Fund offers this Portfolio.

     THE EQUITY PORTFOLIO

     The investment objective of the Equity Portfolio is long-term capital appreciation. The Portfolio seeks to achieve this investment objective by investing in a diversified portfolio of primarily equity securities selected on the basis of a value-oriented approach to investing. The Accumulation Trust offers this Portfolio.

     THE SMALL COMPANY VALUE PORTFOLIO

     The Small Company Value Portfolio seeks capital appreciation. The Portfolio pursues its investment objective by investing in a diversified portfolio of primarily equity securities of companies with market capitalization of under $1 billion. Prior to May 1, 1998, the Small Company Value Portfolio was known as the Small Cap Portfolio. No change in its operation will result from its being renamed. The Accumulation Trust offers this Portfolio.

     THE MANAGED PORTFOLIO

     The investment objective of the Managed Portfolio is to provide growth of capital over time. The Portfolio seeks to achieve this investment objective by investing in a portfolio consisting of common stocks, bonds and cash equivalents, the percentage of which will vary over time based on the investment manager's assessment of the relative investment values. The Accumulation Trust offers this Portfolio.

     THE INTERNATIONAL GROWTH PORTFOLIO

     The investment objective of the International Growth Portfolio is to provide capital appreciation, primarily through a diversified portfolio of non-United States equity securities. The Accumulation Trust offers this portfolio.

     THE HIGH YIELD BOND PORTFOLIO

     The investment objective of the High Yield Bond Portfolio is to provide maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation. The Accumulation Trust offers this portfolio.

                                   THE POLICY

     The variable life insurance benefits of the Policies are funded through the Policy Owner's Fund Value in the Variable Account and the Guaranteed Interest Account. The information included below describes the benefits, features, charges, and other major provisions of the Policies.

APPLICATION FOR A POLICY

     The Policy is designed to meet the needs of individuals and for corporations who wish to provide coverage and benefits for key employees. Individuals wishing to purchase the Policy must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of MONY Securities Corp. ("MSC"). The licensed agent will then submit the completed application to the Company. The Policy may also be sold through other broker-dealers authorized by MSC and applicable law to do so. A Policy can be issued on the life of an Insured for Ages up to and including Age 80 with evidence of insurability satisfactory to the Company. The Insured's Age is calculated as of the Insured's birthday nearest the Policy

Date. Acceptance is subject to the Company's underwriting rules, and the Company reserves the right to request additional information and to reject an application.

     The minimum Specified Amount which may be applied for is $100,000. However, the Company also reserves the right to revise its rules from time to time to specify a different minimum Specified Amount at issue for subsequent issued Policies.

     Each Policy is issued with a Policy Date, which is the date used to determine the Monthly Anniversary Day, Policy Months, Policy Years, and Policy monthly, quarterly, semiannual and annual Anniversaries. The Policy Date will be stated on Page 1 of the Policy. The Policy Date will normally be the later of the date that delivery of the Policy is authorized by the Company (the "Policy Release Date") or the Policy Date requested in the application. Except as provided under the temporary insurance procedures defined below, no premiums may be paid with the application.

     TEMPORARY INSURANCE COVERAGE

     If an applicant desires interim insurance coverage prior to the Policy Release Date, a Temporary Insurance Agreement is available. At the time an application is accepted by a licensed agent of the Company, the applicant must satisfactorily complete and sign the Temporary Insurance Agreement Form and submit payment for at least one Minimum Monthly Premium for the Policy as applied for. Coverage commences under the Temporary Insurance Agreement on the date the Temporary Insurance Agreement Form is signed and the required premium amount has been paid, or if later, the requested Policy Date. See "Premium Flexibility," page 18.

     Once the coverage under the Temporary Insurance Agreement commences, it generally will run until the Policy Release Date, but in no event for more than 90 days from the date the Temporary Insurance Agreement Form is signed. In addition, this temporary insurance coverage will also cease on the earliest of
(a) the 45th day after the Temporary Insurance Agreement Form is signed if the last of the medical exams and tests initially required under the Company's published underwriting rules has not been completed by the applicant, (b) 5 days after the Company sends notice to the applicant that it declines to issue any Policy, (c) the date the applicant informs the Company that the Policy will be refused, (d) the Policy Release Date, if the Policy is issued as applied for, or
(e) where the Policy is issued other than as applied for, the earlier of the 15th day after the Policy Release Date or the date the Policy takes effect. If death occurs during the period of temporary coverage, the death benefit will be
(i) the lesser of $500,000 or the insurance coverage applied for on the life of the proposed Insured (including any optional Riders), less (ii) the Deductions from Premium and the Monthly Deduction due prior to the date of death.

     During the period before the Policy Release Date, premiums paid with the application pursuant to the Temporary Insurance Agreement will be held in the Company's General Account. Except as provided below, interest will be credited on the premium (less any Deductions from Premiums) held in the Company's General Account. The interest rate will be set by the Company, but will not be less than 5 percent per year. If the Policy is issued and accepted, these amounts will be applied to the Policy. These premiums will be returned (without interest) to the applicant within 5 days after:

          (1) the date the applicant informs the Company at or before the Policy Release Date (or where the Policy is authorized for delivery other than as applied for, on or before the 15th day after the Policy Release Date) that the Policy will be refused; or

          (2) the date which is 30 days after the application is signed, if any medical exams or tests required by the Company have not yet been completed.

Premiums will be returned with interest to the applicant within 5 days after the date the Company sends notice to the applicant declining to issue any Policy on the Insured.

     INITIAL PREMIUM PAYMENT

     If the application is approved and the Policy is subsequently issued, the balance due (if any) of the first Scheduled Premium Payment, as specified in the Policy, is payable upon delivery of the Policy. The Policy will take effect on the date the Policy is accepted by the applicant and the initial Scheduled Premium Payment has been paid, or the Policy Date requested in the application, if later. If a specific Policy Date has not been requested or if the Policy Date requested is prior to the Policy Release Date, upon receipt of the balance due (if any), the amount attributable to the Policy (including any premiums held in the General Account under the Temporary Insurance Agreement plus any interest credited in the General Account, less Deductions from Premiums) will be transferred to the Money Market Subaccount of the Variable Account on the Policy Release Date pending expiration of the applicable Free Look Period. After such transfer, the Monthly Deduction due prior to or on the Policy Release Date will be made. Upon expiration of the Free Look Period, amounts to be allocated to the Subaccounts of the Variable Account will be allocated to those Subaccounts and amounts to be allocated to the Guaranteed Interest Account will be allocated to that Account. (See "Right to Examine A Policy -- Free Look Period," below)

     POLICY DATE

     If a specific Policy Date has been requested which is later than the Policy Release Date, the amount attributable to the Policy will be initially held in the General Account until the Policy Date. On the Policy Date, the amount attributable to the Policy less any Deductions from Premiums for the period commencing with the Policy Date will be transferred to the Money Market Subaccount of the Variable Account pending expiration of the applicable Free Look Period. Upon the expiration of the applicable Free Look Period, amounts allocated to the Subaccounts of the Variable Account will be allocated to those Subaccounts and amounts allocated to the Guaranteed Interest Account will be allocated to that Account. See "Right to Examine A Policy -- Free Look Period," below.

     Subject to the Company's approval, a Policy may be backdated, but the Policy Date may not be more than six months (a shorter period is required in certain states) prior to the date of the application. Backdating can be advantageous if the Insured's lower issue Age results in lower cost of insurance rates. If the Policy is backdated, the initial Scheduled Premium Payment will include sufficient premium to cover additional charges incurred for the backdating period, since monthly deductions are made for the period the Policy Date is backdated.

     RISK CLASSIFICATION

     Insureds are assigned to underwriting (risk) classes which are used in calculating the cost of insurance and certain Rider charges. In assigning Insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method, which may require a medical examination of a proposed Insured, although other forms of underwriting may be used when deemed appropriate by the Company.

RIGHT TO EXAMINE A POLICY -- FREE LOOK PERIOD

     The Free Look Period follows the application for the Policy and its issuance to the Policy Owner, and it also follows any application for an increase in Specified Amount and the issuance of an endorsement increasing the Specified Amount. The period runs to the latest of the date which is (a) 45 days after Part I of the application is signed, (b) 10 days (or longer in certain states) after the Policy Owner receives the Policy, or the endorsement of an increase in Specified Amount, as the case may be, or (c) 10 days after the Company mails or personally delivers a notice of withdrawal right to the Policy Owner. During the Free Look Period which follows the issuance of the Policy, the Policy Owner may cancel the Policy and receive a refund of the full amount of the premium paid. During a Free Look Period following any increase in Specified Amount, the Policy Owner has a right, in effect, to cancel the increase in Specified Amount and have the charges and deductions attributable to such increase added to the Fund Value. During the Free Look Period, net premiums will be allocated to the Money Market Subaccount, which invests in the Money Market Portfolio of the MONY Series Fund. See "Allocation of Net Premiums," page 19.

PREMIUMS

     The Policy is a flexible premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay premiums at the Policy Owner's discretion.

     PREMIUM FLEXIBILITY

     The Company requires a Policy Owner to pay an amount equal to at least the Minimum Monthly Premium to place the Policy in force. If the premiums are to be paid less often than monthly, the premium required to place the Policy in force is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of Scheduled Premium Payments. This Minimum Monthly Premium will be based upon the Policy's Specified Amount and the Age, smoking status, gender (unless unisex cost of insurance rates apply, see "Cost of Insurance," page 28), and underwriting class of the Insured, and any Riders added to the Policy. The Minimum Monthly Premium will be shown in the Policy. Thereafter, subject to the limitations described below, a Policy Owner may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policy Owner with the flexibility to vary premium payments to reflect varying financial conditions.

     If on each Monthly Anniversary Day during the first two Policy years, the sum of all premiums paid, less any Outstanding Debt and less any Partial Surrenders (and their fees), is greater than or equal to the Minimum Monthly Premium times the number of completed Policy months, the Policy is guaranteed not to lapse, regardless of the Policy's Cash Value less Outstanding Debt. See "Grace Period and Lapse," page 29.

     SCHEDULED PREMIUM PAYMENTS

     When applying for a Policy, a Policy Owner will determine a Scheduled Premium Payment that provides for the payment of level premiums at fixed intervals over a specified period of time. Each Policy Owner will receive a premium reminder notice for the Scheduled Premium Payment amount on either an annual, semiannual, or quarterly basis, at the option of the Policy Owner. The minimum Scheduled Premium Payment is equal to the Minimum Monthly Premium multiplied by 12 divided by the Scheduled Premium Payment frequency. Although reminder notices will be sent, the Policy Owner is not required to pay Scheduled Premium Payments.

     Premiums, other than the first, may also be paid monthly under the MONYMatic plan where the Policy Owner authorizes the Company to withdraw premiums from the Owner's checking account each month. Based on the Policy Date, up to two Minimum Monthly Premiums must be paid in cash before the MONYMatic plan will be accepted by the Company. Under the MONYMatic plan, the day on which premiums are withdrawn will be the 15th of the month. Payment of the Scheduled Premium Payments will not guarantee that a Policy will remain in force. Instead, unless one of the Guaranteed Death Benefit Riders has been elected and all requirements have been met, the duration of the Policy depends upon the Policy's Cash Value, less any Outstanding Debt. In addition during the first two Policy Years, if on each Monthly Anniversary Day the sum of premiums paid, less the sum of Partial Surrenders (and any fees relating thereto) and any Outstanding Debt is greater than or equal to the Minimum Monthly Premium times the number of completed Policy Months, the Policy is guaranteed not to lapse, regardless of the Policy's Cash Value less Outstanding Debt. Even if the Scheduled Premium Payments are made, if either of these two provisions do not apply, the Policy will lapse any time the Cash Value less Outstanding Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment.

     MODIFIED ENDOWMENT CONTRACTS

     The amount, frequency and period of time over which a Policy Owner pays premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions than conventional life insurance contracts. See "Federal Income Tax Considerations -- Modified Endowment Contracts," page 37.

     UNSCHEDULED PREMIUM PAYMENTS

     Generally, the Policy Owner can make unscheduled premium payments at any time and in any amount as long as each payment is at least $250.00. The Company may reject or limit any premium payment (Scheduled or unscheduled) that would result in an immediate increase in the death benefit payable, although such a premium may be accepted with satisfactory evidence of insurability. A premium payment would result in an immediate increase if the death benefit under a Policy is, or upon acceptance of the premium would be, equal to a Policy Owner's Fund Value multiplied by a death benefit percentage as a result of the federal income tax law definition of life insurance. See "Death Benefits under the Policy," page 20 and "Federal Income Tax Considerations -- Definition of Life Insurance," page 36. If satisfactory evidence of insurability is not received, the payment, or a portion thereof may be returned. In addition, all or a portion of a premium payment will be rejected and returned to the Policy Owner if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

     Unscheduled premium payments will be treated as premium payments, and not as a repayment of Outstanding Debt, unless a Policy Owner requests otherwise. If the Policy Owner does request that the payment be treated as a repayment of Outstanding Debt, any portion of a payment that exceeds the amount of Outstanding Debt will be applied to the Fund Value. Applicable taxes and sales charges are not deducted from payments used as a repayment of Outstanding Debt, but are deducted from any payment which constitutes a premium payment.

     PREMIUM PAYMENTS AFFECT THE CONTINUATION OF THE POLICY

     If premium payments are stopped, temporarily or permanently, the Policy will continue in effect until the Cash Value less any Outstanding Debt can no longer cover the Monthly Deductions from the Fund Value for the Policy and any optional insurance benefits added by Rider. At that point, the Policy will lapse. See "Grace Period and Lapse," page 29. If the Minimum Monthly Premium requirements are satisfied during the first two Policy years, the Policy is guaranteed not to lapse, regardless of the Policy's Cash Value less Outstanding Debt during this two year period. See "Premiums -- Premium Flexibility," page 18.

     Certain charges will be deducted from each premium payment. See "Charges and Deductions," page 30. The remainder of the premium, referred to as the "net premium", will be allocated as described below under "Allocation of Net Premiums."

ALLOCATION OF NET PREMIUMS

     In the application for the Policy, the Policy Owner selects the Subaccounts of the Variable Account or the Guaranteed Interest Account to which net premium payments will be allocated. During the Free Look Period, net premiums will be allocated to the Money Market Subaccount, which invests in the Money Market Portfolio of the MONY Series Fund. The Fund Value will be automatically allocated according to the Policy Owner's instructions contained in the application at the end of the Free Look Period. Net premiums received after the Free Look Period will be allocated upon receipt among the Subaccounts of the Variable Account and the Guaranteed Interest Account according to the Policy Owner's most recent instructions. If instructions for allocation of premiums are not included in the application or are incomplete, all allocations will be made to the Money Market Subaccount until a subsequent notification of allocation percentages is received.

     Net premiums may be allocated in whole percentages to any number of Subaccounts and to the Guaranteed Interest Account, provided that no allocation may be for less than 10% of a net premium. Allocation percentages must sum to 100%. Available allocation alternatives include the nine Subaccounts and the Guaranteed Interest Account.

     A Policy Owner may change the allocation of net premiums at any time by submitting a proper written request to the Company's Home Office. In addition, changes in net premium allocation instructions may be made by telephone if an authorization for telephone transfer form has been properly completed, signed and filed at the Company's Syracuse Operations Center. The Company reserves the right to discontinue telephone net premium allocation instructions. See "Telephone Transfer Privileges", page
48. The revised allocation percentages will be applied within seven days from receipt of notification.

     Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 10% limit on allocation percentages does not apply.

DEATH BENEFITS UNDER THE POLICY

     When the Policy is issued, the Company will determine the initial amount of insurance based on the instructions provided in the application. That amount will be shown on the specifications page of the Policy and is called the "Specified Amount." The minimum Specified Amount is $100,000.

     For so long as the Policy remains in force, the Company will, upon proof of the death of an Insured, pay death benefit proceeds to a named Beneficiary. Death benefit proceeds will consist of the death benefit under the Policy, plus any insurance proceeds provided by Rider, less any Outstanding Debt reduced by any Unearned Loan Interest (and, if in the Grace Period, further reduced by any overdue charges).

     Each Policy Owner may select one of two death benefit Options: Option I or Option II. Generally the applicant designates the death benefit Option in the application. If no Option is designated, Option I will be assumed by the Company to have been selected. Subject to certain restrictions, the Policy Owner can change the death benefit Option selected. So long as the Policy remains in force, the death benefit under either Option will never be less than the Specified Amount of the Policy.

     OPTION I

     Under Option I, the death benefit will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last Monthly Anniversary Day or, if greater, the Fund Value on the date of death plus the Fund Value (determined as of the end of the Monthly Anniversary Day concurrent with or prior to the date of death) multiplied by a Death Benefit Percentage. The death benefit percentages vary according to the Age of the Insured and will be at least equal to the percentage defined in the Internal Revenue Code, which addresses the definition of a life insurance policy for tax purposes. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 36. The Death Benefit Percentage is 150% for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the Death Benefit Percentages is in Appendix A to this prospectus and in the Policy. Policy Owners who are seeking to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, should choose Option I.

     OPTION II

     Under Option II, the death benefit will be equal to the Specified Amount of the Policy plus the Fund Value on the date of death or, if greater, the Fund Value on the date of death plus the Fund Value (determined as of the end of the Monthly Anniversary Day concurrent with or prior to the date of death) multiplied by a Death Benefit Percentage. The Death Benefit Percentage is the same as that used in connection with Option I and is stated in Appendix A. The death benefit under Option II will always vary as Fund Value varies. Therefore, Policy Owners who seek to have favorable investment performance reflected in increased insurance coverage should choose Option II.

     EXAMPLES OF OPTIONS I AND II

     The following examples demonstrate the determination of death benefits under Options I and II. The examples show three Policies -- Policies 1, 2, and 3 -- with the same Specified Amount, but Fund Values that vary as shown, and which assume an Insured is Age 40 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a Monthly Anniversary Day.

                                                     POLICY 1    POLICY 2    POLICY 3
                                                     --------    --------    --------
Specified Amount...................................  $100,000    $100,000    $100,000
Fund Value on Date of Death........................  $ 35,000    $ 60,000    $ 85,000
Death Benefit Percentage...........................       150%        150%        150%
Death Benefit under Option I.......................  $100,000    $150,000    $212,500
Death Benefit under Option II......................  $135,000    $160,000    $212,500

     Under Option I, the death benefit for Policy 1 is equal to $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value plus the Fund Value multiplied by the Death Benefit Percentage ($35,000 plus $35,000x150%=$87,500). In contrast, for both Policies 2 and 3 under Option I, the Fund Value plus Fund Value multiplied by the Death Benefit Percentage ($60,000 plus $60,000x150%=$150,000 for Policy 2; $85,000 plus
$85,000x150%=$212,500 for Policy 3) is greater than the Specified Amount ($100,000), so the death benefit is equal to the higher value. Under Option II, the death benefit for Policy 1 is equal to $135,000 since the death benefit is the greater of Specified Amount plus Fund Value ($100,000+$35,000=$135,000) or the Fund Value plus Fund Value multiplied by the Death Benefit Percentage ($35,000 plus $35,000x150%=$87,500). Similarly, in Policy 2, Specified Amount plus Fund Value ($100,000+$60,000=$160,000) is greater than Fund Value plus Fund Value multiplied by the Death Benefit Percentage ($60,000 plus $60,000x150%=$150,000). In contrast, in Policy 3, the Fund Value plus Fund Value multiplied by the Death Benefit Percentage ($85,000 plus $85,000x150%=$212,500) is greater than the Specified Amount plus Fund Value ($100,000+$85,000=$185,000), so the death benefit is equal to the higher value.

     Death benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

     CHANGES IN DEATH BENEFIT OPTION

     A Policy Owner may request that the death benefit under the Policy be changed from Option I to Option II, or from Option II to Option I. Changes in the death benefit Option may be made on any Monthly Anniversary Day and should be made in writing to the Company's Home Office. A change from Option II to Option I may be made without evidence of insurability; a change from Option I to Option II will require evidence of insurability satisfactory to the Company. The effective date of any such change requested between Monthly anniversaries will be the next Monthly Anniversary Day after the change is accepted.

     A change in the death benefit from Option I to Option II is accomplished by reducing the Specified Amount of the Policy by the amount of the Policy's Fund Value at the date of the change. This maintains the death benefit payable under Option II at the amount that would have been payable under Option I immediately prior to the change. Although there is no immediate change in the total death benefit, the change to Option II will affect the determination of the death benefit from that point on since the Fund Value will then be added to the new Specified Amount, and the death benefit will then vary with Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

     A change in the death benefit from Option II to Option I will result in a decrease in the death benefit payable under the policy. The Specified Amount of the Policy remains the same before and after the change; however, the death benefit is reduced to an amount equal to the Specified Amount. From that point on, the death benefit will equal the Specified Amount (or, if higher, the Fund Value times the applicable Death Benefit Percentage, as required by the federal tax law definition of life insurance). The change in Option will generally reduce the death benefit payable in the future.

     A change in death benefit Option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Fund Value. See "Cost of Insurance," page 31. Assuming that the Policy's death benefit is not based on the Death Benefit Percentage under either Option I or II, changing from Option II to Option I will generally decrease the net amount at risk, and therefore decrease the cost of insurance charges. Changing from Option I to Option II will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's Age.

CHANGES IN SPECIFIED AMOUNT

     A Policy Owner may request an increase or decrease in the Specified Amount under a Policy subject to approval from the Company. A change in Specified Amount may be made at any time after the second Policy anniversary. Increases in Specified Amount are not permitted on or after the policy anniversary nearest the Insured's 81st birthday. Increasing the Specified Amount will generally increase the death benefit payable under the Policy, and decreasing the Specified Amount will generally decrease the death benefit payable. The amount of change in the death benefit will depend, among other things, upon the death benefit Option chosen by the Policy Owner and whether the death benefit under the Policy is being calculated using the Death Benefit Percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the Policy is in force and the subsequent level of Policy values. For example, an increase in Specified Amount may increase the net amount at risk under a Policy, which will increase a Policy Owner's cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which will decrease a Policy Owner's cost of insurance charges over time.

     Any request for an increase or decrease in Specified Amount must be made by written application to the Company's Home Office. It will become effective on the Monthly Anniversary Day on or next following the Company's acceptance of the request. If the Policy Owner is not the Insured, the Company may also require the consent of the Insured before accepting a request.

     INCREASES

     Additional evidence of insurability satisfactory to the Company will be required for an increase in Specified Amount. An increase will not be given for increments of Specified Amount less than $10,000.

     A requested increase in the Specified Amount will create a new "coverage segment" for which cost of insurance and other charges will be computed separately. See "Charges and Deductions," page 30. In addition, the Fund Charge associated with the Policy will increase. The Fund Charge for the increase is calculated in a similar manner as for the original Specified Amount. The Target Premiums, and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted prospectively to reflect the increase in Specified Amount. If the Specified Amount is increased at the same time that a premium payment is received, the increase will be processed before the premium payment is processed.

     If an increase creates a new coverage segment of Specified Amount, premiums paid after the increase will be allocated to the original and the new coverage segments in the same proportion that the guideline annual premiums defined by the federal securities laws for each segment bear to the sum of the guideline annual premiums for all segments. Fund Value will also be allocated to each coverage segment.

     You will have the right to cancel an increase in the Specified Amount within the later of (i) 45 days after Part I of the application for the increase is signed, (ii) ten days (or longer in certain states) after receipt of the Policy endorsement applicable to the increase, or, (iii) ten days after mailing or personal delivery of a notice as to the availability of the Free Look provision. If the increase is canceled, any charges attributable to the increase will be reversed and then added to your Fund Value, without sales or other loads. The Policy Fund Charge will also be adjusted to the amount which would have existed had the increase never taken place.

     DECREASES

     Any decrease in Specified Amount (whether specifically requested by the Policy Owner or as a result of a Partial Surrender or a death benefit Option change) will first be applied to reduce the coverage segments of Specified Amount associated with the most recent increases, then the next most recent increases successively, and finally to the original Specified Amount. A decrease will not be permitted if the Specified Amount would fall below $100,000. A decrease will not be given if less than $10,000.

     If the reduction decreases the Specified Amount during the Fund Charge period, the Fund Charge on the remaining Specified Amount will be reduced; however, an amount equal to the reduction in the Fund Charge will be deducted from the Fund Value. See "Fund Charge," page 32. Target Premiums, and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased at the same time that a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

     The Company reserves the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (i) if compliance with the guideline premium limitations under federal tax law resulting from the requested decrease would result in immediate termination of the Policy, or (ii) if, to effect the requested decrease, payments to the Policy Owner would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Surrender Value under the Policy. If we do not approve a change you have requested, we will send you a written notice of our decision about making the change. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 36.

OTHER OPTIONAL INSURANCE BENEFITS

     Subject to certain requirements, a Policy Owner may elect to add one or more of the optional insurance benefits described below to the Policy at the time of application for a Policy. These other optional insurance benefits are added to the Policy by Rider. A charge will be deducted monthly from the Fund Value for each optional insurance benefit added to the Policy. See "Charges and Deductions," page 30. The amounts of these benefits are fully guaranteed at issue, and they can be canceled by the Policy Owner at any time. Certain restrictions may apply and are described in the applicable Rider. In addition, adding or canceling these benefits may have an effect on the Policy's status as a modified endowment contract. See "Federal Income Tax
Considerations -- Modified Endowment Contracts," page 37. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from the Company upon written request.

     From time to time we may make available Riders other than those listed below. Contact an insurance agent authorized to sell the Policy for a complete list of the Riders available.

     WAIVER OF MONTHLY DEDUCTIONS RIDER

     This Rider provides that during a covered disability of the Insured, while the Policy remains in force, the monthly administrative charges, cost of insurance charges and Rider charges will be waived and therefore not deducted from the Fund Value.

     ACCIDENTAL DEATH BENEFIT RIDER

     This Rider will pay the benefit amount selected if the Insured dies as a result of an accident after the Insured's Age 5 and prior to Age 70. A benefit equal to twice the Rider amount is payable if accidental death occurs as the result of riding as a passenger in a public conveyance then being operated commercially to transport passengers for hire. The maximum amount of coverage is the initial specified amount but not more than the greater of $100,000 total coverage of all such insurance in the Company or in any insurance company affiliate of the Company nor more than $200,000 of all such coverages, regardless of insurance companies issuing such coverages.

     PURCHASE OPTION RIDER

     This Rider provides the option to purchase up to $50,000, but not less than $25,000, of additional coverage without providing additional evidence that the Insured remains insurable. Increases under this Rider may be added on the Policy anniversary when the Insured's Age is 25, 28, 31, 34, 37 and 40. In addition, the future right to purchase new insurance on the next option date may be advanced and exercised immediately upon marriage of the Insured, or the birth of a child of the Insured, or upon the legal adoption of a child by the

Insured. A period of term insurance is automatically provided starting on the date of the specified event. The interim term insurance, and the option to accelerate the purchase of the coverage expires 60 days after the specified event.

     SPOUSE'S TERM RIDER

     This Rider provides for term insurance benefits on the life of the Insured's spouse, to the spouse's Age 70. The minimum amount of coverage is $25,000 and the maximum amount of coverage equals the Specified Amount of the Policy. The Rider coverage may be converted without evidence of insurability to any level premium, level face amount permanent plan of insurance offered by the Company at any time prior to the Spouse's Age 65 or 5 years from the issue of the Rider, if later.

     CHILDREN'S TERM INSURANCE RIDER

     This Rider provides term insurance coverage on the lives of the children of the Insured under age 18 which continues to the Policy anniversary nearest the Insured's Age 65 or the child's 22nd birthday, if earlier. It provides coverage for children upon birth or legal adoption without presenting evidence of insurability. Coverage is limited to the lesser of the initial Specified Amount or $10,000. Upon the expiration of the Rider coverage it may be converted to any level premium, level face amount permanent plan of insurance then offered by the Company.

     BENEFITS AT MATURITY

     If the Insured is living on the Maturity Date, the Company will pay to the Policy Owner, as an endowment benefit, the Surrender Value of the Policy. Payment ordinarily will be made within seven days of the Policy Anniversary, although payments may be postponed in certain circumstances. See "Payments," page 45.

POLICY VALUES

     FUND VALUE

     The Fund Value is the sum of the amounts under the Policy held in each Subaccount of the Variable Account and any Guaranteed Interest Account, as well as the amount set aside in the Company's Loan Account, and any interest thereon, to secure Outstanding Debt.

     On each Valuation Date, the portion of the Fund Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. On each Monthly Anniversary Day, the portion of the Fund Value allocated to a particular Subaccount also will be adjusted to reflect the assessment of the monthly deduction. See "Determination of Fund Value," page 25. No minimum amount of Fund Value is guaranteed. A Policy Owner bears the risk for the investment experience of Fund Value allocated to the Subaccounts.

     CASH VALUE

     The Cash Value of the Policy equals the Fund Value less the Fund Charge. Thus, the Fund Value will exceed the Policy's Cash Value by the amount of the Fund Charge. Once the Fund Charge has expired, the Fund Value will equal the Cash Value.

     SURRENDER VALUE

     The Surrender Value of the Policy equals the Cash Value less any Outstanding Debt reduced by any Unearned Loan Interest. The Owner can surrender a Policy at any time while the Insured is living and receive its Surrender Value. See "Surrender," page 28.

DETERMINATION OF FUND VALUE

     Although the death benefit under a Policy can never be less than the Policy's Specified Amount, the Fund Value will vary depending upon several factors, including the investment performance of the Subaccounts to which Fund Value has been allocated, payment of premiums, the amount of any Outstanding Debt, Partial Surrenders, Preferred Partial Surrenders, and the charges assessed in connection with the Policy. There is no guaranteed minimum Fund Value and the Policy Owner bears the entire investment risk relating to the investment performance of Fund Value allocated to the Subaccounts.

     The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios of the Funds. The value of the Subaccounts will reflect the investment experience of the corresponding Portfolio. The investment experience reflects the investment income, realized and unrealized capital gains and losses and expenses of the Portfolio and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Funds will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Variable Account, elects otherwise. The Subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

     Amounts allocated to the Subaccounts are measured in terms of Units, which are a measure of value used for bookkeeping purposes. The value of amounts invested in each Subaccount is represented by the value of the Units credited to the Policy for that Subaccount. On any given day, the amount in a Subaccount of the Variable Account is equal to the Unit value times the number of Units credited to the Policy in that Subaccount. The Units of each Subaccount will have different Unit values.

     Units of a Subaccount are purchased (credited) whenever premiums or transfer amounts (including transfers from the Loan Account) are allocated to that Subaccount. Units are redeemed (debited) to make Partial Surrenders, Preferred Partial Surrenders, to transfer amounts from a Subaccount (including transfers to the Loan Account), and to pay the death benefit when the Insured dies. Units are also redeemed to pay the monthly deductions from the Policy's Fund Value, for Policy transaction charges, and to pay Fund Charges, if any. The number of Units purchased or redeemed in connection with any such transaction is determined by dividing the dollar amount of such transaction by the Unit Value of the affected Subaccount, calculated after the close of business that day. The number of Units changes only as a result of Policy transactions or charges; the number of Units credited will not change because of subsequent changes in Unit Value.

     Transactions are processed as of the Transaction Date. The Transaction Date is the date a premium or an acceptable written or telephone request is received at the Home Office. If the premium or request reaches the Home Office on a day which is not a Valuation Date, or after the close of business on a Valuation Date (that is, after 4:00 p.m. Eastern Time), the Transaction Date will be the next succeeding Valuation Date. All Policy transactions are performed as of a Valuation Date. If a Transaction Date or Monthly Anniversary Day occurs on a day other than a Valuation Date (e.g., on a Saturday), the calculation will take place on the next Valuation date (e.g., on the following Monday).

CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

     The Unit Value of a Subaccount on any Valuation Date is calculated by the Company on every Valuation Date as follows:

          1. Calculate the value of the shares of the Portfolio belonging to the Subaccount as of the close of business that Valuation Date (before giving effect to any Policy transactions for that day, such as premium payments or surrenders). For this purpose, the Net Asset Value per share reported to the Company by the managers of the Portfolio is used.

          2. Add the value of any dividends or capital gains distributions declared and reinvested by the Portfolio during the Valuation Period. Subtract from this amount a charge for taxes, if any.

          3. Subtract a charge for the mortality and expense risk assumed by the Company under the Policy. See "Daily Deductions From the Variable
     Account -- Mortality and Expense Risk Charge", page 31. If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

          4. Divide the resulting amount by the number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

The Unit Value of each Subaccount on its first Valuation Date was set at $10.00.

TRANSFER OF FUND VALUE

     Fund Value may be transferred after the Free Look Period among the Subaccounts by the Policy Owner upon proper written request to the Company's Home Office. Transfers may be made by telephone if an authorization for telephone transfer form has been properly completed and signed and filed at the Company's Syracuse Operations Center. See "Telephone Transfer Privileges," page
48. Currently, there are no limitations on the number of transfers between Subaccounts, no minimum amount required for a transfer, nor any minimum amount required to remain in a given Subaccount after a transfer. Further, no transfer may be made if a Policy is in the Grace Period and a payment required to avoid lapse is not paid. See "Grace Period and Lapse," page 29. No charges are currently imposed upon such transfers. The Company reserves the right, however, at a future date to assess a $25 transfer charge on Policy transfers in excess of twelve in any Policy year and to discontinue telephone transfers.

     Fund Value may also be transferred after the Free Look Period and within specified limits from the Subaccounts to the Guaranteed Interest Account; however, such a transfer will only be permitted in the Policy month following a Policy Anniversary. Transfers from the Guaranteed Interest Account to the Subaccounts are also restricted as described in "The Guaranteed Interest Account," page 42.

RIGHT TO EXCHANGE POLICY

     During the first 24 months following the Policy Date or an increase in the Specified Amount, the Policy Owner may exercise the right to exchange the Policy from one in which the investment experience is not guaranteed into a guaranteed Policy. This is accomplished by the transfer of the entire amount in the Subaccounts of the Variable Account to the Guaranteed Interest Account, and the allocation of all future premium payments to the Guaranteed Interest Account. This will, in effect, serve as an exchange of the Policy for the equivalent of a flexible premium universal life insurance policy. No charge will be imposed on the transfer in exercising this exchange privilege. See "The Guaranteed Interest Account," page 42.

POLICY LOANS

     The Policy Owner may borrow money from the Company at any time using the Policy as the only security for the loan by submitting a proper written request to the Company's Home Office. A loan may be taken any time a Policy has a positive Cash Value. The minimum loan that can be taken is $250. The maximum amount that can be borrowed at any time is 90% of the Cash Value of the Policy less any Outstanding Debt. (If the loan is requested on a Monthly Anniversary Day, the maximum loan amount is further reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

     Loan interest is payable in advance at an annual rate of 5.4%. Since interest is payable in advance, a Policy loan will generate Outstanding Debt which exceeds the loan amount. For example, a $10,000 loan taken on the first day of the Policy year will generate Outstanding Debt of $10,575. Interest on the full amount of any Outstanding Debt is due for each subsequent Policy year on the Policy Anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

     The Owner may repay all or part of the Outstanding Debt at any time while the Policy is in force. Only payments indicated as loan or interest payments will be treated as such. Loan repayments reduce the Outstanding Debt by the amount of the payment plus a factor reflecting the interest previously paid in advance for that Policy year on the Outstanding Debt. For example, a loan repayment of $10,000 on the first day of the

Policy year will reduce the Outstanding Debt by $10,575. The difference between the loan repayment and the reduction in the Outstanding Debt is referred to as Unearned Loan Interest. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a Scheduled Premium Payment.

     When a Policy Owner takes a loan, an amount equal to the loan is transferred out of the Policy Owner's Fund Value in the Subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. The Policy Owner may, within certain limits, specify the amount or the percentage of the loan amount to be deducted from the Subaccounts. The maximum portion of the loan which may be allocated to the Guaranteed Interest Account is equal to the Guaranteed Interest Account's prorated portion of the loan based on the Fund Values on the date of the loan. If the Policy Owner does not specify the source of the transfer, or if the transfer instructions are incorrect, loan amounts will be deducted from the Subaccounts and the Guaranteed Interest Account in the proportion that each bears to the Fund Value less Outstanding Debt. Each Policy Anniversary, an amount equal to the loan interest due and unpaid for the Policy Year will be transferred to the Loan Account from the Subaccounts and Guaranteed Interest Account on the basis specified by the Policy Owner, or, if not specified, on a proportional basis.

     The Loan Account is a part of the Company's General Account. Amounts held in the Loan Account are credited monthly with a fixed rate of interest equal to an annualized rate of 5.0%. After the tenth Policy anniversary, the annual interest rates that are applicable to the Loan Account will be .5% higher than the rates applicable to policies of the same type which have not yet reached their tenth policy anniversary. This increase is based on a reduction in the Company's hold back margin for profit and expenses. This increase is guaranteed and will be credited only when interest in excess of the 5% guaranteed rate is being applied to amounts allocated to the Guaranteed Interest Account for policies of the same type which have not yet reached their tenth policy anniversary.

     Loan repayments release funds from the Loan Account. Unless otherwise requested by a Policy Owner, amounts released from the Loan Account as a result of a loan repayment will be transferred into the Subaccounts and Guaranteed Interest Account in accordance with the most recent allocation instructions for Scheduled Premium Payments, subject to the limitation of maintaining no more than $250,000 in the Guaranteed Interest Account. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the Subaccounts and Guaranteed Interest Account on the same basis.

     While the amount to secure the Outstanding Debt is held in the Loan Account, the Policy Owner forgoes the investment experience of the Subaccounts and the current interest rate of the Guaranteed Interest Account on that amount. Thus Outstanding Debt, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt reduced by any Unearned Loan Interest will be deducted from the amount of death benefit paid upon the death of the Insured, or the Surrender Value paid upon surrender or maturity.

     Outstanding Debt may affect the length of time the Policy remains in force. After the second Policy Anniversary, the Policy will lapse when Cash Value minus Outstanding Debt is insufficient to cover the monthly deduction against the Policy's Fund Value on any Monthly Anniversary Day and the minimum payment required is not made during the Grace Period. Moreover, the Policy may enter the Grace Period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. Additional payments or repayment of a portion of Outstanding Debt may be required to keep the Policy or Rider in force. See "Grace Period and Lapse," page 29.

     A loan will not be treated as a distribution from the Policy and will not result in taxable income to the Policy Owner unless the Policy is a modified endowment contract, in which case a loan will be treated as a distribution that may give rise to taxable income. For more information on the tax treatment of loans, see "Federal Income Tax Considerations," page 35.

FULL SURRENDER

     A Policy Owner may fully surrender a Policy at any time during the life of the Insured. The amount received in the event of a full surrender is the Policy's Surrender Value, which is equal to its Fund Value less any applicable Fund Charge and less any Outstanding Debt reduced by any Unearned Loan Interest.

     A Policy Owner may surrender a Policy by sending a written request together with the Policy to the Company's Home Office. The proceeds will be determined as of the end of the Valuation Period during which the request for a surrender is received. A Policy Owner may elect to have the proceeds paid in cash or applied under a payment plan offered under the Policy. See "Payment Plan," page 45. For information on the tax effects of a surrender of a Policy, see "Federal Income Tax Considerations," page 35.

PARTIAL SURRENDER

     A Partial Surrender allows the Policy Owner to obtain a portion of the Surrender Value of the Policy without having to surrender the Policy in full. A Partial Surrender may be made after the second Policy anniversary. There is currently no limit on the number of Partial Surrenders allowed in a Policy year, but the Company reserves the right to limit the number of Partial Surrenders to 12 per year.

     A Partial Surrender must be for at least $500 (plus the applicable fee), and the Policy's Surrender Value after the Partial Surrender must be at least $500.

     The Policy Owner may make a Partial Surrender by submitting a proper written request to the Company's Home Office. As of the effective date of any Partial Surrender, the Policy Owner's Fund Value, Cash Value, and Surrender Value will be reduced by the amount surrendered (plus the applicable fee). The amount of the Partial Surrender (plus the applicable fee) will be allocated proportionately to the Policy Owner's Fund Value in the Subaccounts and the Guaranteed Interest Account unless otherwise requested by the Policy Owner. If the Insured dies after the request for a Partial Surrender is sent to the Company and prior to the Partial Surrender being effected, the amount of the Partial Surrender will be deducted from the death benefit proceeds, which will be determined without taking into account the amount surrendered.

     When a Partial Surrender is made on a Policy on which the Owner has selected death benefit Option I, the Specified Amount under the Policy is decreased by the lesser of (i) the amount of the Partial Surrender or (ii) if the death benefit prior to the Partial Surrender is greater than the Specified Amount, the amount, if any, by which the Specified Amount exceeds the difference between the death benefit and the amount of the Partial Surrender. A Partial Surrender will not change the Specified Amount of a Policy on which the Owner has selected death benefit Option II. However, assuming that the death benefit is not equal to Fund Value plus Fund Value times a death benefit percentage, the Partial Surrender will reduce the death benefit by the amount of the Partial Surrender. To the extent the death benefit is based upon the Fund Value plus Fund Value times the death benefit percentage applicable to the Insured, a Partial Surrender may cause the death benefit to decrease by an amount greater than the amount of the Partial Surrender. See "Death Benefits under the Policy," page 20.

     A fee for each Partial Surrender will be assessed. See "Charges and Deductions -- Transaction and Other Charges", page 34. In addition, a portion of the Fund Charge may be assessed if the Specified Amount is reduced as a result of the Partial Surrender. See "Charges and Deductions -- Fund Charge," page 32.

     For information on the tax treatment of Partial Surrenders, see "Federal Income Tax Considerations," page 35.

PREFERRED PARTIAL SURRENDER

     A Fund Charge which otherwise would have been imposed, will not be imposed to the extent required to permit the Policy Owner to receive amounts up to 10% of the Cash Value of the Policy each year (on the date the first request for a Partial Surrender is received in a Policy Year). The Partial Surrender Fee will, however, be charged. The Company reserves the right to limit the number of partial surrenders available under the Preferred Partial Surrender to not more than 12 per policy year.

GRACE PERIOD AND LAPSE

     In general, the Policy and all Riders attached to it will continue in force as long as the Cash Value less Outstanding Debt of the Policy is sufficient to pay all the deductions that are taken from Fund Value each month. The Policy will lapse only when the Cash Value less Outstanding Debt is insufficient to cover the current monthly deduction against the Policy's Fund Value on any Monthly Anniversary Day, and a 61-day Grace Period expires without the Policy Owner making a sufficient payment.

     SPECIAL RULE FOR FIRST TWO POLICY YEARS

     During the first two Policy years, if on each Monthly Anniversary Day the sum of premiums paid, less the sum of Partial Surrenders (and its fees) and any Outstanding Debt is greater than or equal to the Minimum Monthly Premiums times the number of completed Policy months, the Policy and all attached Riders are guaranteed not to lapse, regardless of the amount of Cash Value less Outstanding Debt.

     If the insufficiency occurs at any time after the second Policy anniversary, or if the Minimum Monthly Premium test has not been met during the first two Policy years, the Policy may be at risk of lapse, as explained below.

     If an insufficiency occurs the Owner must pay during the Grace Period the amount required under the Policy to avoid Lapse. In addition, payment of any loan interest accrued for the Policy year but unpaid as of the Monthly Anniversary Day when insufficiency occurs may be required prior to the end of the Grace Period.

     The Company will not accept any payment if it would cause the Policy Owner's total premium payments to exceed the maximum permissible premium for the Policy's Specified Amount under the Internal Revenue Code. This may occur when the Policy Owner has Outstanding Debt, in which case the Policy Owner could repay a sufficient portion of the Outstanding Debt to avoid termination. In this instance, the Policy Owner may wish to repay an additional portion of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums for the Policy's Specified Amount, the Policy Owner may also wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse.

     If the Cash Value of the Policy less Outstanding Debt is insufficient to cover the entire monthly deduction on a Monthly Anniversary Day, the Company will deduct the amount that is available. The Company will notify the Policy Owner (and any assignee of record) of the payment required to keep the Policy in force. The Policy Owner will then have a Grace Period of 61 days, measured from the date the notice is sent, to make the required payment. During the first two Policy years, the payment required is the amount of Minimum Monthly Premium not paid plus not less than two succeeding Minimum Monthly Premiums (or the number of Minimum Monthly Premiums remaining until the next Scheduled Premium due date). After the Second Policy anniversary, the payment required is the amount of the Monthly Deduction not paid plus not less than two succeeding Monthly Deductions (or the number of Monthly Deductions remaining until the next Scheduled Premium due date), grossed up by the amount of the Deductions from Premiums (see "Charges and Deductions -- Deductions from Premiums", page 30). The Policy will remain in force through the Grace Period. Failure to make the required payment within the Grace Period will result in termination of coverage under the Policy, and the Policy will lapse. If the required payment is made during the Grace Period, any premium paid will be allocated among the Subaccounts of the Variable Account and the Guaranteed Interest Account in accordance with the Policy Owner's current Scheduled Premium Payment allocation instructions. Any monthly deduction due will be charged to the Subaccounts and the Guaranteed Interest Account on a proportionate basis. If the Insured dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and any Outstanding Debt reduced by any Unearned Loan Interest.

REINSTATEMENT

     The Company will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Surrender Value) at any time within five years after the Monthly Anniversary Day immediately before the start of the Grace Period but before the Maturity Date, provided the Company receives the following: (i) a written application from the Policy Owner; (ii) evidence of insurability satisfactory to the Company; (iii) payment of all monthly deductions that were due and unpaid during the Grace Period; (iv) payment of an amount at least sufficient to keep the Policy in force for three months after the date of reinstatement; and (v) payment of due and unpaid interest on Outstanding Debt to the next succeeding Policy Anniversary Day.

     When the Policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse, subject to the following: (i) the Fund Charge will be equal to the Fund Charge that would have existed had the Policy been in force since the original Policy Date; (ii) the Fund Value will be reduced by the decrease, if any, in the Fund Charge during the period which the Policy was not in force; (iii) any Outstanding Debt on the date of lapse will also be reinstated; and, (iv) no interest on amounts held in the Company's Loan Account to secure Outstanding Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of the Monthly Anniversary Day on or preceding the date of approval by the Company, and Fund Value minus, if applicable, Outstanding Debt will be allocated among the Subaccounts and the Guaranteed Interest Account in accordance with the Policy Owner's most recent Scheduled Premium Payment allocation instructions.

                             CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUMS

     Certain charges are deducted from each premium payment under a Policy prior to allocation of the net premium to the Policy Owner's Fund Value. These charges consists of the following items:

     SALES CHARGE

     The sales charge is equal to 4% of each premium paid during the first ten Policy Years, 2% of each premium paid during Policy years 11 through 20, and none thereafter.

     The sales charge is deducted to compensate the Company for the cost of distributing the Policies. The amount derived by the Company from the sales charge is not expected to be sufficient to cover the sales and distribution expenses in connection with the Policies. If surrendered within 15 years after issuance, or within 15 years following an increase in the Specified Amount, the Policy will also be subject to a Fund Charge, which is described on page 29. To the extent that sales and distribution expenses exceed sales charges and any amounts derived from the sales Fund Charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks and from mortality gains.

     TAX CHARGES

     All states levy taxes on life insurance premium payments. The amount of these taxes vary from state to state, and may vary from jurisdiction to jurisdiction within a state. For policyholders resident in New York, the Company currently deducts an amount equal to 0.8% of each premium to pay applicable premium taxes. Currently, these taxes range from 0% to 4%. The 0.8% deduction is the actual premium tax imposed by the State of New York. The Company does not expect to make a profit from this charge.

     A charge currently equal to 1.25% of each premium payment is deducted from each premium to cover the estimated cost for the Federal income tax treatment of deferred acquisition costs determined solely by the amount of life insurance premiums received. The Company believes this charge for deferred acquisitions costs is reasonable in relation to the Company's increased federal tax burden under IRC Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from a Policy Owner are not subject to this tax.

     The Company reserves the right to increase or decrease charge for taxes due to any change in tax law or due to any change in the cost to the Company.

DAILY DEDUCTIONS FROM THE VARIABLE ACCOUNT

     MORTALITY AND EXPENSE RISK CHARGE

     Each day a charge is deducted for mortality and expense risks assumed by the Company. During the first 10 Policy years, this charge is equal to .002055% per day of the amount in the Subaccounts of the Variable Account, which is equivalent to an annual rate of .75% of the portion of the Policy Fund Value allocated to the Variable Account. Each month the Policy remains in force after the tenth Policy Anniversary, the Fund Value allocated to the Subaccounts will be credited with an amount which will effectively reduce the Mortality and Expense Risk Charge. This amount will be determined by multiplying the Fund Value in all Subaccounts by 0.04167% which is equivalent to 0.5% on an annualized basis. This amount is guaranteed and will be allocated among the Subaccounts proportionately on each Monthly Anniversary Day following the tenth Policy anniversary.

     The mortality and expense risk charge is assessed to compensate the Company for assuming mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet the Company's actual claims. The expense risk the Company assumes is that other expenses incurred in issuing and administering the Policies and operating the Variable Account will be greater than the amount estimated when setting the charges for these expenses. The Company will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the Policies. The Company may use this profit for other purposes, including any distribution expenses not covered by the sales charge or Sales Fund Charge.

     This charge is not assessed against the amount of the Policy Fund Value which is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

MONTHLY DEDUCTIONS FROM FUND VALUE

     A charge called the monthly deduction is deducted from a Policy's Fund Value in the Subaccounts and Guaranteed Interest Account beginning on the Policy Date and on each Monthly Anniversary Day thereafter. The monthly deduction consists of the following items:

     COST OF INSURANCE

     This monthly charge compensates the Company for the anticipated cost of paying death benefits in excess of Fund Value to Beneficiaries of Insureds who die. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the Policy Month less the Fund Value at the beginning of the Policy Month.

     The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables (for issue ages under 18, no smoker/nonsmoker adjustment is made and where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Mortality Table B). These rates are based on the Age and underwriting class of the Insured. They are also based on the gender of the Insured, except that unisex rates are used where appropriate under applicable law, including in Policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this prospectus, the Company charges "current rates" that are lower (i.e., less expensive) than the guaranteed rates, and the Company may also change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the Insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the Age of the Insured.

     If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a subsequent decrease in Specified Amount).

     ADMINISTRATIVE CHARGE

     An administrative charge is deducted monthly from the Fund Value. The amount of this charge varies by Issue Age of the Insured, Policy duration and with the size of a Policy's Specified Amount.

                                                                          EACH
                                                        FIRST 12      POLICY MONTH
                                                      POLICY MONTHS    THEREAFTER
                                                      -------------   ------------
Specified Amount:
  Less than $250,000................................     $31.50*         $6.50
  $250,000 to $499,999..............................      28.50*          3.50
  $500,000 or more..................................      25.00*          None

* Reduced by $5.00 for issue ages 0 through 17.

     For purposes of this charge, if an increase or decrease in Specified Amount causes a Policy to change bands, the monthly administrative charges on the Monthly Anniversary Day of the change will be adjusted to reflect the new Specified Amount. The administrative charge is assessed to reimburse the Company for the expenses associated with administration and maintenance of the Policies. The administrative charge is guaranteed never to exceed these amounts. The Company does not expect to profit from this charge.

     OTHER OPTIONAL INSURANCE BENEFITS CHARGES

     The monthly deduction will include charges for any other optional insurance benefits added to the Policy by Rider. See "Other Optional Insurance Benefits," page 23.

FUND CHARGE

     There will be a difference between the Fund Value of the Policy and its Cash Value for at least the first fourteen Policy years. This difference is the Fund Charge, a contingent deferred load. It is a contingent load because it is assessed only if the Policy is surrendered, if the Policy lapses, or if the Specified Amount of the Policy is decreased. It is a deferred load because it is not deducted from the premiums paid. The Fund Charge consists of two charges: an Administrative Fund Charge and a Sales Fund Charge. The Company will assess the Fund Charge against the Fund Value upon surrender, lapse or reduction in Specified Amount within fourteen years after its issuance, or within fourteen years following an increase in Specified Amount.

     ADMINISTRATIVE FUND CHARGE

     The Administrative Fund Charge is equal to an amount per thousand dollars of Specified Amount as follows:

                                                  ADMINISTRATIVE
                   ISSUE AGE                       FUND CHARGE
                   ---------                      --------------
0-25............................................      $2.50
26..............................................       3.00
27..............................................       3.50
28..............................................       4.00
29..............................................       4.50
30 or higher....................................       5.00

The amount of the charge remains level for five Policy years. After the fifth Policy Anniversary, the charge decreases by 10% per year until it reaches zero at the end of the 14th Policy year. An additional Administrative Fund Charge is created each time a new coverage segment of Specified Amount is added. The

Administrative Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Administrative Fund Charge.

     For example, if a Policy issued at Age 40 with an initial Specified Amount of $100,000 is surrendered in the third Policy Year, the Administrative Fund Charge would be $500 ($100 times $5.00). If that Policy is increased in the fourth Policy year to $150,000 and is subsequently surrendered in the seventh policy year, the total Administrative Fund Charge would be $650 ($100 times $5.00 times 80%, plus $50 times $5.00.)

     The Administrative Fund Charge is designed to cover the administrative expenses associated with underwriting and issuing a Policy, including the costs of processing applications, conducting medical examinations, determining insurability and the Insured's underwriting class, and establishing policy records. The Company does not expect to profit from the Administrative Fund Charge.

     SALES FUND CHARGE

     To determine the Sales Fund Charge, a "Target Premium" is used. The Target Premium is not based on the Minimum Annual Premiums or the Scheduled Premium Payments. The maximum Sales Fund Charge for the initial Specified Amount of the Policy will be equal to the following percentage of premiums paid up to one Target Premium. The maximum Sales Fund Charge will not vary based on the amount of premiums paid or the timing of the premium payments. The actual Sales Fund Charge for a Policy is a percentage of the premiums paid on the Policy during the first five Policy years, up to the maximum. This percentage varies by the Age of the Insured on the Policy Date as follows:

                NON-QUALIFIED                                        QUALIFIED
---------------------------------------------      ---------------------------------------------
                                PERCENTAGE OF                                      PERCENTAGE OF
             AGE                PREMIUMS PAID                   AGE                PREMIUM PAID
------------------------------  -------------      ------------------------------  -------------
0-17..........................       50%           18-35.........................       75%
18-38.........................       75            36-37.........................       70
39-45.........................       70            38-45.........................       65
46-67.........................       65            46-68.........................       60
68............................       60            69............................       55
69............................       55            70............................       50
70-80.........................       50

Therefore, the Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth Policy anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year.

     During the first two Policy years, the Sales Fund Charge will be further limited.

     As an example of the Sales Fund Charge calculation, if a Male Insured Age 25 purchases a Policy with a Specified Amount of $100,000, the Target Premium, based upon the assumptions described above, would be $580.00 (Preferred, nonsmoker, Death Benefit Option I). The maximum Sales Fund Charge during the first five Policy Years would be 75% of this amount, or $435.00.

     The purpose of the Sales Fund Charge is to reimburse the Company for some of the expenses of distributing the Policies.

     EFFECT OF CHANGES IN SPECIFIED AMOUNT ON THE FUND CHARGE

     The Fund Charge will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The Fund Charge related to the increase will be calculated in the same manner as the Fund Charge for the original Specified Amount, and will be reduced over the 15 year period following the increase. For purposes of calculating the sales Fund Charge, premiums paid after the increase will be allocated to Specified Amount segments in the same proportion that the guideline annual premium as defined by the federal securities laws for each segment bear to the sum of the guideline annual premiums for all coverage segments. The new Fund Charge for the Policy will equal the remaining portion of the Fund Charge for the original Specified Amount, plus the Fund Charge related to the increase.

     A portion of the Fund Charge will be deducted from the Fund Value whenever the Specified Amount of the Policy is reduced. This may result from a requested decrease, a change of death benefit option from Option II to Option I, or a Partial Surrender. The Fund Charge, as well as the transaction charge assessed for the Partial Surrender, if applicable, will be deducted from the Subaccounts and the Guaranteed Interest Account on the same basis that the Partial Surrender is allocated. For purposes of this calculation, if any Subaccount or the Guaranteed Interest Account is insufficient to provide for its share of the deduction, the entire deduction will be pro-rated among the Subaccounts from which the Partial Surrender is deducted in relation to their Fund Values. The remaining Fund Charge which applies to the Policy will be reduced proportionately for the amount of the Fund Charge which was assessed against the Fund Value.

TRANSACTION AND OTHER CHARGES

     A Partial Surrender fee will be deducted from the Fund Value for each Partial Surrender Transaction. The fee will equal the lesser of $25 and 2% of the Partial Surrender amount. This charge is guaranteed not to exceed these amounts.

     The Company currently does not charge for transfers of Fund Value between the Subaccounts. The Company does, however, reserve the right to assess a $25 charge on transfers which exceed twelve in any Policy year.

     The Company may charge the Subaccounts for federal income taxes incurred by the Company that are attributable to the Variable Account and its Subaccounts. No such charge is currently assessed. See "Charge for Company Income Taxes," page 39.

     The Company will bear the direct operating expenses of the Variable
Account.

FEES AND EXPENSES OF THE FUNDS

     The Subaccounts purchase shares of the corresponding Portfolio of the underlying Funds. The Funds and each of their Portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by Portfolio and are set forth below. The Funds are governed by their Boards. The Funds' expenses are not fixed or specified under the terms of the Policy. The advisory fees and other expenses are summarized at page 13 of this Prospectus and are more fully described in the prospectuses of the Funds.

     Information contained in the following table was provided by the respective Funds.

                  PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED
                               DECEMBER 31, 1997

                                                                    EXPENSES
                                                 MANAGEMENT          (AFTER            TOTAL
                FUND/PORTFOLIO                      FEES         REIMBURSEMENT)       EXPENSES
                --------------                   ----------      --------------       --------
MONY Series Fund, Inc.
  Intermediate Term Bond Portfolio.............      .50%(1)           .16%(2)           .66%
  Long Term Bond Portfolio.....................      .50(1)            .12(2)            .62
  Government Securities Portfolio..............      .50(1)            .25(2)            .75
  Money Market Portfolio.......................      .40               .09(2)            .49

                                                                    EXPENSES
                                                 MANAGEMENT          (AFTER            TOTAL
                FUND/PORTFOLIO                      FEES         REIMBURSEMENT)       EXPENSES
                --------------                   ----------      --------------       --------
Enterprise Accumulation Trust
  Equity Portfolio.............................      .80%              .04%(3)           .84%
  Small Company Value Portfolio................      .80               .06(3)            .86
  Managed Portfolio............................      .73               .03(3)            .76
  International Growth Portfolio...............      .85               .34(3)           1.19
  High Yield Bond Portfolio....................      .60               .17(3)            .77

---------------
1. Management Fees of .50% became effective on and after October 14, 1997. Prior thereto, the investment advisory fees were .40%. The Table reflects the impact of the increased fees as if the increase had become effective on and after January 1, 1997.

2. Fees and expenses associated with the computation of the net asset value of the Fund were reallocated from MONY America to the Fund effective on and after October 14, 1997. The Table reflects the impact of the reallocation of fees and expenses as if the reallocation had become effective on and after January 1, 1997. Expenses also include custodial credit percentages as follows: Intermediate Term Bond -- .0080%; Long Term Bond -- .0043%; Government Securities -- .0169%; and Money Market -- .0048%.

3. Reflects expense reimbursements in effect on May 1, 1996. Absent these expense reimbursements, expenses would have been as follows: Equity -- .84%; Small Cap -- .86%; Managed -- .76%; International Growth -- 1.19%; and High Yield Bond -- .77%. The Equity, Small Cap, and Managed Portfolio reimbursements relate to mutual fund accounting expense.

GUARANTEE OF CERTAIN CHARGES

     The Company guarantees that certain charges will not increase. This includes the charge for mortality and expense risks, the administrative charge, the sales charge, the guaranteed cost of insurance rates, and the Fund Charge.

     Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made by class of Insured and will be based on changes in future expectations with respect to investment earnings, mortality, length of time policies will remain in effect, expenses, and taxes. In no event will they exceed the guaranteed rates defined in the Policy.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. It should, therefore, be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local income tax considerations which may be involved in the purchase of the Policy.

     DEFINITION OF LIFE INSURANCE

     Section 7702 of the Internal Revenue Code (the "Code") provides that if one of two alternate tests are met, a policy will be treated as a life insurance policy for federal tax purposes. These tests are referred to as the "Cash Value Accumulation Test" and the "Guideline Premium/Cash Value Corridor Test".

     The Policy described in this Prospectus is tested under the Guideline Premium/Cash Value Corridor Test. This test provides for, among other things,
(i) a maximum allowable premium per thousand dollars of death benefit, known as the "guideline annual premium", and (ii) a minimum ongoing "corridor" of death benefit in relation to the Fund Value of the Policy, known as the "death benefit percentage." See Appendix B, for a table of the Guideline Premium/Cash Value Corridor Test factors.

     The Company believes that the Policy meets this statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance. Thus, the death benefit should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under Section 101(a)(1) of the Code for purposes of the regular federal income tax and the Policy Owner generally should not be deemed to be in constructive receipt of the cash values under the Policy until a full surrender thereof, maturity of the Policy, Partial Surrender, or Preferred Partial Surrender. In addition, certain Policy loans may be taxable in the case of Policies that are modified endowment contracts. Prospective Policy Owners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate Owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations.

     DIVERSIFICATION REQUIREMENTS

     To comply with regulations under Section 817(h) of the Code, each Portfolio is required to diversify its investments. Generally, a Portfolio is required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Securities of a single issuer generally are treated for purposes of Section 817(h) as a single investment. However, for this purpose, each U.S. Government agency or instrumentality is treated as a separate issuer, and any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or by an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     While there should be no question that, for federal income tax purposes, the Portfolio shares underlying the Policies are owned by the Company and not by a Policy Owner or any Beneficiary, no representation is or can be made regarding the likelihood of the continuation of current interpretations by the IRS.

     TAX TREATMENT OF POLICIES

     The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as modified endowment contracts. With the enactment of this legislation, the Policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance contracts, as described below. Taxation of pre-death distributions from Policies that are classified as modified endowment contracts is somewhat different, as described below.

     A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the Policy's first seven contract years. Changes in benefits may require retesting to determine if the Policy is to be classified as a modified endowment contract.

     CONVENTIONAL LIFE INSURANCE POLICIES

     If a Policy is not a modified endowment contract, upon full surrender or maturity of a Policy for its Surrender Value, the excess, if any, of the Surrender Value plus any outstanding Policy Debt over the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. A Policy's cost basis will usually equal the premiums paid less any premiums previously recovered through Partial Surrenders or Preferred Partial Surrenders. Under Section 7702 of the Code, special rules apply to determine whether part or all of the cash received through Partial Surrenders in the first 15 Policy years is paid out of the income of the Policy and therefore subject to income tax. Cash distributed to a Policy Owner on Partial Surrenders occurring more than 15 years after the Policy Date will be taxable as ordinary income to the Policy Owner to the extent that it exceeds the cost basis under a Policy.

     The Company also believes that loans received under Policies that are not modified endowment contracts will be treated as indebtedness of the Owner, and that no part of any loan under the Policy will constitute income to the Owner unless the Policy is surrendered or upon maturity of the Policy. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a Policy that is not a modified endowment contract may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policy Owner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy Loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy Loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrued basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policy Owners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Outstanding Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

     MODIFIED ENDOWMENT CONTRACTS

     Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender or maturity of the Policy, the Policy Owner would recognize ordinary income for federal income tax purposes equal to the amount by which the Surrender Value plus Outstanding Debt exceeds the investment in the Policy (usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Partial Surrenders, Preferred Partial Surrenders, and Policy loans, the Policy Owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Fund Value of the Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including the Company, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

     Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received: (i) when the taxpayer is at least 59 years old; (ii) which is attributable to the taxpayer becoming disabled; or
(iii) which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If a Policy was not originally a modified endowment contract but becomes one, under Treasury Department regulations which are yet to be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxable as described above) even though, at the time of the distribution(s), the Policy was not yet a modified endowment contract. For this purpose, pursuant to the Code, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

     It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, it may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policy Owner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy Loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrual basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policy Owners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Outstanding Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

     REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department is expected to promulgate regulations governing reasonableness standards for mortality charges. The Company believes that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements. It is possible that future regulations will contain standards that would require the Company to modify its mortality charges used for the purposes of the calculations in order to retain qualification of the Policy as life insurance for federal income tax purposes, and the Company reserves the right to make any such modifications.

     PENSION AND PROFIT-SHARING PLANS

     If the Policies described in this Prospectus are purchased by a fund which forms part of a pension or profit-sharing plan qualified under Sections 401(a) or 403 of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     If purchased as part of a pension or profit sharing plan, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Fund Value will not be subject to Federal income tax. However, the Policy Fund Value will generally be taxable to the extent it exceeds the sum of $5,000 plus the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his Policy or was an owner-employee under the plan.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

     OTHER EMPLOYEE BENEFIT PROGRAMS

     Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy Owners also must consider whether the

Policy was applied for by or issued to a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure, and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). The Policy Owners legal advisor should be consulted to address these issues.

     OTHER

     Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

     For complete information on federal, state, local and other tax considerations, a qualified tax advisor should be consulted.

               THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING
                         THE TAX STATUS OF ANY POLICY.

CHARGE FOR COMPANY INCOME TAXES

     For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. The Company will review the question of a charge to the Variable Account for the Company's federal income taxes periodically. A charge may be made for any federal income taxes incurred by the Company that are attributable to the Variable Account. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes imposed by the states) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws or in the cost to the Company, the Company reserves the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING OF FUND SHARES

     In accordance with its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the Subaccounts at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. The Company will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts of the Variable Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

     The person having the voting interest under a Policy is the Policy Owner. Unless otherwise required by applicable law, the number of votes as to which a Policy Owner will have the right to instruct for any Portfolio will be determined by dividing a Policy Owner's Fund Value in the Subaccount which corresponds to the Portfolio by $100. Fractional votes will be counted. The number of votes as to which a Policy Owner will have the right to instruct will be determined as of the date determined by the Company, but in no event shall such date be more than 90 days prior to the date established by the respective Fund for determining shareholders eligible to vote at the meeting of the respective Fund. If required by the Securities and Exchange Commission, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the respective Fund based upon the instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to the Policy Owner's Fund Value held in each Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Subaccount. The Company will also exercise the voting rights from assets in each Subaccount which are not otherwise attributable to Policy Owners, if any, in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Subaccount and generally will exercise voting rights attributable to shares of Portfolios of the Funds held in its General Account, if any, in the same proportion as votes cast with respect to shares of Portfolios of the Funds held by the Variable Account and other separate accounts of the Company, in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

     The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that the Company's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on the Company. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Policy Owners.

REPORT TO POLICY OWNERS

     A statement will be sent at least annually to each Policy Owner setting forth a summary of the transactions which occurred since the last statement and indicating the death benefit, Specified Amount, Fund Value, Surrender Value, and any Outstanding Debt. In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the Subaccounts and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

     Each Policy Owner will also receive an annual and a semiannual report containing financial statements for the Variable Account and the Funds, the latter of which will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS AND RIGHT TO CHANGE OPERATIONS

     The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Variable Account or any of its other separate accounts or that the Variable Account or any of its other separate accounts may purchase. If shares of any or all of the Portfolios of the Funds should no longer be available for investment, or if, in the judgment of the Company's management, further investment in shares of any or all Portfolios of the Funds should become inappropriate in view of the purposes of the Policies, the Company may substitute shares of another Portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the Policies.

     Where required, the Company will not substitute any shares attributable to a Policy Owner's interest in a Variable Account without notice, Policy Owner approval, or prior approval of the Securities and Exchange Commission and without following the filing or other procedures established by applicable state insurance regulators.

     The Company also reserves the right to establish additional Subaccounts of the Variable Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company, a portfolio thereof, or another suitable investment vehicle, with a specified investment objective. New Subaccounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by the Company to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

CHANGES TO COMPLY WITH LAW

     The Company reserves the right to make any change without consent of Policy Owners to the provisions of the Policy to comply with, or give Policy Owners the benefit of, any Federal or State statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Internal Revenue Code, under regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

     Performance information for the Subaccounts of the Variable Account may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policy Owner's Fund Value attributable to the performance of one or more Subaccounts, or as a change in Policy Owner's death benefit. Performance quotations may be expressed as a change in a Policy Owner's Fund Value over time or in terms of the average annual compounded rate of return on the Policy Owner's Fund Value, based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one, five and ten years, or from the commencement of operation of the Variable Account if less than one, five, or ten years. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The quotation may also reflect the deduction of the Fund Charge, if applicable, by assuming a surrender at the end of the particular period, although other quotations may simultaneously be given that do not assume a surrender and do not take into account deduction of the Fund Charge.

     Performance information for the Variable Account may be compared, in advertisements, sales literature, and reports to Policy Owners to: (i) other variable life separate accounts or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and
(ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain the Company's rating or a rating of the Company's claim paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any Subaccount of the Variable Account reflects only the performance of a hypothetical Policy whose Fund Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolios of the Funds in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

                        THE GUARANTEED INTEREST ACCOUNT

     Policy Owners may allocate all or a portion of their net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the Purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the Policy.

GENERAL DESCRIPTION

     Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in the Variable Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

     The Policy Owner may elect to allocate net premiums to the Guaranteed Interest Account, the Variable Account, or both. The Policy Owner may also transfer Fund Value from the Subaccounts of the Variable Account to the Guaranteed Interest Account, or from the Guaranteed Interest Account to the Subaccounts, subject to the limitations described below. Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.013368% daily, compounded daily, for a minimum effective annual rate of 5.0%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 5.0% annual rate, which will be guaranteed for approximately one year. (The portion of a Policy Owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.013368% daily, compounded daily, for a minimum effective annual rate of 5.0%.) After the tenth Policy anniversary, the annual interest rates that apply to the Fund Value in the Guaranteed Interest Account and to the Loan Account will be .5% higher than the rates applicable to policies of the same type which have not yet reached their tenth policy anniversary. This increase is guaranteed and will be credited only when interest in excess of the 5% guaranteed rate is being applied to amounts allocated to the Guaranteed Interest Account for policies of the same type which have not yet reached their tenth policy anniversary.

     The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

LIMITATIONS ON AMOUNTS IN THE GUARANTEED INTEREST ACCOUNT

     No net premium or transfer to the Guaranteed Interest Account will be accepted which would cause the Guaranteed Interest Account to exceed $250,000 on the date of payment or transfer. The Company reserves the right to increase or decrease this limit in the future. For payments which exceed the limit, the Company will accept the portion of the payment up to $250,000 and will return the excess payment to the Policy Owner. For transfers which exceed the limit, the Company will accept the portion of the transfer up to the $250,000. The amount of the requested transfer which would otherwise cause the Guaranteed Interest Account to exceed $250,000 will be retained in the Subaccounts in the same proportion that the amount actually transferred bears to the total requested transfer amount. These limits are waived in the event the Policy Owner elects the Right to Exchange Policy. See "Right to Exchange Policy", page 26.

DEATH BENEFIT

     The death benefit under the Policy will be determined in the same fashion for a Policy Owner who has Fund Value in the Guaranteed Interest Account as for a Policy Owner who has Fund Value in the Subaccounts. The death benefit under Option I will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last Monthly Anniversary Day or, if greater, Fund Value on the date of death plus Fund Value on the last Monthly Anniversary Day multiplied by a death benefit percentage. Under Option II, the death benefit will be equal to the Specified Amount of the Policy plus the Fund Value or, if greater, Fund Value on the date of death plus Fund Value on the last Monthly Anniversary Day multiplied by a death benefit percentage. See "Death Benefits under the Policy," page 20.

POLICY CHARGES

     Deductions from premium, monthly deductions from the Fund Value, and Fund Charges will be the same for Policy Owners who allocate net premiums or transfer Fund Value to the Guaranteed Interest Account as for Policy Owners who allocate net premiums to the Subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, the charge for any optional insurance benefits added by Rider; and administrative Fund Charge and the sales Fund Charge. Fees for Partial Surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

     Charges applicable to the Portfolios, including the operating expenses of the Portfolios, as well as the investment advisory fee charged by the Portfolio managers, will not be paid directly or indirectly by Policy Owners to the extent the Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the Subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that Policy Owners will not participate in the investment experience of the Subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

TRANSFERS

     Amounts may be transferred after the Free Look Period from the Subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the Subaccounts, subject to the following limitations.

     Transfers to the Guaranteed Interest Account may be made at any time and in any amount, subject to the $250,000 limit on total amounts allocated to the Guaranteed Interest Account referenced above. These limits are waived in the event the Policy Owner elects the Right to Exchange the Policy. See "Right to Exchange Policy", page 26.

     Transfers from the Guaranteed Interest Account to the Subaccounts are limited to one in any Policy year. Further, transfers from the Guaranteed Interest Account are limited to the greater of $5,000 and 25% of the Fund Value allocated to the Guaranteed Interest Account on the date of the transfer. Transfers from the Guaranteed Interest Account may only be made during the time period which begins on the Policy Anniversary and which ends 30 days after the Policy Anniversary. If the transfer request is received on the Policy Anniversary, it will be processed as of the Policy Anniversary; if it is received within 30 days after the Policy Anniversary, the transfer will be effective as of the Valuation Date when it is received. Any request received within 10 days before the Policy Anniversary will be deemed received on the Policy Anniversary. Any transfer requests received at other times will not be honored, and will be returned to the Policy Owner.

     Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Guaranteed Interest Account or Subaccounts after a transfer.

SURRENDERS AND POLICY LOANS

     The Policy Owner may also make Full Surrenders, Partial Surrenders, and Preferred Partial Surrenders from the Guaranteed Interest Account to the same extent as a Policy Owner who has invested in the Subaccounts. See "Full Surrender", page 28, "Partial Surrender", page 28, and "Preferred Partial Surrender", page 28. Transfers and surrenders payable from the Guaranteed Interest Account, and the payment of Policy loans allocated to the Guaranteed Interest Account, may be delayed for up to six months.

                             MORE ABOUT THE POLICY
OWNERSHIP

     The Policy Owner is the individual named as such in the application or in any later change shown in the Company's records. While the Insured is living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or the Company allows.

JOINT OWNERS

     If more than one person is named as Policy Owner, they are joint owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

     The Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Policy Owner may change the Beneficiary at any time during the life of the Insured by written request on forms provided by the Company, which must be received by the Company at its Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. The Policy Owner may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured, the Policy Owner or the Policy Owner's estate is the Beneficiary.

     The Company will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's death, the Beneficiary must be living at the time of the Insured's death.

THE POLICY

     This Policy is a contract between the Policy Owner and the Company. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, all Riders, and all additional Policy information sections (specification pages) added to the Policy.

NOTIFICATION AND CLAIMS PROCEDURES

     Any election, designation, change, assignment, or request made by the Policy Owner must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the Policy be returned for any Policy change or upon its surrender.

     In the event of an Insured's death while the Policy is in force notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of Age and a certified copy of a death certificate. The Company may also require the Beneficiary and the Insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the Insured, including but not limited to medical records of physicians and hospitals used by the Insured.

PAYMENTS

     The Company will pay death benefit proceeds, the Surrender Value on surrender, Partial Surrenders, Preferred Partial Surrenders, and loan proceeds based on allocations made to the Subaccounts, and will effect a transfer between Subaccounts or from the Variable Account to the Guaranteed Interest Account within seven days after the Company receives all the information needed to process a payment.

     However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Subaccounts if:

     The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

     An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

     The SEC by order permits postponement for the protection of Policy Owners.

PAYMENT PLAN/SETTLEMENT PROVISIONS

     Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

PAYMENT IN CASE OF SUICIDE

     If the Insured dies by suicide within two years from the Policy Date or Reinstatement Date, the Company will limit the death benefit proceeds to the premium payments less any Partial Surrender and Preferred Partial Surrender amounts (and their fees) and less any Outstanding Debt reduced by any Unearned Loan Interest. If an Insured dies by suicide within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

ASSIGNMENT

     The Policy Owner may assign a Policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or, with the consent of the Company, a copy, is received at the Company's Home Office, and it will be effective only when recorded by the Company. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Policy Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or Rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Policy Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations", page 31.)

ERRORS ON THE APPLICATION

     If the Age or gender of the Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the most recent cost of insurance charge at the correct Age and gender, or the death benefit derived by multiplying the Fund Value by the death benefit percentage for the correct Age and gender. If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of sex. See "Cost of Insurance", page 31.

INCONTESTABILITY

     The Company may contest the validity of this Policy if any material misstatements are made in the application. However, the Policy will be incontestable as follows: the initial Specified Amount cannot be contested after the Policy has been in force during the Insured's lifetime for two years from the Policy Date; and an increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an Insured's lifetime for two years from its effective date.

POLICY ILLUSTRATIONS

     Upon request, the Company will send the Policy Owner an illustration of future benefits under the Policy based on both guaranteed and current cost assumptions.

DISTRIBUTION OF THE POLICY

     MONY Securities Corp. ("MSC"), a wholly owned subsidiary of the Company, is principal underwriter (distributor) of the Policies. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Policies are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The Policies may also be sold through other broker/dealers authorized by MSC and applicable law to do so.

     Except where MSC has authorized other broker/dealers to sell the Policies (as described in the preceding paragraph), compensation payable for the sale of the Policies will be based upon the following schedule. After issue of the Contract, commissions will equal at most 50 percent of premiums paid. Thereafter, commissions will equal at most 4.0 percent of any additional premiums. Upon any subsequent increase in Specified Amount, commissions will equal at most 50 percent of premiums paid on or after the increase up to a maximum amount. Thereafter, commissions will return to no more than the 4.0 percent level. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of earned commissions.

     Commissions may be required to be repaid to the Company if Sales Charges are refunded upon exercise of the exchange privileges during the first 24 months after the Policy Date or within 24 months following an increase in Specified Amount.

     In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Company, to receive noncash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

                             MORE ABOUT THE COMPANY
MANAGEMENT

     The trustees and officers of the Company at February 1, 1998 are listed below. The business address for all trustees and officers of the Company is 1740 Broadway, New York, New York 10019.

     Current Trustees of the Company are:

           NAME                       POSITION AND OFFICES WITH DEPOSITOR
           ----                       -----------------------------------
Claude M. Ballard..........                         Trustee
Tom H. Barrett.............                         Trustee
David L. Call..............                         Trustee
G. Robert Durham...........                         Trustee
James B. Farley............                         Trustee
Robert Holland, Jr.........                         Trustee
Robert R. Kiley............                         Trustee
James L. Johnson...........                         Trustee
John R. Meyer..............                         Trustee
Jane C. Pfeiffer...........                         Trustee
Thomas C. Theobald.........                         Trustee

     Current Officer-Trustees of the Company are:

           NAME                       POSITION AND OFFICES WITH DEPOSITOR
           ----                       -----------------------------------
Michael I. Roth............  Trustee, Chairman and Chief Executive Officer
Samuel J. Foti.............  Trustee, President and Chief Operating Officer
Kenneth M. Levine..........  Executive Vice President and Chief Investment Officer

     Other Officers of the Company are:

           NAME                             OFFICES WITH DEPOSITOR
           ----                             ----------------------
Thomas J. Conklin..........  Senior Vice President
Richard E. Connors.........  Senior Vice President
Richard Daddario...........  Executive Vice President and Chief Financial Officer
Phillip A. Eisenberg.......  Senior Vice President and Chief Actuary
Stephen J. Hall............  Senior Vice President
Richard E. Mulroy, Jr......  Senior Vice President
Francis J. Waldron.........  Senior Vice President
David V. Weigel............  Treasurer

     No officer or trustee listed above receives any compensation from the Variable Account. No separately allocable compensation has been paid by the Company or any of its affiliates to any person listed for services rendered to the Account.

STATE REGULATION

     The Company is subject to the laws of the state of New York governing insurance companies and to regulation by the Superintendent of Insurance of New York. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Superintendent of Insurance of New York and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Superintendent of Insurance or his agents, and subject to full examination of Company's operations at periodic intervals.

TELEPHONE TRANSFER PRIVILEGES

     A Policy Owner may request a transfer of Fund Value or change allocation instructions for future premiums by telephone if an authorization for telephone transfer form has been completed, signed, and received at the Company's Syracuse Operations Center. All or part of any telephone conversation with respect to transfer and allocation instructions may be recorded by the Company. Telephone instructions received by the Company by 4:00 p.m. Eastern time on any Valuation Date will be effected as of the end of that Valuation Date in accordance with the Policy Owner's instructions, subject to the limitations stated in this prospectus (presuming that the Free Look Period has expired). The Company reserves the right to deny any telephone transfer or allocation request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Policy Owners might not be able to request transfers by telephone and would have to submit written requests. Telephone transfer and allocation instructions will only be accepted if complete and correct.

     The Company has adopted guidelines relating to telephone transfers and allocation instructions that, among other things, outlines procedures to be followed which are designed, and which the Company believes are reasonable, to prevent unauthorized instructions. If these procedures are followed, the Company shall not be liable for, and the Policy Owner will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions in the event that such instructions prove to be fraudulent. A copy of the guidelines and the Company's form for electing telephone transfer privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Syracuse Operations Center before telephone transfers will be accepted.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which the Variable Account is a party, or which would materially affect the Variable Account.

LEGAL MATTERS

     Legal matters in connection with the issue and sale of the Policies described in this Prospectus and the organization of the Company, its authority to issue the Policies under New York law, and the validity of the forms of the Policies under New York law have been passed on by the Vice President and Deputy General Counsel of the Mutual of New York.

     Legal matters relating to the federal securities and federal income tax laws have been passed upon by Edward P. Bank, Vice President and Deputy General Counsel of Mutual of New York.

EXPERTS

     Actuarial matters included in this Prospectus have been examined by Evelyn
L. Peos, FSA, Vice President of the Company, whose opinion is filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT

     A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS

     The audited financial statements for the Variable Account and for the Company included in this Prospectus and in the Registration Statement have been audited by Coopers & Lybrand L.L.P., independent accountants, as indicated in their reports thereon, and are included in reliance upon the authority of said firm as experts in accounting and auditing. Coopers & Lybrand L.L.P.'s office is located at 1301 Avenue of the Americas, New York, New York, 10019.

FINANCIAL STATEMENTS

     The audited financial statements for the Variable Account are set forth herein, starting on page F-2. The audited financial statements of the Company are set forth herein starting on page F-12.

     The financial statements of the Variable Account and of the Company have been audited by Coopers & Lybrand L.L.P. The financial statements of the Company should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
With respect to MONY Variable Account L:
  Report of Independent Accountants.........................   F-2
  Statements of assets and liabilities as of December 31,
     1997...................................................   F-3
  Statements of operations for the year ended December 31,
     1997...................................................   F-5
  Statements of changes in net assets.......................   F-7
  Notes to financial statements.............................  F-10

With respect to The Mutual Life Insurance Company of New
  York:
  Report of Independent Accountants.........................  F-13
  Statements of admitted assets, liabilities and surplus as
     of December 31, 1997 and 1996..........................  F-14
  Statements of operations for the years ended December 31,
     1997 and 1996..........................................  F-15
  Statements of surplus for the years ended December 31,
     1997 and 1996..........................................  F-16
  Statements of cash flows for the years ended December 31,
     1997 and 1996..........................................  F-17
  Notes to financial statements.............................  F-18

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
Mutual Life Insurance Company of New York and the
Contractholders of MONY Variable Account L:

     We have audited the accompanying statements of assets and liabilities of MONY Variable Account L (comprising, respectively, the Variable Life's Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified and Money Market Subaccounts and the Variable Universal Life's Intermediate Term Bond, Long Term Bond, Money Market, Equity, Small Cap, Managed, International Growth, High Yield Bond and Government Securities Subaccounts) as of December 31, 1997; for the Variable Life's Subaccounts, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended; and for the Variable Universal Life's Subaccounts, the related statements of operations of the Intermediate Term Bond, Long Term Bond, Money Market, Equity, Small Cap, Managed, International Growth, High Yield Bond Subaccounts for the year then ended and for the Government Securities Subaccount for the period March 24, 1997 (commencement of operations) to December 31, 1997, and the statements of changes in net assets for the Intermediate Term Bond, Long Term Bond, and High Yield Subaccounts for which the period is from December 6, 1996 (commencement of operations) to December 31, 1996 and the year ended December 31, 1997, the Money Market Subaccount for which the period is from October 17, 1996 (commencement of operations) to December 31, 1996 and the year ended December 31, 1997, the Equity Subaccount for which the period is from November 17, 1996 (commencement of operations) to December 31, 1996 and the year ended December 31, 1997, the Small Cap Subaccount for which the period is from November 1, 1996 (commencement of operations) to December 31, 1996 and the year ended December 31, 1997, the Managed Subaccount for which the period is from October 28, 1996 (commencement of operations) to December 31, 1996 and the year ended December 31, 1997, the International Growth Subaccount for which the period is from November 21, 1996 (commencement of operations) to December 31, 1996 and the year ended December 31, 1997, and the Government Securities Subaccount for which the period is from March 24, 1997 (commencement of operations) to December 31, 1997. These financial statements are the responsibility of MONY's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY Variable Account L as of December 31, 1997, the results of their operations and the changes in their net assets for each of the periods referred to above, in conformity with generally accepted accounting principles.

                                                  COOPERS & LYBRAND L.L.P.

New York, New York
February 11, 1998

                                      MONY
                               VARIABLE ACCOUNT L
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                                           VARIABLE LIFE
                                           ------------------------------------------------------------------------------
                                             EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                             GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                           ----------   ----------   ------------   ----------   -----------   ----------
ASSETS
Investments at cost (Note 4).............   $ 59,712     $ 34,880      $  6,642      $ 12,694     $ 57,696      $ 30,472
                                            ========     ========      ========      ========     ========      ========
Investments in MONY Series Fund, Inc. at
  net asset value (Note 2)...............   $ 78,828     $ 43,065      $  7,061      $ 14,885     $ 80,473      $ 30,472
                                            --------     --------      --------      --------     --------      --------
Net assets...............................   $ 78,828     $ 43,065      $  7,061      $ 14,885     $ 80,473      $ 30,472
                                            ========     ========      ========      ========     ========      ========
Net assets consist of:
  Contractholders' net payments..........   $ 73,062     $ 45,390      $  9,167      $ 16,264     $ 66,996      $ 51,361
  Cost of insurance withdrawals (Note
     3)..................................    (52,273)     (32,888)      (12,767)      (35,492)     (36,906)      (46,167)
  Undistributed net investment income....     14,096       12,767         9,152        26,685       22,898        25,278
  Accumulated net realized gain on
     investments.........................     24,827        9,611         1,090         5,237        4,708             0
  Unrealized appreciation of
     investments.........................     19,116        8,185           419         2,191       22,777             0
                                            --------     --------      --------      --------     --------      --------
Net assets...............................   $ 78,828     $ 43,065      $  7,061      $ 14,885     $ 80,473      $ 30,472
                                            ========     ========      ========      ========     ========      ========
Number of units outstanding*.............      1,811          962           331           571        2,366         1,767
                                            --------     --------      --------      --------     --------      --------
Net asset value per unit outstanding*....   $  43.52     $  44.75      $  21.36      $  26.07     $  34.02      $  17.25
                                            ========     ========      ========      ========     ========      ========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY
                               VARIABLE ACCOUNT L
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                                      VARIABLE UNIVERSAL LIFE
                                     ------------------------------------------------------------------------------------------
                                     GOVERNMENT   INTERMEDIATE   LONG TERM      MONEY
                                     SECURITIES    TERM BOND        BOND        MARKET       EQUITY     SMALL CAP     MANAGED
                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                     ----------   ------------   ----------   ----------   ----------   ----------   ----------
ASSETS
Investments at cost (Note 4).......   $12,769        $2,176       $39,273      $169,650    $1,175,271    $221,696    $2,347,957
                                      =======        ======       =======      ========    ==========    ========    ==========
Investments in Enterprise
  Accumulation Trust at net asset
  value (Note 2)...................   $     0        $    0       $     0      $      0    $1,175,951    $222,289    $2,351,256
Investments in MONY Series Fund,
  Inc. at net asset value (Note
  2)...............................    13,071         2,253        41,575       169,650            0            0            0
Amount due from MONY...............         0             0             0        11,137          338           79          510
Amount due from MONY Series Fund,
  Inc..............................         0             0             0             8            0            0            0
Amount due from Enterprise
  Accumulation Trust...............         0             0             0             0          292          114        3,704
                                      -------        ------       -------      --------    ----------    --------    ----------
        Total assets...............    13,071         2,253        41,575       180,795    1,176,581      222,482    2,355,470
                                      -------        ------       -------      --------    ----------    --------    ----------
LIABILITIES
Amount due to MONY.................         0             0             0             8          292          114        3,704
Amount due to MONY Series Fund,
  Inc..............................         0             0             0        11,137            0            0            0
Amount due to Enterprise
  Accumulation Trust...............         0             0             0             0          338           79          510
                                      -------        ------       -------      --------    ----------    --------    ----------
        Total liabilities..........         0             0             0        11,145          630          193        4,214
                                      -------        ------       -------      --------    ----------    --------    ----------
Net assets.........................   $13,071        $2,253       $41,575      $169,650    $1,175,951    $222,289    $2,351,256
                                      =======        ======       =======      ========    ==========    ========    ==========
Net assets consist of:
  Contractholders' net payments....   $13,868        $2,780       $40,624      $177,277    $1,201,571    $219,317    $2,403,572
  Cost of insurance withdrawals
    (Note 3).......................    (1,099)         (631)       (2,199)      (10,640)     (95,632)     (27,296)    (210,449)
  Undistributed/accumulated net
    investment income (loss).......       (32)            0           890         3,013       36,569       18,382      100,018
  Accumulated net realized gain
    (loss) on investments..........        32            27           (42)            0       32,763       11,293       54,816
  Unrealized appreciation
    (depreciation) of
    investments....................       302            77         2,302             0          680          593        3,299
                                      -------        ------       -------      --------    ----------    --------    ----------
Net assets.........................   $13,071        $2,253       $41,575      $169,650    $1,175,951    $222,289    $2,351,256
                                      =======        ======       =======      ========    ==========    ========    ==========
Number of units outstanding*.......     1,234           211         3,719        16,142       93,188       14,918      178,819
                                      -------        ------       -------      --------    ----------    --------    ----------
Net asset value per unit
  outstanding*.....................   $ 10.59        $10.69       $ 11.18      $  10.51    $   12.62     $  14.90    $   13.15
                                      =======        ======       =======      ========    ==========    ========    ==========

                                      VARIABLE UNIVERSAL LIFE
                                     --------------------------
                                     INTERNATIONAL   HIGH YIELD
                                        GROWTH          BOND
                                      SUBACCOUNT     SUBACCOUNT
                                     -------------   ----------
ASSETS
Investments at cost (Note 4).......    $181,455       $96,548
                                       ========       =======
Investments in Enterprise
  Accumulation Trust at net asset
  value (Note 2)...................    $171,237       $97,797
Investments in MONY Series Fund,
  Inc. at net asset value (Note
  2)...............................           0             0
Amount due from MONY...............         121            72
Amount due from MONY Series Fund,
  Inc..............................           0             0
Amount due from Enterprise
  Accumulation Trust...............         252           128
                                       --------       -------
        Total assets...............     171,610        97,997
                                       --------       -------
LIABILITIES
Amount due to MONY.................         252           128
Amount due to MONY Series Fund,
  Inc..............................           0             0
Amount due to Enterprise
  Accumulation Trust...............         121            72
                                       --------       -------
        Total liabilities..........         373           200
                                       --------       -------
Net assets.........................    $171,237       $97,797
                                       ========       =======
Net assets consist of:
  Contractholders' net payments....    $183,398       $97,316
  Cost of insurance withdrawals
    (Note 3).......................     (12,894)       (6,828)
  Undistributed/accumulated net
    investment income (loss).......       4,481         4,369
  Accumulated net realized gain
    (loss) on investments..........       6,470         1,691
  Unrealized appreciation
    (depreciation) of
    investments....................     (10,218)        1,249
                                       --------       -------
Net assets.........................    $171,237       $97,797
                                       ========       =======
Number of units outstanding*.......      16,311         8,584
                                       --------       -------
Net asset value per unit
  outstanding*.....................    $  10.50       $ 11.39
                                       ========       =======

---------------

* Units outstanding have been rounded for presentation purposes.
                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                           VARIABLE LIFE
                                           ------------------------------------------------------------------------------
                                             EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                             GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                           ----------   ----------   ------------   ----------   -----------   ----------
Dividend income..........................   $ 5,414      $ 4,188        $ 384        $   836       $ 5,526      $ 1,578
Mortality and expense risk charges (Note
  3).....................................      (443)        (251)         (41)           (84)         (452)        (184)
                                            -------      -------        -----        -------       -------      -------
Net investment income....................     4,971        3,937          343            752         5,074        1,394
                                            -------      -------        -----        -------       -------      -------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales....................    14,275       12,118          504          1,123         3,828        2,858
  Cost of shares sold....................    (8,731)      (8,787)        (477)        (1,057)       (2,343)      (2,858)
                                            -------      -------        -----        -------       -------      -------
Net realized gain on investments.........     5,544        3,331           27             66         1,485            0
Net increase in unrealized appreciation
  of investments.........................     7,657        3,274           97            884         9,311            0
                                            -------      -------        -----        -------       -------      -------
Net realized and unrealized gain on
  investments............................    13,201        6,605          124            950        10,796            0
                                            -------      -------        -----        -------       -------      -------
Net increase in net assets resulting from
  operations.............................   $18,172      $10,542        $ 467        $ 1,702       $15,870      $ 1,394
                                            =======      =======        =====        =======       =======      =======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                    VARIABLE UNIVERSAL LIFE
                                         -----------------------------------------------------------------------------
                                            GOVERNMENT       INTERMEDIATE    LONG TERM        MONEY
                                            SECURITIES        TERM BOND         BOND          MARKET         EQUITY
                                            SUBACCOUNT        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                         -----------------   ------------   ------------   ------------   ------------
                                          FOR THE PERIOD     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                         MARCH 24, 1997**       ENDED          ENDED          ENDED          ENDED
                                              THROUGH        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         DECEMBER 31, 1997       1997           1997           1997           1997
                                         -----------------   ------------   ------------   ------------   ------------
Dividend income........................       $     0          $     9        $ 1,064      $     3,211     $  38,940
Mortality and expense risk charges
  (Note 3).............................           (32)              (9)          (172)            (467)       (3,058)
                                              -------          -------        -------      -----------     ---------
Net investment income (loss)...........           (32)               0            892            2,744        35,882
                                              -------          -------        -------      -----------     ---------
Realized and unrealized gain (loss) on
  investments (Note 2):
  Proceeds from sales..................         1,236            1,178          3,178        1,869,084       231,222
  Cost of shares sold..................        (1,204)          (1,151)        (3,220)      (1,869,084)     (198,296)
                                              -------          -------        -------      -----------     ---------
Net realized gain (loss) on
  investments..........................            32               27            (42)               0        32,926
Net increase (decrease) in unrealized
  appreciation of investments..........           302               77          2,367                0         1,377
                                              -------          -------        -------      -----------     ---------
Net realized and unrealized gain (loss)
  on investments.......................           334              104          2,325                0        34,303
                                              -------          -------        -------      -----------     ---------
Net increase in net assets resulting
  from operations......................       $   302          $   104        $ 3,217      $     2,744     $  70,185
                                              =======          =======        =======      ===========     =========

                                                          VARIABLE UNIVERSAL LIFE
                                         ----------------------------------------------------------
                                                                       INTERNATIONAL    HIGH YIELD
                                          SMALL CAP       MANAGED         GROWTH           BOND
                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                         ------------   ------------   -------------   ------------
                                         FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                            ENDED          ENDED           ENDED          ENDED
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                             1997           1997           1997            1997
                                         ------------   ------------   -------------   ------------
Dividend income........................    $ 18,805      $ 106,305       $  5,055        $  4,750
Mortality and expense risk charges
  (Note 3).............................        (684)        (7,473)          (624)           (382)
                                           --------      ---------       --------        --------
Net investment income (loss)...........      18,121         98,832          4,431           4,368
                                           --------      ---------       --------        --------
Realized and unrealized gain (loss) on
  investments (Note 2):
  Proceeds from sales..................      53,290        428,261         55,974          43,396
  Cost of shares sold..................     (42,001)      (373,390)       (49,504)        (41,705)
                                           --------      ---------       --------        --------
Net realized gain (loss) on
  investments..........................      11,289         54,871          6,470           1,691
Net increase (decrease) in unrealized
  appreciation of investments..........         583          5,802        (10,379)          1,248
                                           --------      ---------       --------        --------
Net realized and unrealized gain (loss)
  on investments.......................      11,872         60,673         (3,909)          2,939
                                           --------      ---------       --------        --------
Net increase in net assets resulting
  from operations......................    $ 29,993      $ 159,505       $    522        $  7,307
                                           ========      =========       ========        ========

---------------

** Commencement of operations.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      VARIABLE LIFE
                                     --------------------------------------------------------------------------------
                                        EQUITY GROWTH        EQUITY INCOME      INTERMEDIATE TERM       LONG TERM
                                         SUBACCOUNT            SUBACCOUNT        BOND SUBACCOUNT     BOND SUBACCOUNT
                                     -------------------   ------------------   -----------------   -----------------
                                       1997       1996       1997      1996      1997      1996      1997      1996
                                     --------   --------   --------   -------   -------   -------   -------   -------
From operations:
  Net investment income (loss).....  $  4,971   $   (381)  $  3,937   $  (128)  $  343    $  (39)   $   752   $   (80)
  Net realized gain on
    investments....................     5,544      6,197      3,331     1,851       27        19         66        33
  Net increase (decrease) in
    unrealized appreciation of
    investments....................     7,657      6,121      3,274     3,722       97       218        884       (93)
                                     --------   --------   --------   -------   ------    ------    -------   -------
Net increase (decrease) in net
  assets resulting from
  operations.......................    18,172     11,937     10,542     5,445      467       198      1,702      (140)
                                     --------   --------   --------   -------   ------    ------    -------   -------
From unit transactions:
  Net proceeds from the issuance of
    units..........................    15,902      7,362     10,731     6,575      407       372        618       608
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (13,078)   (20,999)   (11,293)   (8,207)    (463)     (432)    (1,039)     (985)
                                     --------   --------   --------   -------   ------    ------    -------   -------
Net increase (decrease) from unit
  transactions.....................     2,824    (13,637)      (562)   (1,632)     (56)      (60)      (421)     (377)
                                     --------   --------   --------   -------   ------    ------    -------   -------
Net increase (decrease) in net
  assets...........................    20,996     (1,700)     9,980     3,813      411       138      1,281      (517)
Net assets beginning of year.......    57,832     59,532     33,085    29,272    6,650     6,512     13,604    14,121
                                     --------   --------   --------   -------   ------    ------    -------   -------
Net assets end of year*............  $ 78,828   $ 57,832   $ 43,065   $33,085   $7,061    $6,650    $14,885   $13,604
                                     ========   ========   ========   =======   ======    ======    =======   =======
Units outstanding beginning of
  year.............................     1,726      2,137        965     1,016      333       336        588       605
Units issued during the year.......       428        241        282       213       20        19         26        28
Units redeemed during the year.....      (343)      (652)      (285)     (264)     (22)      (22)       (43)      (45)
                                     --------   --------   --------   -------   ------    ------    -------   -------
Units outstanding end of year......     1,811      1,726        962       965      331       333        571       588
                                     ========   ========   ========   =======   ======    ======    =======   =======

---------------
* Includes undistributed net
  investment income of:              $ 14,096   $  9,125   $ 12,767   $ 8,830   $9,152    $8,809    $26,685   $25,933

                                                 VARIABLE LIFE
                                     -------------------------------------
                                        DIVERSIFIED        MONEY MARKET
                                        SUBACCOUNT          SUBACCOUNT
                                     -----------------   -----------------
                                      1997      1996      1997      1996
                                     -------   -------   -------   -------
From operations:
  Net investment income (loss).....  $ 5,074   $  (373)  $ 1,394   $ 1,372
  Net realized gain on
    investments....................    1,485     1,052         0         0
  Net increase (decrease) in
    unrealized appreciation of
    investments....................    9,311     7,350         0         0
                                     -------   -------   -------   -------
Net increase (decrease) in net
  assets resulting from
  operations.......................   15,870     8,029     1,394     1,372
                                     -------   -------   -------   -------
From unit transactions:
  Net proceeds from the issuance of
    units..........................    2,162     2,620       967       184
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (3,376)   (3,238)   (2,652)   (2,285)
                                     -------   -------   -------   -------
Net increase (decrease) from unit
  transactions.....................   (1,214)     (618)   (1,685)   (2,101)
                                     -------   -------   -------   -------
Net increase (decrease) in net
  assets...........................   14,656     7,411      (291)     (729)
Net assets beginning of year.......   65,817    58,406    30,763    31,492
                                     -------   -------   -------   -------
Net assets end of year*............  $80,473   $65,817   $30,472   $30,763
                                     =======   =======   =======   =======
Units outstanding beginning of
  year.............................    2,404     2,427     1,867     1,997
Units issued during the year.......       69       103        59        12
Units redeemed during the year.....     (107)     (126)     (159)     (142)
                                     -------   -------   -------   -------
Units outstanding end of year......    2,366     2,404     1,767     1,867
                                     =======   =======   =======   =======
---------------
* Includes undistributed net
  investment income of:              $22,898   $17,824   $25,278   $23,884

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       VARIABLE UNIVERSAL LIFE
                                    ---------------------------------------------------------------------------------------------
                                      GOVERNMENT           INTERMEDIATE TERM                   LONG TERM                MONEY
                                      SECURITIES                 BOND                            BOND                   MARKET
                                      SUBACCOUNT              SUBACCOUNT                      SUBACCOUNT              SUBACCOUNT
                                    --------------   -----------------------------   -----------------------------   ------------
                                    FOR THE PERIOD                  FOR THE PERIOD                  FOR THE PERIOD
                                      MARCH 24,      FOR THE YEAR    DECEMBER 6,     FOR THE YEAR    DECEMBER 6,     FOR THE YEAR
                                    1997** THROUGH      ENDED       1996** THROUGH      ENDED       1996** THROUGH      ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         1997            1997            1996            1997            1996            1997
                                    --------------   ------------   --------------   ------------   --------------   ------------
From operations:
  Net investment income (loss)....     $   (32)         $    0           $ 0           $   892         $    (2)      $     2,744
  Net realized gain (loss) on
    investments...................          32              27             0               (42)              0                 0
  Net increase (decrease) in
    unrealized appreciation of
    investments...................         302              77             0             2,367             (65)                0
                                       -------          ------           ---           -------         -------       -----------
Net increase (decrease) in net
  assets resulting from
  operations......................         302             104             0             3,217             (67)            2,744
                                       -------          ------           ---           -------         -------       -----------
From unit transactions:
  Net proceeds from the issuance
    of units......................      13,868           2,923            43            28,471          12,153         1,828,075
  Net asset value of units
    redeemed or used to meet
    contract obligations..........      (1,099)           (813)           (4)           (2,195)             (4)       (1,728,100)
                                       -------          ------           ---           -------         -------       -----------
Net increase from unit
  transactions....................      12,769           2,110            39            26,276          12,149            99,975
                                       -------          ------           ---           -------         -------       -----------
Net increase in net assets........      13,071           2,214            39            29,493          12,082           102,719
Net assets beginning of period....           0              39             0            12,082               0            66,931
                                       -------          ------           ---           -------         -------       -----------
Net assets end of period*.........     $13,071          $2,253           $39           $41,575         $12,082       $   169,650
                                       =======          ======           ===           =======         =======       ===========
Units outstanding beginning of
  period..........................           0               4             0             1,217               0             6,655
Units issued during the period....       1,336             286             4             2,712           1,217           177,168
Units redeemed during the
  period..........................        (102)            (79)            0              (210)              0          (167,681)
                                       -------          ------           ---           -------         -------       -----------
Units outstanding end of period...       1,234             211             4             3,719           1,217            16,142
                                       =======          ======           ===           =======         =======       ===========

---------------
 * Includes
undistributed/accumulated net
investment income (loss) of:           $   (32)         $    0           $ 0           $   890         $    (2)      $     3,013
** Commencement of operations.

                                               VARIABLE UNIVERSAL LIFE
                                    ----------------------------------------------
                                        MONEY
                                        MARKET                  EQUITY
                                      SUBACCOUNT              SUBACCOUNT
                                    --------------   -----------------------------
                                    FOR THE PERIOD                  FOR THE PERIOD
                                     OCTOBER 17,     FOR THE YEAR    NOVEMBER 17,
                                    1996** THROUGH      ENDED       1996** THROUGH
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         1996            1997            1996
                                    --------------   ------------   --------------
From operations:
  Net investment income (loss)....     $    269       $   35,882       $   687
  Net realized gain (loss) on
    investments...................            0           32,926          (163)
  Net increase (decrease) in
    unrealized appreciation of
    investments...................            0            1,377          (697)
                                       --------       ----------       -------
Net increase (decrease) in net
  assets resulting from
  operations......................          269           70,185          (173)
                                       --------       ----------       -------
From unit transactions:
  Net proceeds from the issuance
    of units......................      221,062        1,163,129        54,842
  Net asset value of units
    redeemed or used to meet
    contract obligations..........     (154,400)        (111,523)         (509)
                                       --------       ----------       -------
Net increase from unit
  transactions....................       66,662        1,051,606        54,333
                                       --------       ----------       -------
Net increase in net assets........       66,931        1,121,791        54,160
Net assets beginning of period....            0           54,160             0
                                       --------       ----------       -------
Net assets end of period*.........     $ 66,931       $1,175,951       $54,160
                                       ========       ==========       =======
Units outstanding beginning of
  period..........................            0            5,358             0
Units issued during the period....       22,031           97,340         5,409
Units redeemed during the
  period..........................      (15,376)          (9,510)          (51)
                                       --------       ----------       -------
Units outstanding end of period...        6,655           93,188         5,358
                                       ========       ==========       =======
---------------
 * Includes
undistributed/accumulated net
investment income (loss) of:           $    269       $   36,569       $   687
** Commencement of operations.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                         VARIABLE UNIVERSAL LIFE (CONTINUED)
                                     ----------------------------------------------------------------------------
                                                                                                     INTERNATIONAL
                                               SMALL CAP                        MANAGED                 GROWTH
                                              SUBACCOUNT                      SUBACCOUNT              SUBACCOUNT
                                     -----------------------------   -----------------------------   ------------
                                                    FOR THE PERIOD                  FOR THE PERIOD
                                     FOR THE YEAR    NOVEMBER 1,     FOR THE YEAR    OCTOBER 28,     FOR THE YEAR
                                        ENDED       1996** THROUGH      ENDED       1996** THROUGH      ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         1997            1996            1997            1996            1997
                                     ------------   --------------   ------------   --------------   ------------
From operations:
  Net investment income............    $ 18,121        $   261        $   98,832       $  1,186        $  4,431
  Net realized gains (losses) on
    investments....................      11,289              4            54,871            (55)          6,470
  Net increase (decrease) in
    unrealized appreciation of
    investments....................         583             10             5,802         (2,503)        (10,379)
                                       --------        -------        ----------       --------        --------
Net increase (decrease) in net
  assets resulting from
  operations.......................      29,993            275           159,505         (1,372)            522
                                       --------        -------        ----------       --------        --------
From unit transactions:
  Net proceeds from the issuance of
    units..........................     210,986         16,647         2,299,829        129,958         175,743
  Net asset value of units redeemed
    or used to meet contract
    obligations....................     (35,444)          (168)         (235,234)        (1,430)        (19,488)
                                       --------        -------        ----------       --------        --------
Net increase from unit
  transactions.....................     175,542         16,479         2,064,595        128,528         156,255
                                       --------        -------        ----------       --------        --------
Net increase in net assets.........     205,535         16,754         2,224,100        127,156         156,777
Net assets beginning of period.....      16,754              0           127,156              0          14,460
                                       --------        -------        ----------       --------        --------
Net assets end of period*..........    $222,289        $16,754        $2,351,256       $127,156        $171,237
                                       ========        =======        ==========       ========        ========
Units outstanding beginning of
  period...........................       1,611              0            11,951              0           1,439
Units issued during the period.....      15,917          1,628           185,804         12,086          16,654
Units redeemed during the period...      (2,610)           (17)          (18,936)          (135)         (1,782)
                                       --------        -------        ----------       --------        --------
Units outstanding end of period....      14,918          1,611           178,819         11,951          16,311
                                       ========        =======        ==========       ========        ========

---------------
 * Includes
  undistributed/accumulated net
  investment income (loss) of:         $ 18,382        $   261        $  100,018       $  1,186        $  4,481
** Commencement of operations.

                                          VARIABLE UNIVERSAL LIFE (CONTINUED)
                                     ----------------------------------------------
                                   INTERNATIONAL
                                         GROWTH                   BOND
                                       SUBACCOUNT              SUBACCOUNT
                                     --------------   -----------------------------
                                     FOR THE PERIOD                  FOR THE PERIOD
                                      NOVEMBER 21,    FOR THE YEAR    DECEMBER 6,
                                     1996** THROUGH      ENDED       1996** THROUGH
                                      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                          1996            1997            1996
                                     --------------   ------------   --------------
From operations:
  Net investment income............     $    50         $ 4,368           $  1
  Net realized gains (losses) on
    investments....................           0           1,691              0
  Net increase (decrease) in
    unrealized appreciation of
    investments....................         161           1,248              1
                                        -------         -------           ----
Net increase (decrease) in net
  assets resulting from
  operations.......................         211           7,307              2
                                        -------         -------           ----
From unit transactions:
  Net proceeds from the issuance of
    units..........................      14,259          98,004            392
  Net asset value of units redeemed
    or used to meet contract
    obligations....................         (10)         (7,883)           (25)
                                        -------         -------           ----
Net increase from unit
  transactions.....................      14,249          90,121            367
                                        -------         -------           ----
Net increase in net assets.........      14,460          97,428            369
Net assets beginning of period.....           0             369              0
                                        -------         -------           ----
Net assets end of period*..........     $14,460         $97,797           $369
                                        =======         =======           ====
Units outstanding beginning of
  period...........................           0              37              0
Units issued during the period.....       1,440           9,272             39
Units redeemed during the period...          (1)           (725)            (2)
                                        -------         -------           ----
Units outstanding end of period....       1,439           8,584             37
                                        =======         =======           ====
---------------
 * Includes
  undistributed/accumulated net
  investment income (loss) of:          $    50         $ 4,369           $  1
** Commencement of operations.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by The Mutual Life Insurance Company of New York ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Variable Life Insurance policies and Variable Universal Life Insurance policies. These policies are issued by MONY.

     There are currently fifteen subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund") or the Enterprise Accumulation Trust ("Enterprise") (collectively, the "Funds"). The subaccounts of the Variable Universal Life commenced operations during 1996 and 1997. The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     A full presentation of the related financial statements and footnotes of the Fund and Enterprise are contained on pages 68 to 102 and 105 to 142, respectively, and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective portfolios of the Funds is stated at value which is the net asset value of the Funds. Net asset values are based upon market valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolios, the net asset values are based on amortized cost of the securities held which approximates value.

  Taxes:

     MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY is the legal owner of the assets of the Variable Account.

     Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders are deducted monthly from the cash value of the contract to compensate MONY. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for all subaccounts for 1997 aggregated $382,844.

     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of .60 percent (for the Variable Life Subaccounts) and .75 percent (for the Variable Universal

                                      MONY

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)
Life Subaccounts) of aggregate average daily net assets. As MONY America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investments in Variable Life at cost, at December 31, 1997 consist of the following:

                                                                 MONY SERIES FUND, INC.
                                       --------------------------------------------------------------------------
                                        EQUITY      EQUITY     INTERMEDIATE   LONG TERM                   MONEY
                                        GROWTH      INCOME      TERM BOND       BOND      DIVERSIFIED    MARKET
                                       PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                       ---------   ---------   ------------   ---------   -----------   ---------
Shares beginning of year:
  Shares.............................     1,904       1,412          607         1,059        3,658       30,763
  Amount.............................   $46,373     $28,174       $6,328       $12,297      $52,351      $30,763
                                        -------     -------       ------       -------      -------      -------
Shares acquired:
  Shares.............................       508         455           38            49          112          989
  Amount.............................   $16,656     $11,305       $  407       $   618      $ 2,162      $   989
Shares received for reinvestment of
  dividends:
  Shares.............................       192         195           37            71          331        1,578
  Amount.............................   $ 5,414     $ 4,188       $  384       $   836      $ 5,526      $ 1,578
Shares redeemed:
  Shares.............................      (420)       (472)         (47)          (88)        (197)      (2,858)
  Amount.............................   $(8,731)    $(8,787)      $ (477)      $(1,057)     $(2,343)     $(2,858)
                                        -------     -------       ------       -------      -------      -------
Net change:
  Shares.............................       280         178           28            32          246         (291)
  Amount.............................   $13,339     $ 6,706       $  314       $   397      $ 5,345      $  (291)
                                        -------     -------       ------       -------      -------      -------
Shares end of year:
  Shares.............................     2,184       1,590          635         1,091        3,904       30,472
  Amount.............................   $59,712     $34,880       $6,642       $12,694      $57,696      $30,472
                                        =======     =======       ======       =======      =======      =======

                                      MONY

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in Variable Universal Life at cost, at December 31, 1997 consist of the following:

                                     MONY SERIES FUND, INC.
                       ---------------------------------------------------
                       GOVERNMENT   INTERMEDIATE   LONG TERM      MONEY
                       SECURITIES    TERM BOND       BOND        MARKET
                       PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                       ----------   ------------   ---------   -----------
Shares beginning of
  year:
  Shares.............         0             4           941         66,931
  Amount.............   $     0       $    39       $12,147    $    66,931
                        -------       -------       -------    -----------
Shares acquired:
  Shares.............     1,316           308         2,265      1,968,592
  Amount.............   $13,973       $ 3,279       $29,282    $ 1,968,592
Shares received for
  reinvestment of
  dividends:
  Shares.............         0             1            91          3,211
  Amount.............   $     0       $     9       $ 1,064    $     3,211
Shares redeemed:
  Shares.............      (115)         (110)         (249)    (1,869,084)
  Amount.............   $(1,204)      $(1,151)      $(3,220)   $(1,869,084)
                        -------       -------       -------    -----------
Net change:
  Shares.............     1,201           199         2,107        102,719
  Amount.............   $12,769       $ 2,137       $27,126    $   102,719
                        -------       -------       -------    -----------
Shares end of year:
  Shares.............     1,201           203         3,048        169,650
  Amount.............   $12,769       $ 2,176       $39,273    $   169,650
                        =======       =======       =======    ===========

                                        ENTERPRISE ACCUMULATION TRUST
                       ----------------------------------------------------------------
                                                             INTERNATIONAL   HIGH YIELD
                         EQUITY     SMALL CAP    MANAGED        GROWTH          BOND
                       PORTFOLIO    PORTFOLIO   PORTFOLIO      PORTFOLIO     PORTFOLIO
                       ----------   ---------   ----------   -------------   ----------
Shares beginning of
  year:
  Shares.............       1,877        829         3,706        2,390             67
  Amount.............  $   54,857   $ 16,744    $  129,659     $ 14,299       $    368
                       ----------   --------    ----------     --------       --------
Shares acquired:
  Shares.............      37,281      8,828        61,893       32,707         23,909
  Amount.............  $1,279,770   $228,148    $2,485,383     $211,605       $133,135
Shares received for
  reinvestment of
  dividends:
  Shares.............       1,110        704         2,607          818            840
  Amount.............  $   38,940   $ 18,805    $  106,305     $  5,055       $  4,750
Shares redeemed:
  Shares.............      (6,755)    (2,035)      (10,549)      (8,207)        (7,688)
  Amount.............  $ (198,296)  $(42,001)   $ (373,390)    $(49,504)      $(41,705)
                       ----------   --------    ----------     --------       --------
Net change:
  Shares.............      31,636      7,497        53,951       25,318         17,061
  Amount.............  $1,120,414   $204,952    $2,218,298     $167,156       $ 96,180
                       ----------   --------    ----------     --------       --------
Shares end of year:
  Shares.............      33,513      8,326        57,657       27,708         17,128
  Amount.............  $1,175,271   $221,696    $2,347,957     $181,455       $ 96,548
                       ==========   ========    ==========     ========       ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES OF
THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK:

     We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of The Mutual Life Insurance Company of New York ("the Company") as of December 31, 1997 and 1996, and the related statutory statements of operations, surplus, and cash flows for the years then ended. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The Company presents its financial statements in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of New York ("statutory"), which is a comprehensive basis of accounting other than generally accepted accounting principles ("GAAP"). As explained in
Note 3, the accounting practices used by the Company vary from generally accepted accounting principles, and the effects of these variances are material.

     In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with GAAP, the financial position of the Company as of December 31, 1997 and 1996, or the results of its operations and its cash flows for the years then ended.

     In our opinion, however, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended on the basis of accounting described in Note 3.

     Our audits were conducted for the purpose of expressing an opinion on the financial statements taken as a whole. The Supplemental Schedule of Selected Financial Data is presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and is not a required part of the basic financial statements. The Supplemental Schedule of Selected Financial Data has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                          COOPERS & LYBRAND L.L.P.

New York, New York
February 27, 1998

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                   STATEMENTS OF ADMITTED ASSETS, LIABILITIES
                         AND SURPLUS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 1997          1996
                                        ASSETS                   ----          ----
Cash and invested assets:
     Cash and short-term investments........................  $   211,611   $   175,173
     Bonds..................................................    4,700,909     4,328,623
     Redeemable preferred stocks............................        7,931         2,130
     Common stocks..........................................      332,405       300,809
     Subsidiary companies...................................      216,398       170,760
     Mortgage loans.........................................    1,436,347     1,509,181
     Real estate............................................    1,011,584     1,345,383
     Policy loans...........................................    1,201,319     1,189,851
     Other invested assets..................................      358,151       364,390
                                                              -----------   -----------
          Total cash and invested assets....................    9,476,655     9,386,300
Investment income due and accrued...........................      160,481       141,940
Premiums deferred and uncollected...........................      190,214       198,424
Amounts due from reinsurers.................................       56,291        73,106
Other assets................................................       53,478        49,117
Separate account assets.....................................    1,827,515     1,670,886
                                                              -----------   -----------
          Total assets......................................  $11,764,634   $11,519,773
                                                              ===========   ===========
LIABILITIES AND SURPLUS
Liabilities:
     Life insurance and annuity reserves....................  $ 7,266,754   $ 7,214,620
     Health insurance reserves..............................       22,093       155,121
     Deposits left with the Company.........................      491,747       504,581
     Dividends to policyholders.............................      193,098       211,765
     Policy claims in process of settlement.................       52,357        63,238
     Funds held under coinsurance...........................       99,499       102,200
     Federal income taxes due or accrued....................       98,828        94,975
     Notes payable and accrued interest.....................            0        33,076
     Other liabilities......................................      399,880       372,919
     Separate account liabilities...........................    1,816,772     1,661,273
     Interest maintenance reserve...........................       15,878        12,663
     Investment reserves....................................      140,000        90,000
     Asset valuation reserve................................      332,290       299,843
                                                              -----------   -----------
          Total liabilities.................................   10,929,196    10,816,274
Surplus:
     Surplus notes..........................................      187,317        72,317
     Special surplus funds..................................       26,400        27,150
     Unassigned surplus.....................................      621,721       604,032
                                                              -----------   -----------
          Surplus...........................................      835,438       703,499
                                                              -----------   -----------
          Total liabilities and surplus.....................  $11,764,634   $11,519,773
                                                              ===========   ===========

    The accompanying notes are an integral part of the financial statements.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 1997          1996
                                                                 ----          ----
Premiums, annuity considerations and fund deposits..........  $1,171,454    $1,222,039
Net investment income.......................................     644,351       640,069
Commission and expense allowance on reinsurance ceded.......      69,692        88,767
Adjustments on reinsurance ceded............................    (275,435)     (119,907)
Other income (net)..........................................      10,080        10,119
                                                              ----------    ----------
                                                               1,620,142     1,841,087
                                                              ----------    ----------
Policyholder and contractholder benefits....................   1,265,676     1,292,572
Change in policy and contract reserves......................     (93,728)     (101,355)
Commissions.................................................      48,846        53,599
Operating expenses..........................................     260,992       265,871
Reinsurance of group pension liabilities....................      (3,114)       62,024
Transfer from separate accounts.............................    (182,337)      (51,020)
Other deductions (net)......................................       4,033         7,374
                                                              ----------    ----------
                                                               1,300,368     1,529,065
                                                              ----------    ----------
Net gain from operations before dividends and federal income
  taxes.....................................................     319,774       312,022
Dividends to policyholders..................................     199,128       219,439
                                                              ----------    ----------
Net gain from operations before federal income taxes........     120,646        92,583
Federal income taxes........................................      37,425        18,393
                                                              ----------    ----------
Net gain from operations....................................      83,221        74,190
  Net realized capital losses (See Note 8)..................      (4,417)      (19,550)
                                                              ----------    ----------
Net Income..................................................  $   78,804    $   54,640
                                                              ==========    ==========

   The accompanying notes are an integral part of these financial statements.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                    STATEMENTS OF SURPLUS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                              FOR THE YEARS ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                1997        1996
                                                                ----        ----
Surplus, beginning of year..................................  $703,499    $689,017
                                                              --------    --------
Net income..................................................    78,804      54,640
Change in net unrealized capital gains......................    43,988      34,232
Change in non-admitted assets...............................   (15,005)     (1,275)
Change in asset valuation reserve...........................   (32,447)    (28,638)
Issuance of surplus notes (See Note 15).....................   111,350           0
Settlements and provision for
  reorganization/contingencies..............................   (20,600)    (39,576)
Increase in investment reserve..............................   (50,000)          0
Change in surplus due to reinsurance........................    16,903      (2,643)
Other changes to surplus....................................    (1,054)     (2,258)
                                                              --------    --------
Net change in surplus for the year..........................   131,939      14,482
                                                              --------    --------
Surplus, end of year........................................  $835,438    $703,499
                                                              ========    ========

   The accompanying notes are an integral part of these financial statements.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                 FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              --------------------------
                                                                 1997           1996
                                                                 ----           ----
CASH FROM OPERATIONS:
     Premiums, annuity considerations and fund deposits.....  $ 1,181,354    $ 1,233,947
     Investment income, net of investment expenses..........      650,682        680,338
     Adjustments on reinsurance ceded.......................     (192,251)       (26,291)
     Other income...........................................       26,221         31,373
     Policy benefits paid...................................   (1,275,039)    (1,285,157)
     Transfers from (to) separate accounts..................      169,453         (5,035)
     Commissions, other expenses and insurance taxes paid...     (320,170)      (321,497)
     Dividends to policyholders.............................     (217,795)      (212,006)
     Federal income taxes (excluding capital gains tax).....      (11,503)             0
     Other deductions.......................................       (4,342)       (23,829)
                                                              -----------    -----------
               Net cash from operations.....................        6,610         71,843
                                                              -----------    -----------
CASH FROM INVESTMENTS:
     Proceeds from investments sold, matured or repaid:
          Bonds.............................................      826,928        516,929
          Stocks............................................      259,376        199,598
          Mortgage loans....................................      290,946        293,113
          Real estate.......................................      390,436        417,955
          Other invested assets.............................       39,077         25,734
          Miscellaneous proceeds............................        4,039          4,979
          Taxes paid on net capital gains...................      (72,700)       (13,631)
                                                              -----------    -----------
               Total investment proceeds....................    1,738,102      1,444,677
                                                              -----------    -----------
     Cost of investments acquired:
          Bonds.............................................    1,193,209      1,063,983
          Stocks............................................      274,247        205,496
          Mortgage loans....................................      233,558        172,644
          Real estate.......................................       41,958         56,222
          Other invested assets.............................       31,035         32,816
          Change in policy loans............................       11,468          9,402
                                                              -----------    -----------
               Total investments acquired...................    1,785,475      1,540,563
                                                              -----------    -----------
               Net cash from investments....................      (47,373)       (95,886)
                                                              -----------    -----------
CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
     Cash Provided (Applied):
          Surplus notes issuance............................      115,000              0
          Borrowed money....................................      (33,049)       (43,293)
          Other sources.....................................       55,053         15,432
                                                              -----------    -----------
               Total........................................      137,004        (27,861)
                                                              -----------    -----------
     Other cash applied.....................................       59,803         38,793
                                                              -----------    -----------
               Net cash from financing and misc sources.....       77,201        (66,654)
                                                              -----------    -----------
     Net change in cash and short-term investments..........       36,438        (90,697)
Cash and short-term investments, beginning of year..........      175,173        265,870
                                                              -----------    -----------
Cash and short-term investments, end of year................  $   211,611    $   175,173
                                                              ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION:

     The Mutual Life Insurance Company of New York, ("MONY" or the "Company") is a New York domiciled mutual life insurance company primarily engaged in the business of providing a wide range of life insurance, annuity, and investment products to higher income individuals, particularly family builders, pre-retirees and small business owners. The Company distributes its products to such individuals primarily through its career agency sales force. These products are sold throughout the United States and Puerto Rico.

2.  DEMUTUALIZATION AND INVESTMENT AGREEMENT:

     On September 8, 1997, the Company announced that it is pursuing converting to a stock life insurance company through demutualization. In connection with the demutualization, the Company has prepared a Plan of Reorganization ("the Plan") which is subject to approval by the Insurance Department of the State of New York as well as adoption by the Company's Board of Trustees and approval by the policyholders.

     In connection with the Plan, among other things, the following will occur:
(i) the Company will convert from a New York mutual life insurance company to a New York stock life insurance company (the "Plan of Demutualization") and become a wholly owned subsidiary of MONY Financial Services Corporation (the "Holding Company"), a holding company organized in Delaware for the purpose of becoming the parent holding company of the Company, (ii) eligible policyholders of the Company, as defined in the Plan, will receive shares of common stock of the Holding Company, cash or policy credits, (iii) a closed block of certain individual participating policies in classes for which the Company had a dividend scale payable in 1998 (the "Closed Block") will be created on the Plan effective date (the "Effective Date") and assets will be allocated to the Closed Block to support the payment of benefits, dividends (as appropriate, based on experience), and certain expenses and taxes relating to the policies included therein, and (iv) shares of common stock of the Holding Company will be registered under the Securities and Exchange Act of 1933 and offered to the public in an initial public offering, if market conditions are appropriate.

     In connection with the transactions contemplated under the Plan described above, on December 30, 1997, investment funds affiliated with Goldman, Sachs & Co. consisting of GS Mezzanine Partners, L.P., G.S. Mezzanine Partners Offshore, L.P., Stone Street Fund 1997, and Bridge Street Fund 1997, L.P. (collectively, "the Investors"), entered into an investment agreement with the Company and the Holding Company (the "Investment Agreement"), pursuant to which: (i) the Investors purchased, for $115.0 million ("the Consideration"), Surplus Notes issued by the Company (the "MONY Notes") with an aggregate principal amount equal to the Consideration (see Note 15), and (ii) the Investors purchased, for $10.0 million, warrants to purchase from the Holding Company at the Effective Date (after giving effect to the initial public offering) in the aggregate of
7.0 percent of the fully diluted common stock of the Holding Company upon certain terms and conditions and at a specified exercise price which is subject to anti-dilution adjustments, as more specifically defined in the Investment Agreement.

     In addition, under the terms of the Investment Agreement, the Investors agreed, upon the Company's request, made at any time up to 90 days after the Effective Date, to purchase an aggregate of 1.0 million shares of convertible preferred stock of the Holding Company for a total purchase price of $100.0 million. The convertible preferred stock would be convertible at the option of the holder at any time into common stock of the Holding Company at a conversion price equal to the initial exercise price of the warrants and would be subject to certain anti-dilution adjustments.

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York ("statutory"), which is a comprehensive basis of accounting other than generally accepted accounting principles ("GAAP").

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of results of operations and changes in surplus during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) valuation reserves for mortgage loans and real estate investments, and (ii) the liability for future policy benefits.

     In financial statements prepared in conformity with statutory accounting, the accounting treatment of certain items is different than for financial statements prepared in conformity with GAAP. Some of the general differences include:

     - Policy acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are expensed when incurred; under GAAP, such costs are deferred and amortized over the present value of expected gross margins.

     - Premiums for universal life and investment-type products are recognized as revenue when due; under GAAP, they are reported as deposits to policyholders' account balances. Revenues from these contracts under GAAP consist of amounts assessed during the period against policyholders' account balances for mortality, policy administration and surrender charges.

     - Policy reserves are based on statutory mortality and interest requirements, without consideration of withdrawals, and are reported net of reinsurance reserve credits; under GAAP, the reserves for interest sensitive life and annuity products are equal to the fund value, and the reserve for long duration participating contracts is the net level premium reserve calculated using the dividend fund interest rate and the mortality rates guaranteed in calculating cash surrender values. GAAP reserves are reported gross of reinsurance reserve credits.

     - No provision is made for deferred income taxes; under GAAP, deferred income taxes result from temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements.

     - An interest maintenance reserve ("IMR") is established as a liability to capture realized investment gains and losses, net of tax, on the sale of fixed maturities and mortgage loans resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold; under GAAP, no such reserve is required.

     - An asset valuation reserve ("AVR"), based upon a formula prescribed by the NAIC, is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited to surplus; under GAAP, no such reserve is required.

     - Bonds and redeemable preferred stocks in good standing are generally carried at amortized cost; under GAAP, bonds and redeemable preferred stocks which are classified as available for sale are carried at fair value and the related change in unrealized gains and losses, net of related deferred taxes and an adjustment for deferred policy acquisition costs, is reported as a component of other comprehensive income in equity.

     - Certain assets designated as "non-admitted," are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet, net of appropriate valuation allowances.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     - Pension expense for qualified defined pension plans is recognized when pension contributions are deductible for federal income tax purposes; under GAAP, pension expense for such plans is recognized as incurred over the service lives of employees participating in the plans.

     - Postretirement benefits are accrued at the time employees are vested or retire; under GAAP, an obligation for such benefits is accrued over the service period for all eligible employees.

     - Subsidiaries are not consolidated for statutory reporting purposes; under GAAP, all entities in which a company has control and a majority economic interest are consolidated.

     - Surplus notes are reported as surplus for statutory purposes and as debt for GAAP.

     - Certain reinsurance agreements recognized as reinsurance for statutory purposes are accounted for as financing transactions under GAAP.

     - Methods used for calculating real estate and mortgage loan values and real estate depreciation under statutory reporting are different from those used for GAAP.

     - Cash equivalents are defined as all highly liquid debt securities with original maturities of twelve months or less; under GAAP, cash equivalents are defined as short-term, highly liquid investments that generally have original maturities of three months or less.

     The following is a description of the Company's principal statutory accounting policies:

  a. Premiums and Insurance Expenses

     Premiums are included in revenue over the premium payment periods of the related policies. Annuity considerations and fund deposits are included in revenue as received.

     The costs of acquiring new business, primarily commissions, underwriting, agency and other costs related to issuance, maintenance and settlement of policies are charged to operations in the year incurred.

  b. Investments

     Bonds are stated at amortized cost, except those bonds not in good standing, which are carried at NAIC-designated values, which approximate fair value. Loan-backed bonds and structured securities are valued at amortized cost using the effective interest method considering anticipated prepayments at the date of purchase; significant changes in the estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Redeemable preferred stocks are carried principally at cost except for those securities in or near default, which are carried at fair value. Common stocks are carried at fair value, except investments in subsidiaries, which are generally carried on the equity basis. Policy loans are carried at their unpaid principal balances. Short-term investments are carried at amortized cost and consist of securities with original maturities of twelve months or less.

     Mortgage loans other than those in process of foreclosure are carried at their unpaid principal balances adjusted for unamortized premium or discount. Real estate owned for investment is carried at depreciated cost, less encumbrances ($1.1 million in 1997 and $1.9 million in 1996). Cable television, oil and gas, and real estate joint ventures and limited partnerships are included in Other Invested Assets and are carried principally at their equity value. Other investments are generally carried at cost.

     Real estate acquired through foreclosure is carried at the lower of cost, less accumulated depreciation and encumbrances, if any, or estimated fair value at the time of foreclosure. There were no encumbrances at December 31, 1997 or 1996. Mortgage loans in process of foreclosure are carried at the lower of the carrying

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
value at the time of foreclosure or estimated fair value. Fair value is determined by using the estimated discounted cash flows expected from the underlying real estate properties. These projected cash flows are based on estimates regarding future operating expenses, lease rates, occupancy levels and investors' targeted yields.

     The Company provides, through a direct charge to surplus, an investment valuation reserve for permanent impairment of real estate investments, joint ventures and limited partnerships in real estate, mortgage loans delinquent for more than 60 days and restructured mortgage loans. This reserve reflects, in part, the excess of the carrying value of such assets over the estimated undiscounted cash flows expected from the underlying real estate properties. These projected cash flows are based on estimates similar to those described in the preceding paragraph. As of December 31, 1997 and 1996, the Company's investment valuation reserve was $140 million and $90 million, respectively.

     Realized capital gains and losses on sales of investments are determined on the basis of specific identification. Unrealized capital gains and losses are recorded directly to surplus. Investment income is recognized as earned. Investment income earned includes the amortization of premium and accretion of discount relative to bonds acquired at other than their par value and excludes certain overdue due and accrued interest income.

  c. Interest Maintenance Reserve and Asset Valuation Reserve

     Realized investment gains and losses (net of tax) for bonds and mortgage loans resulting from changes in interest rates are deferred, and credited or charged to the IMR. These amounts are amortized into net income over the years remaining to expected maturity of the assets sold.

     The AVR is based upon a formula prescribed by the NAIC and functions as a reserve for potential non-interest related investment losses. In addition, realized investment gains and losses (not subject to the IMR) and unrealized gains and losses result in changes in the AVR, which are recorded directly to surplus.

  d. Policy Reserves

     Policy reserves for life insurance, annuities, and supplemental benefits are computed by using prescribed statutory interest rates and mortality factors. Reserves computed by a modified commissioners' reserve valuation method represent approximately 77 percent and 76 percent of gross life insurance reserves at December 31, 1997 and 1996, respectively.

     Reserves for life insurance were principally determined by using the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and the American Experience Tables and assumed interest rates ranging from 2.25 percent to 7 percent. Reserves for individual and group annuity mortality tables have assumed interest rates ranging from 2.25 percent to 9.5 percent.

     Policy claims in process of settlement include provisions for payments to be made on reported claims and on claims incurred but not reported.

  e. Investments in Unconsolidated Subsidiaries

     The Company's subsidiaries are not consolidated. The subsidiaries are carried principally on the statutory equity basis. Changes in the Company's equity in subsidiaries are included in unrealized capital gains and losses. Dividends from subsidiaries are recognized as investment income when declared.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
  f. Policyholder Dividends

     Dividends to policyholders are determined annually by the Board of Trustees.

  g. Non-admitted Assets

     Certain assets designated as "non-admitted" assets (principally miscellaneous receivables) are excluded from the statements of admitted assets, liabilities and surplus.

  h. Separate Account Assets and Liabilities

     Separate account assets and liabilities represent primarily segregated funds administered and invested by the Company for the benefit of certain contractholders. Approximately 99 percent of these assets consist of securities reported at market value and 1 percent consist of fixed maturity securities carried at amortized cost. Premiums, benefits and expenses of the separate accounts are included in the Company's statements of operations.

  i. Depreciation

     The Company uses the constant-yield method of depreciation for substantially all investments in real estate, real estate joint ventures and cable television limited partnerships acquired prior to January 1, 1991. Acquisitions subsequent to January 1, 1991 and foreclosed real estate are depreciated on the straight-line method. Real estate assets and improvements are generally depreciated over ten to forty year periods and leasehold improvements are depreciated over the lives of the leases. Depreciation expense related to wholly owned investments in real estate was $30.8 million and $39.1 million in 1997 and 1996, respectively; accumulated depreciation was $191.7 million and $213.6 million at December 31, 1997 and 1996, respectively.

  j. Special Surplus Funds

     Special surplus funds consist primarily of amounts required by the Insurance Department of the State of New York to be assigned as surplus funds for group insurance and aviation reinsurance.

  k. Cash Flows

     Short-term investments are characterized as cash equivalents for purposes of the statements of cash flows.

     Certain amounts for 1996 have been reclassified to conform to the 1997 presentation.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

4.  FIXED MATURITY SECURITIES:

  Fixed Maturity Securities by Investment Type:

     The amortized cost and estimated fair value (see Note 9) of fixed maturity securities which include short-term investments, bonds and redeemable preferred stocks as of December 31, 1997 and December 31, 1996 are as follows:

                                                                   GROSS            GROSS
                                             AMORTIZED          UNREALIZED       UNREALIZED          ESTIMATED
                                               COST                GAINS           LOSSES           FAIR VALUE
                                        -------------------   ---------------   -------------   -------------------
                                          1997       1996      1997     1996    1997    1996      1997       1996
                                          ----       ----      ----     ----    ----    ----      ----       ----
                                                                       (IN MILLIONS)
U.S. Treasury securities and
  obligations of U.S. government
  agencies............................  $  125.5   $  201.3   $  2.3   $  1.5   $ 0.1   $ 0.5   $  127.7   $  202.3
Collateralized mortgage obligations:
  Government agency-backed............     275.2      253.1      4.5      1.4     0.2     3.6      279.5      250.9
  Non-agency backed...................      77.9       66.0      2.4      1.3     0.0     0.1       80.3       67.2
Other asset-backed securities:
  Government agency-backed............      67.9       68.6      1.2      1.0     0.2     0.9       68.9       68.7
  Non-agency backed...................     381.0      295.9     15.3      7.7     0.2     1.4      396.1      302.2
Foreign governments...................       0.0        4.5      0.0      0.1     0.0     0.0        0.0        4.6
Public utilities......................     596.5      501.5     27.5     17.2     3.2     3.9      620.8      514.8
Affiliates............................       0.0        5.8      0.0      0.0     0.0     0.0        0.0        5.8
Corporate bonds.......................   3,176.9    2,931.9    122.6     74.8     6.5    23.7    3,293.0    2,983.0
                                        --------   --------   ------   ------   -----   -----   --------   --------
  Total bonds.........................   4,700.9    4,328.6    175.8    105.0    10.4    34.1    4,866.3    4,399.5
Redeemable preferred stock............       7.9        2.1      0.1      0.0     0.6     0.4        7.4        1.7
Commercial paper......................     178.3      137.8      0.0      0.0     0.0     0.0      178.3      137.8
                                        --------   --------   ------   ------   -----   -----   --------   --------
  Total...............................  $4,887.1   $4,468.5   $175.9   $105.0   $11.0   $34.5   $5,052.0   $4,539.0
                                        ========   ========   ======   ======   =====   =====   ========   ========

     Amortized cost represents the principal amount of fixed maturity securities adjusted by unamortized premium or discount and reduced by writedowns of $4.7 million and $16.6 million for bonds at December 31, 1997 and 1996, respectively, as required by the NAIC for securities which are in or near default. There were no writedowns for redeemable preferred stocks at December 31, 1997 and 1996.

     At December 31, 1997, 77.9% of the Company's Collateralized Mortgage Obligation (CMO) portfolio was held in U.S. government and government agency-backed securities. The remainder of the CMO portfolio consisted of NAIC category 1 investment grade securities.

  Maturities of Fixed Maturity Securities:

     The amortized cost of fixed maturity securities and estimated fair value by maturity as of December 31, 1997 are summarized as follows:

                                                                       ESTIMATED
                                                          AMORTIZED      FAIR
                                                            COST         VALUE
                                                          ---------    ---------
                                                              (IN MILLIONS)
Due in one year or less................................   $  213.8     $  213.7
Due after one year through five years..................      951.1        976.5
Due after five years through ten years.................    2,183.0      2,263.0
Due after ten years....................................    1,539.2      1,598.8
                                                          --------     --------
                                                          $4,887.1     $5,052.0
                                                          ========     ========

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

4.  FIXED MATURITY SECURITIES (CONTINUED):
     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of investments in bonds and redeemable preferred stocks during 1997 and 1996 were $193.7 million and $173.8 million, respectively. Gross gains of $1.8 million in 1997 and $3.8 million in 1996, and gross losses of $6.3 million in 1997 and $4.0 million in 1996 were realized on these sales.

     There were no non-income producing bonds and redeemable preferred stocks for the twelve months preceding December 31, 1997. The carrying values of bonds and redeemable preferred stocks which were non-income producing for the twelve months preceding December 31, 1996 were $5.6 million.

5.  COMMON STOCKS:

     Common stocks include marketable equity securities carried at market values of $185.3 million and $160.7 million at December 31, 1997 and 1996, respectively, and non-marketable equity investments carried at estimated fair value of $147.1 million and $140.1 million at December 31, 1997 and 1996, respectively. The cost of the marketable equity securities was $171.9 million and $142.2 million at December 31, 1997 and 1996 respectively. At December 31, 1997 and 1996, gross unrealized gains were $25.5 million and $23.6 million, respectively, and gross unrealized losses were $12.1 million and $5.1 million, respectively, for marketable equity securities.

     Proceeds from sales of investments in common stocks during 1997 and 1996 were $233.1 million and $164.7 million, respectively. Gross gains of $43.7 million in 1997 and $35.0 million in 1996, and gross losses of $4.7 million in 1997 and $8.7 million in 1996 were realized on these sales.

6.  SUBSIDIARY COMPANIES:

     At December 31, 1997 and 1996, the Company's investments in subsidiaries, all of which are wholly-owned, consisted of the following:

                                                              1997      1996
                                                              ----      ----
                                                              (IN MILLIONS)
MONY Life Insurance Company of America.....................  $133.2    $121.8
Other subsidiaries.........................................    83.2      49.0
                                                             ------    ------
                                                             $216.4    $170.8
                                                             ======    ======

     At December 31, 1997, MONY Life Insurance Company of America ("MONY America") had assets of $5.0 billion; including bonds ($1,075 million), mortgage loans ($135 million) and separate account assets ($3.6 billion); and liabilities of $4.8 billion, primarily life insurance and annuity reserves ($1.2 billion) and separate account liabilities ($3.6 billion). Capital and surplus of MONY America was $133.2 million as of December 31, 1997. In 1997 and 1996, total revenues of MONY America were $898.4 million and $844.0 million, benefits and expenses were $867.7 million and $819.8 million and net income, including realized capital losses, was $9.7 million and $8.0 million, respectively.

     During 1997 and 1996, the Company made aggregate capital contributions of $15.8 million and $24.5 million to MONY Credit Corporation and $0.4 million and $3.2 million, respectively, to other subsidiaries. The Company also received aggregate capital distributions of $3.6 million in 1997 from its subsidiaries.

     During 1997, the Company purchased $64.1 million of commercial mortgages (plus accrued interest) and $5.0 million of bonds (plus accrued interest) from MONY Funding, Inc. ("MONY Funding"), a wholly

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

6.  SUBSIDIARY COMPANIES (CONTINUED):
owned subsidiary of the Company. In 1996, the Company purchased $44.2 million of commercial mortgages (plus accrued interest) from MONY Funding. The cash proceeds from the mortgage and bond purchases in 1997 and 1996 were used by MONY Funding to pay off Eurobond debt obligations due in 1997 and 1996.

     In 1997 the New York City Industrial Development Agency ("the NY IDA") issued bonds for the benefit of the Company in the total amount of $16.0 million related to the Company's consolidation of site locations to New York City. Debt service under the bonds is funded by lease payments by the Company to the NY IDA, bond trustee, for the benefit of the bondholder, MONY America (See Note
19).

     The Company and MONY America are parties to an agreement dated February 28, 1995 whereby the Company agrees to reimburse MONY America to the extent that MONY America's recognized loss as a result of mortgage loan default or foreclosure or subsequent sale of the underlying collateral exceeds 75 percent of the appraised value of the loan at origination for each such mortgage loan. Pursuant to the agreement, the Company made payments to MONY America totaling $0.1 million in both 1997 and 1996.

     In February 1997, the Company ceased the operations of its subsidiaries, ARES, Inc. and ARES Realty Capital (collectively "ARES"). ARES provided asset management and property management services for the Company's real estate and mortgage assets, as well as for third parties. The Company's management agreement with ARES provided for payment by the Company for ARES's services based upon third party commercial standards.

     The Company has service agreements with certain subsidiaries to provide personnel services, facilities, supplies and equipment as shall reasonably be necessary to conduct business. These agreements provide for reimbursement of actual costs and are subject to cancellation upon written notice by either party.

     The Company has an investment advisory agreement with its subsidiary, MONY America, with respect to the investment and management of its assets. The agreement provides for scheduled fees for actual cost reimbursements and may be terminated by either party upon written notice.

7.  MORTGAGE LOANS AND REAL ESTATE:

     The Company invests in mortgage loans collateralized by commercial and agricultural real estate. Such mortgage loans consist primarily of first mortgage liens on completed income-producing properties. As of December 31, 1997, $410.2 million of mortgage loans have terms that require amortization, and $1,026.1 million of mortgage loans require partial amortization or are non-amortizing. Mortgage loans delinquent over 90 days or in process of foreclosure were $12.7 million at December 31, 1997 and $14.7 million at December 31, 1996. Properties acquired through foreclosure during the year amounted to $14.4 million and $20.5 million in 1997 and 1996, respectively.

     The Company has performing restructured mortgage loans of $250.0 million as of December 31, 1997 and $244.1 million as of December 31, 1996. The new terms typically defer a portion of contract interest payments to future periods. Interest is recognized in income based on the modified rate of the loan. Deferred interest, which is the difference between the original contractual rate and the modified rate, is excluded from income. Gross interest income on restructured loans that would have been recorded in accordance with the loans' original terms was approximately $23.6 million in 1997 and $22.8 million in 1996. Gross interest income recognized in net income for the period from these loans was approximately $17.6 million in 1997 and $16.4 million in 1996. There are no commitments to lend additional funds to any debtor involved in a restructuring.

     At December 31, 1997 and 1996, the carrying values of mortgage loans which were non-income producing for the twelve months preceding such dates were $26.1 million and $33.5 million, respectively.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

7.  MORTGAGE LOANS AND REAL ESTATE (CONTINUED):
     At December 31, 1997 and 1996, the carrying value of real estate which was non-income producing for the twelve months preceding such dates was $52.8 million and $55.2 million, respectively.

8.  INVESTMENT INCOME, REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES):

     Net investment income for the years ended December 31, 1997 and 1996 was derived from the following sources:

                                                               1997      1996
                                                               ----      ----
                                                              ($ IN MILLIONS)
NET INVESTMENT INCOME
------------------------------------------------------------
Bonds and redeemable preferred stock........................  $346.1    $315.9
Mortgage loans..............................................   128.0     137.1
Policy loans................................................    78.7      77.5
Common stock................................................    59.6      60.5
Other (including cash & short-term investments).............    39.3      39.1
Real estate.................................................    31.0      58.0
                                                              ------    ------
          Total investment income...........................   682.7     688.1
Investment expenses.........................................    38.3      48.0
                                                              ------    ------
          Net investment income.............................  $644.4    $640.1
                                                              ======    ======

     Net realized capital gains (losses) on investments for the years ended December 31, 1997 and 1996 are summarized as follows:

                                                               1997      1996
                                                               ----      ----
                                                              ($ IN MILLIONS)
REALIZED CAPITAL GAINS (LOSSES)
------------------------------------------------------------
Common stock................................................  $ 38.7    $ 21.9
Real estate.................................................    26.6      (2.0)
Bonds and redeemable preferred stock........................    (5.4)     (8.0)
Cable partnerships and other investments....................    (4.3)      9.5
Mortgage loans..............................................    (3.6)      3.3
                                                              ------    ------
                                                                52.0      24.7
Taxes.......................................................   (50.6)    (38.9)
Transferred to IMR, net of taxes............................    (5.8)     (5.3)
                                                              ------    ------
          Net realized capital losses.......................  $ (4.4)   $(19.5)
                                                              ======    ======

     During 1997 and 1996, realized capital gains resulting from changes in interest rates on bonds and redeemable preferred stocks of $5.8 million (net of $3.1 million tax) and $5.3 million (net of $2.8 million tax), respectively, were transferred to the Company's IMR for future amortization into net income.

     The Company had net unrealized gains of $44.0 million and $34.2 million in 1997 and 1996. The 1997 and 1996 unrealized gains and losses include writedowns of approximately $3.0 million and $11 million,

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

8.  INVESTMENT INCOME, REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
(CONTINUED):
respectively, on real estate acquired through foreclosure and mortgage loans in process of foreclosure. These gains and losses are detailed by asset type in the table below:

                                                              1997     1996
                                                              -----    -----
                                                              (IN MILLIONS)
UNREALIZED CAPITAL GAINS (LOSSES)
------------------------------------------------------------
Bonds and redeemable preferred stock........................  $11.9    $17.7
Common stock................................................   (4.2)    21.0
Mortgage loans..............................................    (.6)    (8.4)
Real estate.................................................     .5     (2.6)
Subsidiary companies........................................   33.7      7.6
Other investments...........................................    2.7     (1.1)
                                                              -----    -----
          Total net unrealized capital gains................  $44.0    $34.2
                                                              =====    =====

9.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of mortgage loans, unaffiliated equity securities, cash, short-term investments, separate account assets and liabilities, investment-type contracts and short-term notes payable approximate their carrying amounts. The carrying values of bonds and redeemable preferred stocks were $4,708.8 million and $4,330.7 million at December 31, 1997 and 1996, respectively. The estimated fair values of bonds and redeemable preferred stocks were $4,873.7 million and $4,401.2 million at December 31, 1997 and 1996, respectively.

     The calculations of estimated fair values involve considerable judgment. Accordingly, these estimates of fair value are not necessarily indicative of the values that could be negotiated in an actual sale.

     The methods and assumptions utilized in estimating these fair values of financial instruments are summarized as follows:

  Bonds and redeemable preferred stocks (See Note 4)

     The estimated fair values of bonds and redeemable preferred stocks are based upon quoted market prices, where available. The fair values of bonds and redeemable preferred stocks not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

  Mortgage loans

     The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgage loans in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

9.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED):
  Separate account assets and liabilities

     The estimated fair value of assets held in separate accounts is based principally on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, net of surrender charges.

  Investment-type contracts

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued, where appropriate.

10.  OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     In 1992, the Company entered into an agreement with a bank to lend securities to approved borrowers. There were $35.0 million of loaned securities as of December 31, 1997. There were no loaned securities at December 31, 1996. The minimum collateral on securities loaned is 102 percent of the market value of loaned securities. Such securities are marked to market on a daily basis, adjusting required collateral values accordingly.

  Concentration of Credit Risk:

     At December 31, 1997 and 1996, the Company had no single investment or series of investments with a single issuer (excluding U.S. Government Agency securities) exceeding 2.1 percent and 3.9 percent, respectively, of total cash and invested assets.

     The bond portfolio is diversified by industry type. The industries that comprise 10 percent or more of the carrying value of the bond portfolio at December 31, 1997 are: Other Manufacturing of $671.6 million (14.2 percent), Public Utilities of $596.5 million (12.7 percent), Consumer Goods and Services of $477.4 million (10.2 percent), and Government and Agencies of $468.6 million (10.0 percent). At December 31, 1996, the industries comprising 10 percent or more of the bond portfolio carrying value were: Financial Services of $640.2 million (14.8 percent), Government and Agencies of $527.5 million (12.2 percent), Other Manufacturing of $524.0 million (12.1 percent), Public Utilities of $501.5 million (11.6 percent), and Consumer Goods and Services of $436.3 million (10.1 percent).

     Below investment grade bonds are defined as those securities rated in categories 3 through 6 by the NAIC, which are approximately equivalent to bonds rated below BBB by rating agencies. These bonds consist mostly of privately issued bonds, which are monitored by the Company through extensive internal analysis of the financial condition of the borrowers, and which include protective debt covenants. The Company held below investment grade bonds of $218.4 million and $290.2 million at December 31, 1997 and 1996, respectively. Of these bonds, $175.1 million and $239.6 million, respectively, were in category 3, which is considered to be medium quality by the NAIC.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

10.  OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK (CONTINUED):
     The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 1997 and 1996 are as follows:

                                                 1997                1996
                                           ----------------    ----------------
                                              $         %         $         %
                                              -         -         -         -
                                                     ($ IN MILLIONS)
GEOGRAPHIC REGION
-----------------------------------------
Southeast................................    704.9     25.2      794.2     24.7
Northeast................................    611.5     21.9      598.3     18.6
Mountain.................................    517.6     18.5      538.6     16.8
West.....................................    379.1     13.6      583.3     18.2
Southwest................................    291.8     10.4      339.6     10.6
Midwest..................................    291.1     10.4      356.3     11.1
                                           -------    -----    -------    -----
          Total..........................  2,796.0    100.0    3,210.3    100.0
                                           =======    =====    =======    =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 1997 are: New York, $350.0 million (12.5 percent); California, $284.4 million (10.2 percent); Arizona, $272.0 million (9.7 percent); Texas, $235.6 million (8.4 percent); Florida, $202.9 million (7.3 percent); Illinois, $164.0 million (5.9 percent); Georgia, $162.4 million (5.8 percent); and Colorado, $141.7 million (5.1 percent).

     Approximately 53 percent of the Company's real estate and mortgage portfolios are invested in office building properties. As of December 31, 1997 and 1996, the real estate and mortgage loan portfolio was also diversified as follows:

                                                 1997                1996
                                           ----------------    ----------------
                                              $         %         $         %
                                              -         -         -         -
                                                     ($ IN MILLIONS)
TYPE
-----------------------------------------
Office buildings.........................  1,484.2     53.1    1,704.8     53.1
Agricultural.............................    421.0     15.1      413.5     12.9
Retail...................................    361.3     12.9      415.4     13.0
Hotel....................................    249.9      8.9      270.0      8.4
Industrial...............................    106.3      3.8      177.0      5.5
Other....................................    103.8      3.7      132.6      4.1
Apartment buildings......................     69.5      2.5       97.0      3.0
                                           -------    -----    -------    -----
          Total..........................  2,796.0    100.0    3,210.3    100.0
                                           =======    =====    =======    =====

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

11.  RESERVES:

     The withdrawal characteristics of the Company's annuity actuarial reserves and deposit liabilities as of December 31, 1997 were as follows:

                                                                ($ IN MILLIONS)
Not subject to discretionary withdrawal provision...........       $  866.7
Subject to discretionary withdrawal -- with adjustment:
     -  with market value adjustment........................          256.7
     -  at book value less surrender charges 5 percent or
       more.................................................           34.1
     -  at market value.....................................        1,355.2
                                                                   --------
               Subtotal.....................................        1,646.0
Subject to discretionary withdrawal -- without adjustment:
     -  at book value (minimal or no charge or
       adjustment)..........................................          815.1
                                                                   --------
               Total annuity actuarial reserves and deposit
                 liabilities (gross)........................        3,327.8
          Less: Reinsurance.................................          145.7
                                                                   --------
               Total annuity actuarial reserves and deposit
                 liabilities (net)..........................       $3,182.1
                                                                   ========

     The amounts shown above are included in the Company's statement of admitted assets, liabilities and surplus as life insurance and annuity reserves ($1.4 billion) and separate account liabilities ($1.8 billion).

12.  REINSURANCE:

     Life insurance business is ceded on a yearly renewable term basis under various reinsurance contracts. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

     The total amount of reinsured life insurance in force on this basis was $6.8 billion and $7.0 billion at December 31, 1997 and 1996, respectively. Premiums ceded under these contracts were $36.0 million and $35.1 million; benefit payments recovered were approximately $25.0 million and $31.5 million; policy reserve credits recorded were $30.6 million and $30.9 million; and recoverable amounts on paid and unpaid losses were $5.9 million and $10.5 million in 1997 and 1996, respectively.

     The Company reinsured certain whole life and endowment contracts issued through 1974 under an agreement which combines the modified coinsurance and the coinsurance bases. Reserves subject to this agreement were $919 million in 1997 and $936 million in 1996, for which the Company recorded policy reserve credits of $44.0 million in 1997 and 1996. Premiums ceded under this contract were $17.8 million in 1997 and $22.3 million in 1996. The reinsurer is required to reimburse the Company for its share of dividends paid on participating policies under a formula based on the relationship between actual dividends and the Company's general account earnings rate, which will in most instances result in a payment equal to the reinsurer's percentage share of the Company's actual dividends. The Company holds the entire dividend liability as a modified coinsurance liability. In view of the fact that these reimbursements will not in all instances equal the reinsurer's share of the Company's actual dividends, the Company considers all dividend reimbursements as miscellaneous income.

     The Company also reinsured certain other whole life and endowment contracts issued through 1974 under an agreement which combines the modified coinsurance and the coinsurance bases. Reserves subject to this agreement were $750 million in 1997 and $764 million in 1996, for which the Company recorded policy reserve credits of $34.2 million in 1997 and 1996. Premiums ceded under this contract were $16.2 million in

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

12.  REINSURANCE (CONTINUED):
1997 and $19.9 million in 1996. The reinsurer is required to reimburse the Company for its share of dividends paid on participating policies under a formula based on the relationship between actual dividends and the Company's general account earnings rate, which will in most instances result in a payment equal to the reinsurer's percentage share of the Company's actual dividends. The reinsurer coinsures $16 million of the Company's dividend liability with the balance of the dividend liability subject to a modified coinsurance arrangement. In view of the fact that these reimbursements will not in all instances equal the reinsurer's share of the Company's actual dividends, the Company records dividend reimbursements for which it has a coinsurance credit as dividends received with the remainder accounted for as miscellaneous income.

     The Company has coinsured a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities. The total ceded reserves and claims liabilities under these agreements were $42.3 million and $44.6 million at December 31, 1997 and 1996, respectively.

     During 1994, the Company entered into an agreement to reinsure approximately 50% of its block of paid-up life insurance policies. The Company transferred assets equal to the total liabilities ceded into a segregated portfolio within its general account to secure benefit payments from the reinsurer and established a funds held liability to the reinsurer for a corresponding amount. Reserves ceded under this agreement were $90.6 million and $96.9 million at December 31, 1997 and 1996, respectively.

     Prior to December 31, 1997, the Company had reinsured approximately 60 percent of its net retained individual disability ("DI") business under an agreement that was novated on December 31, 1997. Ceded premiums under this agreement were $43.6 million and $44.3 million during 1997 and 1996, respectively. The ceded reserves and claims liabilities were $219.4 million prior to novation on December 31, 1997, and $201.8 million at December 31, 1996.

     As of December 31, 1997, the in force block of DI policies has been 100 percent reinsured. Under the terms of this agreement, the reinsurer assumed the treaty liabilities of the novated agreement discussed in the preceding paragraph and additional liabilities of $153.4 million as of December 31, 1997; therefore, total ceded reserves, claim and dividend liabilities at December 31, 1997 were $372.8. The Company's statutory surplus increased by $21.2 million, net of tax, as a result of this agreement and the novation discussed in the preceding paragraph.

     The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

13.  GROUP PENSION BUSINESS:

     On December 31, 1993, the Company entered into an agreement with AEGON USA, Inc. ("AEGON") under which the Company agreed to sell substantially all of its group pension business, including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA Life"). The sale (the "Group Pension Transaction") was accomplished through the transfer of $6.3 billion in group pension assets and liabilities, including $2.7 billion of general account assets and $3.6 billion of separate account assets. AUSA Life also acquired the corporate infrastructure supporting the group pension business, including personnel, data processing systems, facilities and regional offices. In connection with the transaction, the Company and AEGON have entered into certain service agreements. These agreements, among other things, provide that the Company will continue to manage the transferred assets, and that AUSA Life will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

13.  GROUP PENSION BUSINESS (CONTINUED):
     Effective with the agreement, AUSA Life reinsured, on an indemnity reinsurance basis, the contract liabilities funded by such general account assets. AUSA Life agreed to reinsure such general and separate account liabilities on an assumption reinsurance basis upon the consent of general account contractholders to assumption of their contracts. Substantially all of the contractholders elected assumption reinsurance.

     In connection with the Group Pension Transaction, on December 31, 1993, the Company made a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A notes and $50 million face amount of Series B notes ("the Notes"). The Series A notes pay interest at 6.44 percent per annum and the Series B notes pay interest at 6.24 percent per annum. Both the Series A and Series B notes mature on December 31, 2002.

     In addition to interest payments on the Notes, the Company has the right to receive certain payments based on the profits of the transferred business in force on the transaction date, a future payment tied to the determination of the value of the transferred business at the maturity date of the Notes, and a potential payment based on new business growth. Net operating losses, if any, on the transferred business for any year are carried forward to reduce profit payments in subsequent years. Any deficit remaining at the end of the nine-year term of the Notes may only be applied to reduce the final value of the business transferred and the principal amount of any outstanding Series A notes. For the years ended December 31, 1997 and 1996, the Company earned $51.5 million and $65.9 million, respectively, based upon the profits of the transferred group pension business and reflected these amounts in Commission and Expense Allowance on Reinsurance Ceded on the Company's statements of operations.

     From 1994 through 1996, the Company reinvested an aggregate of $169 million of the aforementioned profits and interest in additional Series A notes (the "Additional Notes") with a face amount equal to the amount reinvested. The interest on the Additional Notes was 1 percent above the two-year U.S. Treasury rate in effect at the time of their issuance. AUSA Life redeemed all of the Additional Notes at face value during 1997.

     The Company held $150 million face amount of Series A notes and $50 million face amount of Series B notes at December 31, 1997.

14.  NOTES PAYABLE:

     During 1997, the Company retired a remaining outstanding liability for borrowed money related to a floating rate note issued by a trust which qualified as a REMIC (Real Estate Mortgage Investment Conduit) under Section 860 of the Internal Revenue Code. The remaining floating rate note issued by the trust matured on September 25, 1997. The interest rate on the note issued by the trust ranged from 5.69 percent to 6.00 percent during 1997 and 5.56 percent to 6.07 percent in 1996. Interest expense incurred was $0.8 million in 1997 and $3.3 million in 1996. Mortgage assets of the Company were previously pledged as collateral for the trust. The Company had accounted for the trust which qualified as a REMIC by consolidating the trust's mortgages and debt.

15.  SURPLUS NOTES:

     In 1994, the Company completed the sale of $125 million 30-year surplus notes ("the Surplus Notes") which generated net proceeds of $70 million after a discount of 42.146 percent from the principal amount payable at maturity and issuance expenses of approximately $2.3 million. The $70 million of net proceeds has increased the Company's surplus by a corresponding amount.The Company has made no charge against its surplus for the accretion of discount on the Surplus Notes as prescribed by the Insurance Department of the State of New York. Interest on the Surplus Notes is scheduled to be paid on February 15 and August 15 of

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

15.  SURPLUS NOTES (CONTINUED):
each year, commencing February 15, 2000, at a rate of 11.25 percent per annum. Each accrual and payment of interest on the Surplus Notes may only be made with the prior approval of the New York State Superintendent of Insurance.

     As discussed in Note 2, under the terms of the Investment Agreement, the Investors purchased the MONY Notes from the Company with an aggregate principal amount of $115 million. The MONY Notes generated net proceeds of $111.4 million after issuance expenses of $3.6 million. The MONY Notes bear interest at the stated rate of 9.5 percent per annum and mature on December 30, 2012. Interest on the MONY Notes is payable semi-annually and principal is payable at maturity. Each accrual and payment of interest on the MONY Notes may only be made with the prior approval of the New York State Superintendent of Insurance.

16.  FEDERAL INCOME TAXES:

     The Company files a consolidated federal income tax return with its life and non-life subsidiaries. The allocation of federal income taxes is based upon separate return calculations with current credit for losses and other federal income tax credits provided to the life insurance members of the affiliated group. Intercompany tax balances are settled annually in the fourth quarter.

     The Company's federal income tax returns for years through 1991 have been examined with no proposed material adjustments. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

     Pre-tax operating gains and pre-tax operating losses, as reported in the accompanying statements of operations, differ from the taxable income reported for tax purposes. Significant differences include the deferral and amortization of policy acquisition costs for tax purposes, the difference between statutory and tax reserves, the taxable portion of the Company's surplus (as applicable to mutual life insurers), depreciation expense and related recapture, capital gains deferred to the IMR, and equity in partnerships and joint ventures.

17.  PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS:

  Employee and Field Underwriter Retirement Plans

     The Company has a qualified pension plan covering substantially all of its salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security and (b) effective January 1, 1994, defined contribution accruals based on a Company matching contribution equal to 100 percent of the Company employee's elective deferrals under the incentive savings plan for employees up to 3 percent of the employee's eligible compensation and an additional 2 percent of eligible compensation for each active participant. The Company's funding and accounting policies are to contribute annually the maximum amount that can be deducted for federal income taxes and to charge expenses in the year in which the contributions are made. No contributions were made in the current year or prior year because the plan was subject to the full funding limitation under Section 412 of the Internal Revenue Code. At December 31, 1996, the most recent actuarial valuation date, the plan's accumulated benefit obligation, determined in accordance with Statements of Financial Accounting Standards and based on an assumed settlement rate of 7.50 percent, was $276.2 million including vested benefits of $274.4 million. The fair value of Plan assets as of December 31, 1996 was $393.4 million.

     The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5 percent of earnings plus an additional 2 percent of such earnings in

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

17.  PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (CONTINUED):
excess of the social security wage base are made each year. In addition, after-tax voluntary field underwriter contributions of up to 10 percent of earnings are allowed. At December 31, 1996, the latest actuarial valuation date, the fair value of plan assets was $191.1 million. For the years ended December 31, 1997 and 1996, the Company contributed $3.3 million and $3.7 million to the plan, respectively.

     The Company sponsors a non-qualified defined benefit pension plan, which provides benefits in excess of Internal Revenue Service limits to certain employees. The benefits are based on years of service and the employee's final average annual compensation. Pension benefits are paid from the Company's general account. The amounts accrued by the Company for this plan, based on an assumed 7.50 percent average interest rate for 1997 and 7.42 percent weighted average interest rate for 1996 were $38.2 million and $36.9 million in 1997 and 1996, respectively. The Company also maintains various non-qualified excess defined contribution plans for field underwriters and key employees. The amounts accrued for these various plans were $80.2 million and $67.5 million in 1997 and 1996, respectively.

  Deferred Compensation Plans

     The Company has incentive savings plans in which substantially all employees and career field underwriters are eligible to participate. The Company matches field underwriter contributions up to 2 percent of eligible compensation, as defined, and may also make an additional profit sharing contribution for non-officer employees. The Company made employer contributions of $2.4 million and $2.5 million to these plans in 1997 and 1996, respectively. In addition, the Company has two compensation plans for key employees that allow deferral of current compensation, as allowed by New York Insurance Law.

  Postretirement Benefits Other than Pensions

     The Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees and field underwriters. The Company accrues the estimated employee cost of retiree benefit payments for current retirees and fully vested employees and field underwriters by estimating the actuarial present value of benefits expected to be paid after retirement.

     At December 31, 1997 and 1996, the unamortized portion of the postretirement benefit transition obligation established at December 31, 1992, was approximately $54.0 million and $57.6 million, respectively. The Company amortizes this transition obligation over a period of twenty years. The amount of transition obligation amortized approximated $3.6 million during 1997 and 1996. The total cost to provide life insurance and health benefits for fully vested and retired employees and field underwriters, including the expense described above, was $11.2 million in 1997 and $10.6 million in 1996.

     At December 31, 1997, the unfunded postretirement benefit obligation for retirees and fully vested employees was $91.8 million, with $25.9 million included in Other Liabilities. At December 31, 1996, the unfunded postretirement benefit obligation for retirees and fully vested employees was $76.3 million, with $21.4 million included in Other Liabilities. The discount rate used in determining the accumulated postretirement benefit obligation was 6.75 percent and 7.50 percent in 1997 and 1996, respectively, and the health care cost trend rate was 11.0 percent graded to 6.0 percent by 2010 for 1997 and 1996.

     The health care cost trend rate assumption has an effect on the amounts reported. To illustrate, an increase in the assumed health care cost trend rates of one percentage point in each year would increase the estimated postretirement benefit obligation as of December 31, 1997 by $0.8 million and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1997 by $0.1 million.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

18.  COMMITMENTS AND CONTINGENCIES:

  Commitments:

     The Company maintains lines of credit with domestic banks totaling $100 million. The Company intends to renew the line of credit on June 30, 1998, the next scheduled renewal date. The Company has not borrowed against its credit lines since 1982.

     At December 31, 1997 the Company had commitments to issue $29.1 million of fixed rate farm loans with interest rates ranging from 7.45 percent to 8.0 percent and terms based on rate reset dates of 1 to 10 years. The Company also committed to $36.4 million of commercial loan investments with interest rates ranging from 7.23 percent to 8.17 percent and terms of 5 to 15 years. There were $41.0 million outstanding bond commitments as of December 31, 1997.

  Contingencies:

     The Company has guaranteed to certain states that the surplus of MONY America will be maintained at amounts at least equal to the minimum surplus required for admission to those states.

     At December 31, 1997, the Company has guaranteed $34 million related to real estate held by unrelated investors.

     In late 1995 and during 1996, a number of purported class actions were commenced in various state and federal courts against the Company and MONY America ("the Companies") alleging that the Companies engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies during the period 1980 to the present. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e. breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). The Companies have answered the complaints in each action (except for one being voluntarily held in abeyance), have denied any wrongdoing, and have asserted numerous affirmative defenses.

     On June 7, 1996, the New York State Supreme Court certified the Goshen case, being the first of the aforementioned class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination, had an ownership interest in a whole or universal life insurance policy issued by the Companies and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Companies filed a motion to dismiss or, alternatively, motion for summary judgment on all counts of the complaint.

     The Massachusetts District Court in the Multidistrict Litigation has entered an order recognizing the Goshen case as the lead case and essentially holding all of the federal cases in abeyance pending the action of the Goshen case. Consequently, all other putative class actions have been either consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts, or are being voluntarily held in abeyance pending the outcome of the Goshen case.

     On October 21, 1997, the New York State Supreme Court granted the Companies' motion for summary judgment and dismissed all claims filed in the Goshen case against the Companies. The order by the New York State Supreme Court has been appealed to the Appellate Division by plaintiffs and all actions before the United States District Court for the District of Massachusetts are still pending.

     In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings in connection with its businesses. The claimants in certain of these actions and proceedings seek damages of unspecified amounts. During 1996, litigation settlements of $12.6 million related to prior years' events were charged directly to surplus.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

18.  COMMITMENTS AND CONTINGENCIES (CONTINUED):
     While the outcome of such matters cannot be predicted with certainty, in the opinion of management, any additional liability beyond that recorded in the financial statements at December 31, 1997, resulting from the resolution of these matters will not have a material adverse effect on the Company's statutory surplus or results of operations.

     In 1994, the Company reached an agreement for the transfer of the management of its information systems operations to Computer Sciences Corporation ("CSC"). Under the terms of this agreement, CSC agreed to operate, manage and enhance the Company's information systems operations. In 1997, the Company and CSC mutually agreed to terminate all agreements between them. In connection with the termination, the Company paid $21.2 million to CSC.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the Company's statutory surplus or results of operations.

19.  LEASES:

     The Company has entered into various operating and capital lease agreements for office space and furniture and equipment, including a 17-year capital with the NY IDA (See Note 6). The Company's leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these leases amounted to $22.4 million in 1997 and $21.8 million in 1996.

     The future minimum rental obligations under these leases at December 31, 1997 are as follows:

                                                              (IN MILLIONS)
                                                              -------------
1998........................................................     $ 17.5
1999........................................................       17.7
2000........................................................       17.6
2001........................................................       16.9
2002........................................................       17.5
Later years.................................................      152.8
                                                                 ------
          Total.............................................     $240.0
                                                                 ======

20.  YEAR 2000:

     The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major systems failure or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 problem will not have a material impact on the operations of the Company. The Company estimates the total cost to resolve its Year 2000 problem to be approximately $18 million.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                            ($ AMOUNTS IN THOUSANDS)

     The following is a summary of certain financial data from the Company's Annual Statement included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by the Company's actuaries in the determination of reserves:

INVESTMENT INCOME EARNED:
    U.S. Government bonds...................................        12,367
    Other bonds (unaffiliated)..............................       327,504
    Bonds of affiliates.....................................           125
    Preferred stocks (unaffiliated).........................           115
    Preferred stocks of affiliates..........................             0
    Common stocks (unaffiliated)............................        52,707
    Common stocks of affiliates.............................         6,915
    Mortgage loans..........................................       127,293
    Real estate.............................................       170,576
    Premium notes, policy loans and liens...................        78,690
    Collateral loans........................................             0
    Cash on hand and on deposit.............................           422
    Short-term investments..................................        12,033
    Other invested assets...................................        24,796
    Derivative instruments..................................           581
    Aggregate write-ins for investment income...............         5,594
                                                                ----------
        Gross investment income.............................       819,718
                                                                ==========
REAL ESTATE OWNED -- BOOK VALUE LESS ENCUMBRANCES...........     1,011,584
MORTGAGE LOANS -- BOOK VALUE:
    Farm mortgages..........................................       418,694
    Residential mortgages...................................         2,551
    Commercial mortgages....................................     1,016,216
                                                                ----------
        Total mortgage loans................................     1,437,461
                                                                ==========
MORTGAGE LOANS BY STANDING -- BOOK VALUE:
    Good standing...........................................     1,174,737
    Good standing with restructured terms...................       250,013
    Interest overdue more than three months, not in
     foreclosure............................................         1,006
    Foreclosure in process..................................        11,705
                                                                ----------
        Total mortgage loans................................     1,437,461
                                                                ==========
OTHER LONG TERM ASSETS -- STATEMENT VALUE...................     1,553,283
COLLATERAL LOANS............................................             0
BONDS & STOCKS OF PARENTS, SUBSIDIARIES AND
  AFFILIATES -- BOOK VALUE:
    Bonds...................................................             0
    Preferred Stocks........................................             0
    Common Stocks...........................................       278,836
BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND MATURITY:
------------------------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS BY MATURITY -- STATEMENT
  VALUE:
    Due within one year or less.............................       324,848
    Over 1 year through 5 years.............................     1,468,662
    Over 5 years through 10 years...........................     2,191,029
    Over 10 years through 20 years..........................       671,627
    Over 20 years...........................................       223,051
                                                                ----------
        Total by Maturity...................................     4,879,217
                                                                ==========

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                            ($ AMOUNTS IN THOUSANDS)

BONDS AND SHORT-TERM INVESTMENTS BY CLASS -- STATEMENT
  VALUE:
    Class 1.................................................     2,952,209
    Class 2.................................................     1,708,576
    Class 3.................................................       175,131
    Class 4.................................................        26,759
    Class 5.................................................         6,429
    Class 6.................................................        10,113
                                                                ----------
        Total by Class......................................     4,879,217
                                                                ==========
TOTAL BONDS AND SHORT-TERM INVESTMENTS -- PUBLICLY TRADED...     2,672,585
TOTAL BONDS AND SHORT-TERM INVESTMENTS -- PRIVATELY
  TRADED....................................................     2,206,632
PREFERRED STOCKS -- STATEMENT VALUE.........................         7,931
COMMON STOCKS -- MARKET VALUE...............................       548,803
SHORT-TERM INVESTMENTS -- BOOK VALUE........................       178,308
FINANCIAL OPTIONS OWNED -- STATEMENT VALUE..................             0
FINANCIAL OPTIONS WRITTEN AND IN FORCE -- STATEMENT VALUE...             0
FINANCIAL FUTURES CONTRACTS OPEN -- CURRENT PRICE...........             0
CASH ON HAND AND ON DEPOSIT.................................        33,303
LIFE INSURANCE IN FORCE:
    Industrial..............................................             0
    Ordinary................................................    65,622,510
    Credit Life.............................................             0
    Group Life..............................................     7,080,781
AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER ORDINARY
  POLICIES..................................................     3,689,538
LIFE INSURANCE POLICIES WITH DISABILITY PROVISIONS IN FORCE:
    Industrial..............................................             0
    Ordinary................................................    35,416,525
    Credit Life.............................................             0
    Group Life..............................................       154,521
SUPPLEMENTARY CONTRACTS IN FORCE:
    Ordinary -- Not Involving Life Contingencies
        Amount on Deposit...................................       174,770
        Income Payable......................................         2,338
    Ordinary -- Involving Life Contingencies
        Income Payable......................................         6,092
    Group -- Not Involving Life Contingencies
        Amount on Deposit...................................         2,695
        Income Payable......................................           526
    Group -- Involving Life Contingencies
        Income Payable......................................             7
ANNUITIES:
    Ordinary
------------------------------------------------------------
        Immediate -- Amount of Income Payable...............         7,423
        Deferred -- Fully Paid -- Account Balance...........        17,342
        Deferred -- Not Fully Paid -- Account Balance.......         8,778
    Group
------------------------------------------------------------
        Amount of Income Payable............................        27,688
        Fully Paid -- Account Balance.......................        31,992
        Not Fully Paid -- Account Balance...................             0

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                            ($ AMOUNTS IN THOUSANDS)

ACCIDENT AND HEALTH INSURANCE -- PREMIUMS IN FORCE:
    Ordinary................................................        79,423
    Group...................................................         3,268
    Credit..................................................             0
DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
    Deposit Funds -- Account Balance........................       563,047
    Dividend Accumulations -- Account Balance...............       296,751
CLAIM PAYMENTS 1997:
    Group Accident and Health -- Year Ended December 31,
     1997
        1997................................................         9,818
        1996................................................         3,439
        1995................................................           614
        1994................................................           157
        1993................................................           163
        Prior...............................................         1,444
    Other Accident and Health -- Year Ended December 31,
     1997
        1997................................................         1,922
        1996................................................         3,690
        1995................................................         3,333
        1994................................................         1,979
        1993................................................         2,587
        Prior...............................................         6,246
    Other coverages that use developmental methods to
     calculate claims reserves -- Year Ended December 31,
     1997
        1997................................................             0
        1996................................................             0
        1995................................................             0
        1994................................................             0
        1993................................................             0
        Prior...............................................             0

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX A

                          DEATH BENEFIT PERCENTAGE FOR
                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                        ATTAINED AGE                          APPLICABLE PERCENTAGE
                        ------------                          ---------------------
40 and Under................................................           150%
41..........................................................           143
42..........................................................           136
43..........................................................           129
44..........................................................           122
45..........................................................           115
46..........................................................           109
47..........................................................           103
48..........................................................            97
49..........................................................            91
50..........................................................            85
51..........................................................            78
52..........................................................            71
53..........................................................            64
54..........................................................            57
55..........................................................            50
56..........................................................            46
57..........................................................            42
58..........................................................            38
59..........................................................            34
60..........................................................            30
61..........................................................            28
62..........................................................            26
63..........................................................            24
64..........................................................            22
65..........................................................            20
66..........................................................            19
67..........................................................            18
68..........................................................            17
69..........................................................            16
70..........................................................            15
71..........................................................            13
72..........................................................            11
73..........................................................            09
74..........................................................            07
75-90.......................................................            05
91..........................................................            04
92..........................................................            03
93..........................................................            02
94..........................................................            01
95..........................................................            00

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX B

              ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND
                   SURRENDER VALUES, AND ACCUMULATED PREMIUMS

     The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Fund Values and Surrender Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest.

The Policies illustrated include the following:

                                    BENEFIT   SPECIFIED   SEE
 SEX    AGE          SMOKER         OPTION     AMOUNT     PAGE
 ---    ---          ------         -------   ---------   ----
Male    45    Preferred Non-smoker     1      $200,000    B- 4
Female  45    Preferred Non-smoker     1      $200,000    B-14
Male    45    Standard Smoker          1      $200,000    B-24
Male    45    Preferred Non-smoker     2      $200,000    B-34
Male    35    Preferred Non-smoker     1      $200,000    B-44
Male    55    Preferred Non-smoker     1      $200,000    B-54

     The tables show how death benefits, Fund Values and Surrender Values of a hypothetical Policy could vary over an extended period of time if the Subaccounts of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Fund Values and Surrender Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if unisex rates were used.

     The amounts shown for death benefits, Fund Values and Surrender Values sections reflect the fact the net investment return on the Policy is lower than the gross investment return on the Subaccounts of the Variable Account. This results from the charges levied against the Subaccounts of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Fund Charges. The difference between the Fund Value and the Surrender Value in the first 14 years is the Fund Charge.

     The tables illustrate cost of insurance and expense charges at both current rates (which are described under Cost Of Insurance, page 28.) and at the maximum rates guaranteed in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Funds as well as those assessed against the Subaccounts. These charges include the charge against the Subaccounts for mortality and expense risks and the effect on each Subaccount's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is .75% annually. The daily charge for mortality and expense risks has been designed to effectively decrease by 0.50% on an annualized basis in years 11 and later. This decrease is guaranteed and is accomplished by increasing the separate account subaccount fund value on each monthly anniversary after the 10th policy anniversary. The amount of this increase is determined by multiplying the separate account subaccount fund value by 0.04167%, which is equivalent to 0.5% on an annual basis.

     Since the Company is unable to predict how a particluar Policy owner will allocate net premiums and cash values among the available Subaccounts, the Company has assumed that the daily investment advisory fee and other expenses of the hypothetical portfolio was deducted at a rate equivalent to an annual rate of 0.75% of the aggregate average daily net assets of the Portfolio. Of course, the investment advisory fee and other expenses actually incurred will depend upon the Policy owner's choice of Subaccounts. Actual fees and other expenses vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each Portfolio for operating expenses which exceed certain limits. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

     The effect of these investment management, direct expenses and mortality and expense risk charges on a 0% gross rate of return would result in a net rate of return of -1.4916%, on 5% it would be 3.4711%, and on 10% it would be 8.4338%.

     The tables assume the deduction of charges including administrative and sales charges. For each age, there are tables for death benefit Options I and II and each option is illustrated using current and guaranteed policy cost factors. The tables reflect the fact that the Company does not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

     The Company will furnish, upon request, a comparable illustration based on the age and sex of the proposed Insured, standard Premium Class assumptions and an initial Specified Amount and Scheduled Premium Payments of the applicant's choice. If a Policy is purchased, an individualized illustration will be delivered reflecting the Scheduled Premium Payment chosen and the Insured's actual risk class. After issuance, the Company will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.

     The following is the page of supplemental footnotes to each of the flexible premium variable life to age 95 standard ledger statements which follow and which begin on pages B-4, B-6, B-10, B-14, B-16, B-20, B-24, B-26, B-30, B-34,
B-36, B-40, B-44, B-46, B-50, B-54, B-56 and B-58.

             STANDARD LEDGER STATEMENT--SUPPLEMENTAL FOOTNOTE PAGE
                               MONY EQUITYMASTER
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                               DECLARED PREMIUMS

     This Policy has been tested for the possibility of classification as a Modified Endowment. This test is not a guarantee that a policy will not be classified as a Modified Endowment.

     This illustration has been checked against Federal Tax Laws relating to the definition of life insurance and is in compliance based on proposed premium payments and coverages. Any decrease in specified amount and/or a change in death benefit Option II to death benefit Option I and/or surrenders occurring in the first 15 years may cause a taxable event. In addition, if the Policy is defined as a Modified Endowment Contract, a loan, surrender, or assignment or pledge (unless such assignment or pledge is defined and the maximum death benefit is not in excess of $25,000) may be considered a Taxable Distribution and a ten percent penalty may be added to any tax on the Distribution. Please consult your tax advisor for advice.

     Values shown on this illustration are based on a Policy owner tax bracket of 31%.

     Premiums are assumed to be paid at the beginning of the payment period. Policy values and ages are shown as of the end of the Policy year and reflect the effect of all loans and surrenders. The benefit payable at death, Fund Value and Value Upon Surrender will differ if premiums are paid in different amounts, frequencies, or not on the due date.

     The Policy's Value On Surrender is net of any applicable surrender charge.

     Premiums less the following deductions are added to the Fund Value. (1) A premium tax charge of .8% of gross premiums in all Policy years. (2) A sales charge on the gross premiums. The sales charges equal 4% in Policy years 1-10, 2% in Policy years 11-20, and 0% in Policy years 21 and later. (3) A DAC tax charge of 1.25% of gross premiums in all Policy years.

     Those columns assuming Guaranteed Charges use the current Monthly Mortality Charges, current Monthly Administrative Charges, current Charges for Mortality and Expense Risks, current Charges for Rider Benefits if any, and current Premium Sales Charge ("Current Charges") for the first year as well as the Assumed Hypothetical Gross Annual Investment Return indicated. Thereafter these columns use Guaranteed Monthly Mortality Charges, current Monthly Administrative Charges, Guaranteed Charges for Mortality and Expense Risks, Guaranteed Charges for Rider Benefits if any, current Maximum Premium Sales Charge, and the Assumed Hypothetical Gross Annual Investment Return indicated. Those columns assuming Current Charges are based upon "Current Charges" and the Assumed Hypothetical Gross Investment Return indicated.

     The Current Charges are declared by The Mutual Life Insurance Company of New York, are guaranteed for the first Policy year, and apply to policies issued as of the Preparation Date shown. After the first Policy year, Current Charges are not guaranteed, and may be changed at the discretion of The Mutual Life Insurance Company of New York.

     The difference between the Fund Value and the Value Upon Surrender is a Fund Charge. A Fund Charge will apply during the first fourteen years from issue or following a specified amount increase if the Policy is given up for its Value Upon Surrender or is terminated, or if the specified amount is reduced. Any applicable fund charge will be deducted from the Fund Value. Whenever there is a partial surrender, the surrender amount and the surrender charge ($25.00 or 2% of the amount surrendered, if less) could be deducted from the benefit payable at death and will be deducted from the Fund Value and the Value Upon Surrender.

     A Policy loan will have a permanent effect on benefits under this Policy. Loan interest at an annual rate of 5.4% will be charged in advance (equivalent to 5.75% in arrears). Amounts borrowed will be deposited in a loan account and earn interest at an annual rate of 5.0%. This rate is determined by subtracting a hold back margin for profit and expenses of .75% from the loan rate. After the tenth Policy anniversary the annual interest rate applicable to the loan account will be .5% higher based on a reduction in the hold back margin for profit and expenses of .5%. This reduction is guaranteed and will be credited only when interest in excess of the 5% guaranteed rate is being applied to amounts allocated to the Guaranteed Interest Account for policies of the same type which have not reached their tenth anniversary. Adverse tax consequences could occur if a Policy subject to loans is surrendered or permitted to lapse.

     Right to Return Policy -- This Policy may be returned to The Mutual Life Insurance Company of New York during the period that starts with the Policy's delivery and ends on the latest of: (a) 10 days after delivery of the Policy to the rightsholder; (b) 45 days after part 1 of the application is signed; (c) 10 days after we mail or deliver a notice of withdrawal right. The Policy may be returned by delivery or mail, along with a written notice to cancel, to our home office, a local office, or to the agent who sold it. We will then promptly refund any premiums paid.

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)              0.00% (-1.49% NET)              0.00% (-1.49% NET)
                                     -----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------   -----    --------
  1    46      3,088         0           351      2,154   200,000        351      2,154   200,000        351      2,154   200,000
  2    47      3,088         0         2,140      4,205   200,000      2,140      4,205   200,000      2,442      4,507   200,000
  3    48      3,088         0         3,025      6,186   200,000      3,025      6,186   200,000      3,577      6,738   200,000
  4    49      3,088         0         4,916      8,077   200,000      4,916      8,077   200,000      5,667      8,828   200,000
  5    50      3,088         0         6,718      9,880   200,000      6,718      9,880   200,000      7,664     10,826   200,000
  6    51      3,088         0         8,751     11,597   200,000      8,751     11,597   200,000      9,843     12,689   200,000
  7    52      3,088         0        10,678     13,208   200,000     10,678     13,208   200,000     11,959     14,488   200,000
  8    53      3,088         0        12,502     14,715   200,000     12,502     14,715   200,000     14,011     16,224   200,000
  9    54      3,088         0        14,202     16,099   200,000     14,202     16,099   200,000     16,023     17,920   200,000
 10    55      3,088         0        15,782     17,363   200,000     15,782     17,363   200,000     17,975     19,556   200,000

 11    56      3,088         0        17,381     18,646   200,000     17,381     18,646   200,000     19,953     21,218   200,000
 12    57      3,088         0        18,827     19,775   200,000     18,827     19,775   200,000     21,755     22,703   200,000
 13    58      3,088         0        20,121     20,754   200,000     20,121     20,754   200,000     23,467     24,100   200,000
 14    59      3,088         0        21,245     21,561   200,000     21,245     21,561   200,000     25,114     25,430   200,000
 15    60      3,088         0        22,179     22,179   200,000     22,179     22,179   200,000     26,715     26,715   200,000
 16    61      3,088         0        22,587     22,587   200,000     22,587     22,587   200,000     27,936     27,936   200,000
 17    62      3,088         0        22,763     22,763   200,000     22,763     22,763   200,000     29,012     29,012   200,000
 18    63      3,088         0        22,708     22,708   200,000     22,708     22,708   200,000     29,904     29,904   200,000
 19    64      3,088         0        22,336     22,336   200,000     22,336     22,336   200,000     30,675     30,675   200,000
 20    65      3,088         0        21,621     21,621   200,000     21,621     21,621   200,000     31,327     31,327   200,000

 21    66      3,088         0        20,579     20,579   200,000     20,579     20,579   200,000     31,881     31,881   200,000
 22    67      3,088         0        19,116     19,116   200,000     19,116     19,116   200,000     32,276     32,276   200,000
 23    68      3,088         0        17,176     17,176   200,000     17,176     17,176   200,000     32,474     32,474   200,000
 24    69      3,088         0        14,699     14,699   200,000     14,699     14,699   200,000     32,413     32,413   200,000
 25    70      3,088         0        11,639     11,639   200,000     11,639     11,639   200,000     32,033     32,033   200,000
 26    71      3,088         0         7,872      7,872   200,000      7,872      7,872   200,000     31,328     31,328   200,000
 27    72      3,088         0         3,146      3,146   200,000      3,146      3,146   200,000     30,213     30,213   200,000
 28    73      3,088         0             0          0         0          0          0         0     28,718     28,718   200,000
 29    74      3,088         0             0          0         0          0          0         0     26,706     26,706   200,000
 30    75      3,088         0             0          0         0          0          0         0     24,117     24,117   200,000

 31    76      3,088         0             0          0         0          0          0         0     20,943     20,943   200,000
 32    77      3,088         0             0          0         0          0          0         0     16,998     16,998   200,000
 33    78      3,088         0             0          0         0          0          0         0     12,120     12,120   200,000
 34    79      3,088         0             0          0         0          0          0         0      5,335      5,335   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 80.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                          CURRENT CHARGES
                                                    ----------------------------
                                                         0.00% (-1.49% NET)
                                                    ----------------------------
END                    UNSCHEDULED                    VALUE             BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND   PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----   --------
  1    46     3,088         0         0       0         351      2,154  200,000
  2    47     3,088         0         0       0       2,442      4,507  200,000
  3    48     3,088         0         0       0       3,577      6,738  200,000
  4    49     3,088         0         0       0       5,667      8,828  200,000
  5    50     3,088         0         0       0       7,664     10,826  200,000
  6    51     3,088         0         0       0       9,843     12,689  200,000
  7    52     3,088         0         0       0      11,959     14,488  200,000
  8    53     3,088         0         0       0      14,011     16,224  200,000
  9    54     3,088         0         0       0      16,023     17,920  200,000
 10    55     3,088         0         0       0      17,975     19,556  200,000

 11    56     3,088         0         0       0      19,953     21,218  200,000
 12    57     3,088         0         0       0      21,755     22,703  200,000
 13    58     3,088         0         0       0      23,467     24,100  200,000
 14    59     3,088         0         0       0      25,114     25,430  200,000
 15    60     3,088         0         0       0      26,715     26,715  200,000
 16    61     3,088         0         0       0      27,936     27,936  200,000
 17    62     3,088         0         0       0      29,012     29,012  200,000
 18    63     3,088         0         0       0      29,904     29,904  200,000
 19    64     3,088         0         0       0      30,675     30,675  200,000
 20    65     3,088         0         0       0      31,327     31,327  200,000

 21    66     3,088         0         0       0      31,881     31,881  200,000
 22    67     3,088         0         0       0      32,276     32,276  200,000
 23    68     3,088         0         0       0      32,474     32,474  200,000
 24    69     3,088         0         0       0      32,413     32,413  200,000
 25    70     3,088         0         0       0      32,033     32,033  200,000
 26    71     3,088         0         0       0      31,328     31,328  200,000
 27    72     3,088         0         0       0      30,213     30,213  200,000
 28    73     3,088         0         0       0      28,718     28,718  200,000
 29    74     3,088         0         0       0      26,706     26,706  200,000
 30    75     3,088         0         0       0      24,117     24,117  200,000

 31    76     3,088         0         0       0      20,943     20,943  200,000
 32    77     3,088         0         0       0      16,998     16,998  200,000
 33    78     3,088         0         0       0      12,120     12,120  200,000
 34    79     3,088         0         0       0       5,335      5,335  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 80.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                       GUARANTEED CHARGES                                CURRENT CHARGES
                                  -------------------------------------------------------------   ------------------------------
                                       0.00% (-1.49% NET)               6.00% (4.46% NET)               6.00% (4.46% NET)
                                  -----------------------------   -----------------------------   ------------------------------
              (1)        (2)         (3)                 (5)         (6)                 (8)         (9)                  (11)
END           NET        NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)     BENEFIT
 OF          ANNUAL    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND     PAYABLE
YEAR   AGE   OUTLAY   SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ------   ---------   ---------   -----    --------   ---------   -----    --------   ---------    -----    --------
  1    46    3,088        0           351      2,154   200,000        501      2,304   200,000         501      2,304   200,000
  2    47    3,088        0         2,140      4,205   200,000      2,573      4,639   200,000       2,885      4,950   200,000
  3    48    3,088        0         3,025      6,186   200,000      3,877      7,039   200,000       4,465      7,626   200,000
  4    49    3,088        0         4,916      8,077   200,000      6,324      9,485   200,000       7,150     10,312   200,000
  5    50    3,088        0         6,718      9,880   200,000      8,821     11,983   200,000       9,895     13,057   200,000
  6    51    3,088        0         8,751     11,597   200,000     11,689     14,535   200,000      12,976     15,821   200,000
  7    52    3,088        0        10,678     13,208   200,000     14,595     17,124   200,000      16,147     18,676   200,000
  8    53    3,088        0        12,502     14,715   200,000     17,542     19,755   200,000      19,414     21,628   200,000
  9    54    3,088        0        14,202     16,099   200,000     20,513     22,410   200,000      22,806     24,703   200,000
 10    55    3,088        0        15,782     17,363   200,000     23,513     25,094   200,000      26,308     27,889   200,000

 11    56    3,088        0        17,381     18,646   200,000     26,734     27,998   200,000      30,067     31,332   200,000
 12    57    3,088        0        18,827     19,775   200,000     29,977     30,925   200,000      33,855     34,804   200,000
 13    58    3,088        0        20,121     20,754   200,000     33,249     33,881   200,000      37,760     38,392   200,000
 14    59    3,088        0        21,245     21,561   200,000     36,537     36,853   200,000      41,812     42,128   200,000
 15    60    3,088        0        22,179     22,179   200,000     39,826     39,826   200,000      46,042     46,042   200,000
 16    61    3,088        0        22,587     22,587   200,000     42,790     42,790   200,000      50,126     50,126   200,000
 17    62    3,088        0        22,763     22,763   200,000     45,731     45,731   200,000      54,322     54,322   200,000
 18    63    3,088        0        22,708     22,708   200,000     48,655     48,655   200,000      58,608     58,608   200,000
 19    64    3,088        0        22,336     22,336   200,000     51,497     51,497   200,000      63,051     63,051   200,000
 20    65    3,088        0        21,621     21,621   200,000     54,242     54,242   200,000      67,667     67,667   200,000

 21    66    3,088        0        20,579     20,579   200,000     56,926     56,926   200,000      72,506     72,506   200,000
 22    67    3,088        0        19,116     19,116   200,000     59,473     59,473   200,000      77,527     77,527   200,000
 23    68    3,088        0        17,176     17,176   200,000     61,850     61,850   200,000      82,723     82,723   200,000
 24    69    3,088        0        14,699     14,699   200,000     64,023     64,023   200,000      88,074     88,074   200,000
 25    70    3,088        0        11,639     11,639   200,000     65,971     65,971   200,000      93,570     93,570   200,000
 26    71    3,088        0         7,872      7,872   200,000     67,620     67,620   200,000      99,241     99,241   200,000
 27    72    3,088        0         3,146      3,146   200,000     68,811     68,811   200,000     105,075    105,075   200,000
 28    73    3,088        0             0          0         0     69,592     69,592   200,000     111,134    111,134   200,000
 29    74    3,088        0             0          0         0     69,786     69,786   200,000     117,401    117,401   200,000
 30    75    3,088        0             0          0         0     69,220     69,220   200,000     123,910    123,910   200,000

 31    76    3,088        0             0          0         0     67,741     67,741   200,000     130,732    130,732   200,000
 32    77    3,088        0             0          0         0     65,174     65,174   200,000     137,879    137,879   200,000
 33    78    3,088        0             0          0         0     61,299     61,299   200,000     145,403    145,403   200,000
 34    79    3,088        0             0          0         0     55,837     55,837   200,000     153,165    153,165   200,000
 35    80    3,088        0             0          0         0     48,407     48,407   200,000     161,457    161,457   200,000
 36    81    3,088        0             0          0         0     38,458     38,458   200,000     170,446    170,446   200,000
 37    82    3,088        0             0          0         0     25,239     25,239   200,000     180,305    180,305   200,000
 38    83    3,088        0             0          0         0      7,623      7,623   200,000     191,389    191,389   200,958
 39    84    3,088        0             0          0         0          0          0         0     203,198    203,198   213,358
 40    85    3,088        0             0          0         0          0          0         0     215,450    215,450   226,223

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 84. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                         GUARANTEED CHARGES                               CURRENT CHARGES
                                     -----------------------------------------------------------   ------------------------------
                                          0.00% (-1.49% NET)             6.00% (4.46% NET)               6.00% (4.46% NET)
                                     ----------------------------   ----------------------------   ------------------------------
                (1)         (2)         (3)                (5)         (6)                (8)         (9)                  (11)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE      (7)    BENEFIT      VALUE      (10)     BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON       FUND    PAYABLE       ON        FUND     PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------   -----   --------   ---------    -----    --------
 41    86      3,088         0           0         0        0           0         0        0        228,154    228,154   239,562
 42    87      3,088         0           0         0        0           0         0        0        241,294    241,294   253,358
 43    88      3,088         0           0         0        0           0         0        0        254,876    254,876   267,620
 44    89      3,088         0           0         0        0           0         0        0        268,893    268,893   282,338
 45    90      3,088         0           0         0        0           0         0        0        283,336    283,336   297,502
 46    91      3,088         0           0         0        0           0         0        0        298,164    298,164   313,073
 47    92      3,088         0           0         0        0           0         0        0        313,861    313,861   326,416
 48    93      3,088         0           0         0        0           0         0        0        330,532    330,532   340,448
 49    94      3,088         0           0         0        0           0         0        0        348,435    348,435   355,403
 50    95      3,888         0           0         0        0           0         0        0        367,890    367,890   371,569

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 84. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the Contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                                                 ALLOCATION OF VALUES
FOR:                                              MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00    THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                  DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------

  1    46     3,088         0         0       0          501      2,304  200,000
  2    47     3,088         0         0       0        2,885      4,950  200,000
  3    48     3,088         0         0       0        4,465      7,626  200,000
  4    49     3,088         0         0       0        7,150     10,312  200,000
  5    50     3,088         0         0       0        9,895     13,057  200,000
  6    51     3,088         0         0       0       12,976     15,821  200,000
  7    52     3,088         0         0       0       16,147     18,676  200,000
  8    53     3,088         0         0       0       19,414     21,628  200,000
  9    54     3,088         0         0       0       22,806     24,703  200,000
 10    55     3,088         0         0       0       26,308     27,889  200,000

 11    56     3,088         0         0       0       30,067     31,332  200,000
 12    57     3,088         0         0       0       33,855     34,804  200,000
 13    58     3,088         0         0       0       37,760     38,392  200,000
 14    59     3,088         0         0       0       41,812     42,128  200,000
 15    60     3,088         0         0       0       46,042     46,042  200,000
 16    61     3,088         0         0       0       50,126     50,126  200,000
 17    62     3,088         0         0       0       54,322     54,322  200,000
 18    63     3,088         0         0       0       58,608     58,608  200,000
 19    64     3,088         0         0       0       63,051     63,051  200,000
 20    65     3,088         0         0       0       67,667     67,667  200,000

 21    66     3,088         0         0       0       72,506     72,506  200,000
 22    67     3,088         0         0       0       77,527     77,527  200,000
 23    68     3,088         0         0       0       82,723     82,723  200,000
 24    69     3,088         0         0       0       88,074     88,074  200,000
 25    70     3,088         0         0       0       93,570     93,570  200,000
 26    71     3,088         0         0       0       99,241     99,241  200,000
 27    72     3,088         0         0       0      105,075    105,075  200,000
 28    73     3,088         0         0       0      111,134    111,134  200,000
 29    74     3,088         0         0       0      117,401    117,401  200,000
 30    75     3,088         0         0       0      123,910    123,910  200,000

 31    76     3,088         0         0       0      130,732    130,732  200,000
 32    77     3,088         0         0       0      137,879    137,879  200,000
 33    78     3,088         0         0       0      145,403    145,403  200,000
 34    79     3,088         0         0       0      153,165    153,165  200,000
 35    80     3,088         0         0       0      161,457    161,457  200,000
 36    81     3,088         0         0       0      170,446    170,446  200,000
 37    82     3,088         0         0       0      180,305    180,305  200,000
 38    83     3,088         0         0       0      191,389    191,389  200,958
 39    84     3,088         0         0       0      203,198    203,198  213,358
 40    85     3,088         0         0       0      215,450    215,450  226,223

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 84. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
 41    86     3,088         0         0       0      228,154    228,154  239,562
 42    87     3,088         0         0       0      241,294    241,294  253,358
 43    88     3,088         0         0       0      254,876    254,876  267,620
 44    89     3,088         0         0       0      268,893    268,893  282,338
 45    90     3,088         0         0       0      283,336    283,336  297,502
 46    91     3,088         0         0       0      298,164    298,164  313,073
 47    92     3,088         0         0       0      313,861    313,861  326,416
 48    93     3,088         0         0       0      330,532    330,532  340,448
 49    94     3,088         0         0       0      348,435    348,435  355,403
 50    95     3,088         0         0       0      367,890    367,890  371,569

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 84. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results nay be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                              MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00    THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                  DECLARED PREMIUMS

                                                            GUARANTEED CHARGES
                                     -----------------------------------------------------------------
                                          0.00% (-1.49% NET)                12.00% (10.42% NET)
                                     -----------------------------   ---------------------------------
                (1)         (2)         (3)                 (5)         (6)                     (8)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE        (7)       BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON         FUND       PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------     -----     --------
  1    46      3,088         0           351      2,154   200,000         652        2,455     200,000
  2    47      3,088         0         2,140      4,205   200,000       3,026        5,091     200,000
  3    48      3,088         0         3,025      6,186   200,000       4,803        7,964     200,000
  4    49      3,088         0         4,916      8,077   200,000       7,916       11,077     200,000
  5    50      3,088         0         6,718      9,880   200,000      11,296       14,458     200,000
  6    51      3,088         0         8,751     11,597   200,000      15,293       18,139     200,000
  7    52      3,088         0        10,678     13,208   200,000      19,603       22,132     200,000
  8    53      3,088         0        12,502     14,715   200,000      24,264       26,477     200,000
  9    54      3,088         0        14,202     16,099   200,000      29,299       31,195     200,000
 10    55      3,088         0        15,782     17,363   200,000      34,754       36,334     200,000

 11    56      3,088         0        17,381     18,646   200,000      40,946       42,210     200,000
 12    57      3,088         0        18,827     19,775   200,000      47,697       48,645     200,000
 13    58      3,088         0        20,121     20,754   200,000      55,085       55,717     200,000
 14    59      3,088         0        21,245     21,561   200,000      63,182       63,498     200,000
 15    60      3,088         0        22,179     22,179   200,000      72,072       72,072     200,000
 16    61      3,088         0        22,587     22,587   200,000      81,542       81,542     200,000
 17    62      3,088         0        22,763     22,763   200,000      92,027       92,027     200,000
 18    63      3,088         0        22,708     22,708   200,000     103,684      103,684     200,000
 19    64      3,088         0        22,336     22,336   200,000     116,651      116,651     200,000
 20    65      3,088         0        21,621     21,621   200,000     131,134      131,134     200,000

 21    66      3,088         0        20,579     20,579   200,000     147,447      147,447     200,000
 22    67      3,088         0        19,116     19,116   200,000     165,834      165,834     200,000
 23    68      3,088         0        17,176     17,176   200,000     186,426      186,426     219,983
 24    69      3,088         0        14,699     14,699   200,000     209,129      209,129     244,681
 25    70      3,088         0        11,639     11,639   200,000     234,159      234,159     271,624
 26    71      3,088         0         7,872      7,872   200,000     261,745      261,745     301,007
 27    72      3,088         0         3,146      3,146   200,000     292,235      292,235     330,225
 28    73      3,088         0             0          0         0     326,016      326,016     361,878
 29    74      3,088         0             0          0         0     363,479      363,479     396,192
 30    75      3,088         0             0          0         0     405,101      405,101     433,458

 31    76      3,088         0             0          0         0     451,462      451,462     474,035
 32    77      3,088         0             0          0         0     502,588      502,588     527,718
 33    78      3,088         0             0          0         0     558,941      558,941     586,888
 34    79      3,088         0             0          0         0     621,019      621,019     652,070
 35    80      3,088         0             0          0         0     689,361      689,361     723,829
 36    81      3,088         0             0          0         0     764,534      764,534     802,761
 37    82      3,088         0             0          0         0     847,143      847,143     889,500
 38    83      3,088         0             0          0         0     937,802      937,802     984,692
 39    84      3,088         0             0          0         0    1,037,161   1,037,161   1,089,019
 40    85      3,088         0             0          0         0    1,145,904   1,145,904   1,203,199

               CURRENT CHARGES
      ---------------------------------
             12.00% (10.42% NET)
      ---------------------------------
         (9)                    (11)
END     VALUE       (10)       BENEFIT
 OF      ON         FUND       PAYABLE
YEAR  SURRENDER     VALUE     AT DEATH
----  ---------     -----     --------
  1        652        2,455     200,000
  2      3,347        5,412     200,000
  3      5,426        8,588     200,000
  4      8,822       11,983     200,000
  5     12,513       15,674     200,000
  6     16,804       19,649     200,000
  7     21,482       24,011     200,000
  8     26,592       28,805     200,000
  9     32,204       34,101     200,000
 10     38,354       39,935     200,000
 11     45,330       46,594     200,000
 12     52,926       53,875     200,000
 13     61,303       61,935     200,000
 14     70,577       70,893     200,000
 15     80,877       80,877     200,000
 16     91,999       91,999     200,000
 17    104,350      104,350     200,000
 18    118,078      118,078     200,000
 19    133,408      133,408     200,000
 20    150,559      150,559     200,000
 21    169,836      169,836     203,803
 22    191,260      191,260     227,600
 23    214,957      214,957     253,650
 24    241,157      241,157     282,153
 25    270,112      270,112     313,330
 26    302,119      302,119     347,437
 27    337,561      337,561     381,444
 28    376,857      376,857     418,312
 29    420,445      420,445     458,285
 30    468,849      468,849     501,669
 31    522,691      522,691     548,826
 32    582,229      582,229     611,340
 33    648,032      648,032     680,434
 34    720,574      720,574     756,603
 35    800,612      800,612     840,643
 36    888,884      888,884     933,328
 37    986,132      986,132   1,035,438
 38   1,093,524   1,093,524   1,148,201
 39   1,211,828   1,211,828   1,272,419
 40   1,341,981   1,341,981   1,409,080

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                            GUARANTEED CHARGES
                                     ----------------------------------------------------------------
                                          0.00% (-1.49% NET)               12.00% (10.42% NET)
                                     ----------------------------   ---------------------------------
                (1)         (2)         (3)                (5)         (6)                     (8)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE        (7)       BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON         FUND       PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------     -----     --------
 41    86      3,088         0           0         0        0       1,264,758   1,264,758   1,327,996
 42    87      3,088         0           0         0        0       1,394,497   1,394,497   1,464,222
 43    88      3,088         0           0         0        0       1,535,948   1,535,948   1,612,745
 44    89      3,088         0           0         0        0       1,689,976   1,689,976   1,774,474
 45    90      3,088         0           0         0        0       1,857,496   1,857,496   1,950,371
 46    91      3,088         0           0         0        0       2,039,413   2,039,413   2,141,384
 47    92      3,088         0           0         0        0       2,242,553   2,242,553   2,332,255
 48    93      3,088         0           0         0        0       2,470,540   2,470,540   2,544,656
 49    94      3,088         0           0         0        0       2,727,836   2,727,336   2,782,392
 50    95      3,088         0           0         0        0       3,020,010   3,020,010   3,050,210

               CURRENT CHARGES
      ---------------------------------
             12.00% (10.42% NET)
      ---------------------------------
         (9)                    (11)
END     VALUE       (10)       BENEFIT
 OF      ON         FUND       PAYABLE
YEAR  SURRENDER     VALUE     AT DEATH
----  ---------     -----     --------
 41   1,485,103   1,485,103   1,559,358
 42   1,642,245   1,642,245   1,724,357
 43   1,814,699   1,814,699   1,905,434
 44   2,003,755   2,003,755   2,103,942
 45   2,210,786   2,210,786   2,321,325
 46   2,437,043   2,437,043   2,558,895
 47   2,688,285   2,688,285   2,795,817
 48   2,967,872   2,967,872   3,056,908
 49   3,281,000   3,281,000   3,346,620
 50   3,634,229   3,634,229   3,670,571

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 3/5/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                    VALUE                 BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------

  1    46     3,088         0         0       0          652        2,455    200,000
  2    47     3,088         0         0       0        3,347        5,412    200,000
  3    48     3,088         0         0       0        5,426        8,588    200,000
  4    49     3,088         0         0       0        8,822       11,983    200,000
  5    50     3,088         0         0       0       12,513       15,674    200,000
  6    51     3,088         0         0       0       16,804       19,649    200,000
  7    52     3,088         0         0       0       21,482       24,011    200,000
  8    53     3,088         0         0       0       26,592       28,805    200,000
  9    54     3,088         0         0       0       32,204       34,101    200,000
 10    55     3,088         0         0       0       38,354       39,935    200,000

 11    56     3,088         0         0       0       45,330       46,594    200,000
 12    57     3,088         0         0       0       52,926       53,875    200,000
 13    58     3,088         0         0       0       61,303       61,935    200,000
 14    59     3,088         0         0       0       70,577       70,893    200,000
 15    60     3,088         0         0       0       80,877       80,877    200,000
 16    61     3,088         0         0       0       91,999       91,999    200,000
 17    62     3,088         0         0       0      104,350      104,350    200,000
 18    63     3,088         0         0       0      118,078      118,078    200,000
 19    64     3,088         0         0       0      133,408      133,408    200,000
 20    65     3,088         0         0       0      150,559      150,559    200,000

 21    66     3,088         0         0       0      169,836      169,836    203,803
 22    67     3,088         0         0       0      191,260      191,260    227,600
 23    68     3,088         0         0       0      214,957      214,957    253,650
 24    69     3,088         0         0       0      241,157      241,157    282,153
 25    70     3,088         0         0       0      270,112      270,112    313,330
 26    71     3,088         0         0       0      302,119      302,119    347,437
 27    72     3,088         0         0       0      337,561      337,561    381,444
 28    73     3,088         0         0       0      376,857      376,857    418,312
 29    74     3,088         0         0       0      420,445      420,445    458,285
 30    75     3,088         0         0       0      468,849      468,849    501,669

 31    76     3,088         0         0       0      522,691      522,691    548,826
 32    77     3,088         0         0       0      582,229      582,229    611,340
 33    78     3,088         0         0       0      648,032      648,032    680,434
 34    79     3,088         0         0       0      720,574      720,574    756,603
 35    80     3,088         0         0       0      800,612      800,612    840,643
 36    81     3,088         0         0       0      888,884      888,884    933,328
 37    82     3,088         0         0       0      986,132      986,132  1,035,438
 38    83     3,088         0         0       0     1,093,524   1,093,524  1,148,201
 39    84     3,088         0         0       0     1,211,828   1,211,828  1,272,419
 40    85     3,088         0         0       0     1,341,981   1,341,981  1,409,080

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                                          BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON      FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
 41    86     3,088         0         0       0     1,485,103   1,485,103  1,559,358
 42    87     3,088         0         0       0     1,642,245   1,642,245  1,724,357
 43    88     3,088         0         0       0     1,814,699   1,814,699  1,905,434
 44    89     3,088         0         0       0     2,003,755   2,003,755  2,103,942
 45    90     3,088         0         0       0     2,210,786   2,210,786  2,321,325
 46    91     3,088         0         0       0     2,437,043   2,437,043  2,558,895
 47    92     3,088         0         0       0     2,688,285   2,688,285  2,795,817
 48    93     3,088         0         0       0     2,967,872   2,967,872  3,056,908
 49    94     3,088         0         0       0     3,281,000   3,281,000  3,346,620
 50    95     3,088         0         0       0     3,634,229   3,634,229  3,670,571

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                                MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                                TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00      THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                    DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)              0.00% (-1.49% NET)              0.00% (-1.49% NET)
                                     -----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------   -----    --------
  1    46      2,578         0            58      1,728   200,000         58      1,728   200,000         58      1,728   200,000
  2    47      2,578         0         1,490      3,380   200,000      1,490      3,380   200,000      1,817      3,708   200,000
  3    48      2,578         0         2,185      4,990   200,000      2,185      4,990   200,000      2,810      5,614   200,000
  4    49      2,578         0         3,730      6,535   200,000      3,730      6,535   200,000      4,577      7,381   200,000
  5    50      2,578         0         5,189      7,994   200,000      5,189      7,994   200,000      6,254      9,058   200,000
  6    51      2,578         0         6,867      9,391   200,000      6,867      9,391   200,000      7,988     10,512   200,000
  7    52      2,578         0         8,463     10,706   200,000      8,463     10,706   200,000      9,661     11,905   200,000
  8    53      2,578         0         9,977     11,940   200,000      9,977     11,940   200,000     11,297     13,260   200,000
  9    54      2,578         0        11,413     13,096   200,000     11,413     13,096   200,000     12,896     14,579   200,000
 10    55      2,578         0        12,771     14,173   200,000     12,771     14,173   200,000     14,437     15,840   200,000

 11    56      2,578         0        14,161     15,283   200,000     14,161     15,283   200,000     15,996     17,118   200,000
 12    57      2,578         0        15,460     16,301   200,000     15,460     16,301   200,000     17,483     18,324   200,000
 13    58      2,578         0        16,668     17,229   200,000     16,668     17,229   200,000     18,922     19,483   200,000
 14    59      2,578         0        17,786     18,067   200,000     17,786     18,067   200,000     20,249     20,529   200,000
 15    60      2,578         0        18,817     18,817   200,000     18,817     18,817   200,000     21,551     21,551   200,000
 16    61      2,578         0        19,479     19,479   200,000     19,479     19,479   200,000     22,547     22,547   200,000
 17    62      2,578         0        20,011     20,011   200,000     20,011     20,011   200,000     23,520     23,520   200,000
 18    63      2,578         0        20,393     20,393   200,000     20,393     20,393   200,000     24,363     24,363   200,000
 19    64      2,578         0        20,605     20,605   200,000     20,605     20,605   200,000     25,183     25,183   200,000
 20    65      2,578         0        20,603     20,603   200,000     20,603     20,603   200,000     25,898     25,898   200,000

 21    66      2,578         0        20,396     20,396   200,000     20,396     20,396   200,000     26,518     26,518   200,000
 22    67      2,578         0        19,953     19,953   200,000     19,953     19,953   200,000     27,014     27,014   200,000
 23    68      2,578         0        19,249     19,249   200,000     19,249     19,249   200,000     27,366     27,366   200,000
 24    69      2,578         0        18,281     18,281   200,000     18,281     18,281   200,000     27,575     27,575   200,000
 25    70      2,578         0        17,023     17,023   200,000     17,023     17,023   200,000     27,681     27,681   200,000
 26    71      2,578         0        15,423     15,423   200,000     15,423     15,423   200,000     27,603     27,603   200,000
 27    72      2,578         0        13,384     13,384   200,000     13,384     13,384   200,000     27,339     27,339   200,000
 28    73      2,578         0        10,822     10,822   200,000     10,822     10,822   200,000     26,868     26,868   200,000
 29    74      2,578         0         7,579      7,579   200,000      7,579      7,579   200,000     26,126     26,126   200,000
 30    75      2,578         0         3,525      3,525   200,000      3,525      3,525   200,000     25,088     25,088   200,000

 31    76      2,578         0             0          0         0          0          0         0     23,642     23,642   200,000
 32    77      2,578         0             0          0         0          0          0         0     21,778     21,778   200,000
 33    78      2,578         0             0          0         0          0          0         0     19,417     19,417   200,000
 34    79      2,578         0             0          0         0          0          0         0     16,408     16,408   200,000
 35    80      2,578         0             0          0         0          0          0         0     12,718     12,718   200,000
 36    81      2,578         0             0          0         0          0          0         0      8,124      8,124   200,000
 37    82      2,578         0             0          0         0          0          0         0      2,586      2,586   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 83.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                                TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00      THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                    DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                         0.00% (-1.49% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
  1    46     2,578         0         0       0           58      1,728  200,000
  2    47     2,578         0         0       0        1,817      3,708  200,000
  3    48     2,578         0         0       0        2,810      5,614  200,000
  4    49     2,578         0         0       0        4,577      7,381  200,000
  5    50     2,578         0         0       0        6,254      9,058  200,000
  6    51     2,578         0         0       0        7,988     10,512  200,000
  7    52     2,578         0         0       0        9,661     11,905  200,000
  8    53     2,578         0         0       0       11,297     13,260  200,000
  9    54     2,578         0         0       0       12,896     14,579  200,000
 10    55     2,578         0         0       0       14,437     15,840  200,000

 11    56     2,578         0         0       0       15,996     17,118  200,000
 12    57     2,578         0         0       0       17,483     18,324  200,000
 13    58     2,578         0         0       0       18,922     19,483  200,000
 14    59     2,578         0         0       0       20,249     20,529  200,000
 15    60     2,578         0         0       0       21,551     21,551  200,000
 16    61     2,578         0         0       0       22,547     22,547  200,000
 17    62     2,578         0         0       0       23,520     23,520  200,000
 18    63     2,578         0         0       0       24,363     24,363  200,000
 19    64     2,578         0         0       0       25,183     25,183  200,000
 20    65     2,578         0         0       0       25,898     25,898  200,000

 21    66     2,578         0         0       0       26,518     26,518  200,000
 22    67     2,578         0         0       0       27,014     27,014  200,000
 23    68     2,578         0         0       0       27,366     27,366  200,000
 24    69     2,578         0         0       0       27,575     27,575  200,000
 25    70     2,578         0         0       0       27,681     27,681  200,000
 26    71     2,578         0         0       0       27,603     27,603  200,000
 27    72     2,578         0         0       0       27,339     27,339  200,000
 28    73     2,578         0         0       0       26,868     26,868  200,000
 29    74     2,578         0         0       0       26,126     26,126  200,000
 30    75     2,578         0         0       0       25,088     25,088  200,000

 31    76     2,578         0         0       0       23,642     23,642  200,000
 32    77     2,578         0         0       0       21,778     21,778  200,000
 33    78     2,578         0         0       0       19,417     19,417  200,000
 34    79     2,578         0         0       0       16,408     16,408  200,000
 35    80     2,578         0         0       0       12,718     12,718  200,000
 36    81     2,578         0         0       0        8,124      8,124  200,000
 37    82     2,578         0         0       0        2,586      2,586  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 83.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                         GUARANTEED CHARGES                               CURRENT CHARGES
                                     -----------------------------------------------------------   -----------------------------
                                         0.00% (- 1.49% NET)             6.00% (4.46% NET)               6.00% (4.46% NET)
                                     ----------------------------   ----------------------------   -----------------------------
                (1)         (2)         (3)                (5)         (6)                (8)         (9)                 (11)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE      (7)    BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND   PAYABLE       ON        FUND   PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH   SURRENDER    VALUE   AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------   -----   --------   ---------    -----   --------
  1    46      2,578         0            58      1,728  200,000        181      1,851  200,000         181      1,851  200,000
  2    47      2,578         0         1,490      3,380  200,000      1,844      3,734  200,000       2,181      4,071  200,000
  3    48      2,578         0         2,185      4,990  200,000      2,879      5,683  200,000       3,542      6,347  200,000
  4    49      2,578         0         3,730      6,535  200,000      4,874      7,679  200,000       5,805      8,610  200,000
  5    50      2,578         0         5,189      7,994  200,000      6,897      9,701  200,000       8,106     10,910  200,000
  6    51      2,578         0         6,867      9,391  200,000      9,252     11,776  200,000      10,589     13,113  200,000
  7    52      2,578         0         8,463     10,706  200,000     11,640     13,883  200,000      13,134     15,378  200,000
  8    53      2,578         0         9,977     11,940  200,000     14,064     16,027  200,000      15,767     17,731  200,000
  9    54      2,578         0        11,413     13,096  200,000     16,528     18,211  200,000      18,494     20,177  200,000
 10    55      2,578         0        12,771     14,173  200,000     19,035     20,437  200,000      21,297     22,699  200,000

 11    56      2,578         0        14,161     15,283  200,000     21,739     22,860  200,000      24,301     25,423  200,000
 12    57      2,578         0        15,460     16,301  200,000     24,492     25,334  200,000      27,391     28,233  200,000
 13    58      2,578         0        16,668     17,229  200,000     27,301     27,862  200,000      30,597     31,158  200,000
 14    59      2,578         0        17,786     18,067  200,000     30,172     30,452  200,000      33,863     34,143  200,000
 15    60      2,578         0        18,817     18,817  200,000     33,109     33,109  200,000      37,278     37,278  200,000
 16    61      2,578         0        19,479     19,479  200,000     35,840     35,840  200,000      40,570     40,570  200,000
 17    62      2,578         0        20,011     20,011  200,000     38,611     38,611  200,000      44,030     44,030  200,000
 18    63      2,578         0        20,393     20,393  200,000     41,410     41,410  200,000      47,574     47,574  200,000
 19    64      2,578         0        20,605     20,605  200,000     44,224     44,224  200,000      51,304     51,304  200,000
 20    65      2,578         0        20,603     20,603  200,000     47,022     47,022  200,000      55,159     55,159  200,000

 21    66      2,578         0        20,396     20,396  200,000     49,826     49,826  200,000      59,172     59,172  200,000
 22    67      2,578         0        19,953     19,953  200,000     52,609     52,609  200,000      63,321     63,321  200,000
 23    68      2,578         0        19,249     19,249  200,000     55,360     55,360  200,000      67,604     67,604  200,000
 24    69      2,578         0        18,281     18,281  200,000     58,085     58,085  200,000      72,036     72,036  200,000
 25    70      2,578         0        17,023     17,023  200,000     60,771     60,771  200,000      76,666     76,666  200,000
 26    71      2,578         0        15,423     15,423  200,000     63,393     63,393  200,000      81,451     81,451  200,000
 27    72      2,578         0        13,384     13,384  200,000     65,886     65,886  200,000      86,413     86,413  200,000
 28    73      2,578         0        10,822     10,822  200,000     68,206     68,206  200,000      91,561     91,561  200,000
 29    74      2,578         0         7,579      7,579  200,000     70,254     70,254  200,000      96,880     96,880  200,000
 30    75      2,578         0         3,525      3,525  200,000     71,958     71,958  200,000     102,387    102,387  200,000

 31    76      2,578         0             0          0        0     73,223     73,223  200,000     108,055    108,055  200,000
 32    77      2,578         0             0          0        0     73,961     73,961  200,000     113,924    113,924  200,000
 33    78      2,578         0             0          0        0     74,095     74,095  200,000     120,006    120,006  200,000
 34    79      2,578         0             0          0        0     73,488     73,488  200,000     126,292    126,292  200,000
 35    80      2,578         0             0          0        0     71,991     71,991  200,000     132,845    132,845  200,000
 36    81      2,578         0             0          0        0     69,366     69,366  200,000     139,669    139,669  200,000
 37    82      2,578         0             0          0        0     65,305     65,305  200,000     146,857    146,857  200,000
 38    83      2,578         0             0          0        0     59,341     59,341  200,000     154,385    154,385  200,000
 39    84      2,578         0             0          0        0     50,844     50,844  200,000     162,366    162,366  200,000
 40    85      2,578         0             0          0        0     39,025     39,025  200,000     170,875    170,875  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 88. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS


        STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                               CURRENT CHARGES
                                     -------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)              6.00% (4.46% NET)               6.00% (4.46% NET)
                                     ----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE   AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------   -----    --------   ---------    -----   --------
 41    86      2,578         0           0         0        0        22,751     22,751   200,000     180,113    180,113  200,000
 42    87      2,578         0           0         0        0           499        499   200,000     190,386    190,386  200,000
 43    88      2,578         0           0         0        0             0          0         0     201,400    201,400  211,470
 44    89      2,578         0           0         0        0             0          0         0     212,777    212,777  223,416
 45    90      2,578         0           0         0        0             0          0         0     224,506    224,506  235,731
 46    91      2,578         0           0         0        0             0          0         0     236,556    236,556  248,384
 47    92      2,578         0           0         0        0             0          0         0     249,325    249,325  259,298
 48    93      2,578         0           0         0        0             0          0         0     262,937    262,937  270,825
 49    94      2,578         0           0         0        0             0          0         0     277,553    277,553  283,104
 50    95      2,578         0           0         0        0             0          0         0     293,353    293,353  296,287

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 88. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,378        THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    ------------------------------
                                                          6.00% (4.46% NET)
                                                    ------------------------------
END                    UNSCHEDULED                    VALUE               BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND     PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----    --------
  1    46     2,578         0         0       0          181      1,851   200,000
  2    47     2,578         0         0       0        2,181      4,071   200,000
  3    48     2,578         0         0       0        3,542      6,347   200,000
  4    49     2,578         0         0       0        5,805      8,610   200,000
  5    50     2,578         0         0       0        8,106     10,910   200,000
  6    51     2,578         0         0       0       10,589     13,113   200,000
  7    52     2,578         0         0       0       13,134     15,378   200,000
  8    53     2,578         0         0       0       15,767     17,731   200,000
  9    54     2,578         0         0       0       18,494     20,177   200,000
 10    55     2,578         0         0       0       21,297     22,699   200,000

 11    56     2,578         0         0       0       24,301     25,423   200,000
 12    57     2,578         0         0       0       27,391     28,233   200,000
 13    58     2,578         0         0       0       30,597     31,158   200,000
 14    59     2,578         0         0       0       33,863     34,143   200,000
 15    60     2,578         0         0       0       37,278     37,278   200,000
 16    61     2,578         0         0       0       40,570     40,570   200,000
 17    62     2,578         0         0       0       44,030     44,030   200,000
 18    63     2,578         0         0       0       47,574     47,574   200,000
 19    64     2,578         0         0       0       51,304     51,304   200,000
 20    65     2,578         0         0       0       55,159     55,159   200,000

 21    66     2,578         0         0       0       59,172     59,172   200,000
 22    67     2,578         0         0       0       63,321     63,321   200,000
 23    68     2,578         0         0       0       67,604     67,604   200,000
 24    69     2,578         0         0       0       72,036     72,036   200,000
 25    70     2,578         0         0       0       76,666     76,666   200,000
 26    71     2,578         0         0       0       81,451     81,451   200,000
 27    72     2,578         0         0       0       86,413     86,413   200,000
 28    73     2,578         0         0       0       91,561     91,561   200,000
 29    74     2,578         0         0       0       96,880     96,880   200,000
 30    75     2,578         0         0       0      102,387    102,387   200,000

 31    76     2,578         0         0       0      108,055    108,055   200,000
 32    77     2,578         0         0       0      113,924    113,924   200,000
 33    78     2,578         0         0       0      120,006    120,006   200,000
 34    79     2,578         0         0       0      126,292    126,292   200,000
 35    80     2,578         0         0       0      132,845    132,845   200,000
 36    81     2,578         0         0       0      139,669    139,669   200,000
 37    82     2,578         0         0       0      146,857    146,857   200,000
 38    83     2,578         0         0       0      154,385    154,385   200,000
 39    84     2,578         0         0       0      162,366    162,366   200,000
 40    85     2,578         0         0       0      170,875    170,875   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 88. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,378        THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
 41    86     2,578         0         0       0      180,113    180,113  200,000
 42    87     2,578         0         0       0      190,386    190,386  200,000
 43    88     2,578         0         0       0      201,400    201,400  211,470
 44    89     2,578         0         0       0      212,777    212,777  223,416
 45    90     2,578         0         0       0      224,506    224,506  235,731
 46    91     2,578         0         0       0      236,556    236,556  248,384
 47    92     2,578         0         0       0      249,325    249,325  259,298
 48    93     2,578         0         0       0      262,937    262,937  270,825
 49    94     2,578         0         0       0      277,553    277,553  283,104
 50    95     2,578         0         0       0      293,353    293,353  296,287

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6%, contract lapses at age 88. Assuming Current Charges and a Gross Investment Return of 6%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                                MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                                TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00      THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                    DECLARED PREMIUMS

                                                           GUARANTEED CHARGES
                                     ---------------------------------------------------------------
                                          0.00% (-1.49% NET)              12.00% (-10.42% NET)
                                     -----------------------------   -------------------------------
                (1)         (2)         (3)                 (5)         (6)                   (8)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE       (7)      BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND      PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------    -----    --------
  1    46      2,578         0            58      1,728   200,000         304      1,975     200,000
  2    47      2,578         0         1,490      3,380   200,000       2,213      4,103     200,000
  3    48      2,578         0         2,185      4,990   200,000       3,632      6,436     200,000
  4    49      2,578         0         3,730      6,535   200,000       6,168      8,973     200,000
  5    50      2,578         0         5,189      7,994   200,000       8,907     11,712     200,000
  6    51      2,578         0         6,867      9,391   200,000      12,177     14,701     200,000
  7    52      2,578         0         8,463     10,706   200,000      15,703     17,946     200,000
  8    53      2,578         0         9,977     11,940   200,000      19,515     21,478     200,000
  9    54      2,578         0        11,413     13,096   200,000      23,647     25,330     200,000
 10    55      2,578         0        12,771     14,173   200,000      28,138     29,540     200,000

 11    56      2,578         0        14,161     15,283   200,000      33,240     34,362     200,000
 12    57      2,578         0        15,460     16,301   200,000      38,822     39,663     200,000
 13    58      2,578         0        16,668     17,229   200,000      44,945     45,506     200,000
 14    59      2,578         0        17,786     18,067   200,000      51,678     51,959     200,000
 15    60      2,578         0        18,817     18,817   200,000      59,101     59,101     200,000
 16    61      2,578         0        19,479     19,479   200,000      67,021     67,021     200,000
 17    62      2,578         0        20,011     20,011   200,000      75,788     75,788     200,000
 18    63      2,578         0        20,393     20,393   200,000      85,502     85,502     200,000
 19    64      2,578         0        20,605     20,605   200,000      96,279     96,279     200,000
 20    65      2,578         0        20,603     20,603   200,000     108,248    108,248     200,000

 21    66      2,578         0        20,396     20,396   200,000     121,622    121,622     200,000
 22    67      2,578         0        19,953     19,953   200,000     136,568    136,568     200,000
 23    68      2,578         0        19,249     19,249   200,000     153,322    153,322     200,000
 24    69      2,578         0        18,281     18,281   200,000     172,164    172,164     201,432
 25    70      2,578         0        17,023     17,023   200,000     193,172    193,172     224,080
 26    71      2,578         0        15,423     15,423   200,000     216,397    216,397     248,856
 27    72      2,578         0        13,384     13,384   200,000     242,118    242,118     273,594
 28    73      2,578         0        10,822     10,822   200,000     270,624    270,624     300,393
 29    74      2,578         0         7,579      7,579   200,000     302,233    302,233     329,434
 30    75      2,578         0         3,525      3,525   200,000     337,326    337,326     360,939

 31    76      2,578         0             0          0         0     376,346    376,346     395,163
 32    77      2,578         0             0          0         0     419,462    419,462     440,435
 33    78      2,578         0             0          0         0     467,087    467,087     490,441
 34    79      2,578         0             0          0         0     519,661    519,661     545,644
 35    80      2,578         0             0          0         0     577,667    577,667     606,550
 36    81      2,578         0             0          0         0     641,618    641,618     673,699
 37    82      2,578         0             0          0         0     712,062    712,062     747,665
 38    83      2,578         0             0          0         0     789,568    789,568     829,046
 39    84      2,578         0             0          0         0     874,733    874,733     918,469
 40    85      2,578         0             0          0         0     968,199    968,199   1,016,609

               CURRENT CHARGES
      ---------------------------------
            12.00% (-10.42% NET)
      ---------------------------------
         (9)                    (11)
END     VALUE       (10)       BENEFIT
 OF      ON         FUND       PAYABLE
YEAR  SURRENDER     VALUE     AT DEATH
----  ---------     -----     --------
  1        304        1,975     200,000
  2      2,560        4,450     200,000
  3      4,335        7,139     200,000
  4      7,189        9,993     200,000
  5     10,276       13,081     200,000
  6     13,765       16,289     200,000
  7     17,556       19,800     200,000
  8     21,706       23,670     200,000
  9     26,256       27,938     200,000
 10     31,227       32,629     200,000
 11     36,857       37,978     200,000
 12     43,043       43,885     200,000
 13     49,875       50,436     200,000
 14     57,376       57,657     200,000
 15     65,703       65,703     200,000
 16     74,673       74,673     200,000
 17     84,679       84,679     200,000
 18     95,774       95,774     200,000
 19    108,165      108,165     200,000
 20    121,967      121,967     200,000
 21    137,404      137,404     200,000
 22    154,649      154,449     200,000
 23    173,936      173,936     205,244
 24    195,361      195,361     228,573
 25    219,095      219,095     254,151
 26    245,373      245,373     282,179
 27    274,510      274,510     310,196
 28    306,830      306,830     340,582
 29    342,694      342,694     373,537
 30    382,517      382,517     409,293
 31    426,762      426,762     448,100
 32    475,755      475,755     499,543
 33    529,992      529,992     556,492
 34    590,003      590,003     619,503
 35    656,392      656,392     689,211
 36    729,787      729,787     766,276
 37    810,915      810,915     851,461
 38    900,463       90,063     945,486
 39    999,240      999,240   1,049,202
 40   1,108,003   1,108,003   1,163,403

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                           GUARANTEED CHARGES
                                     ---------------------------------------------------------------
                                          0.00% (-1.49% NET)              12.00% (-10.42% NET)
                                     ----------------------------   --------------------------------
                (1)         (2)         (3)                (5)         (6)                    (8)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE        (7)      BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON         FUND      PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER     VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------     -----    --------
 41    86      2,578         0           0         0        0       1,070,629   1,070,629  1,124,161
 42    87      2,578         0           0         0        0       1,182,737   1,182,737  1,241,874
 43    88      2,578         0           0         0        0       1,305,243   1,305,243  1,370,505
 44    89      2,578         0           0         0        0       1,438,922   1,438,922  1,510,868
 45    90      2,578         0           0         0        0       1,584,522   1,584,522  1,663,748
 46    91      2,578         0           0         0        0       1,742,822   1,742,822  1,829,964
 47    92      2,578         0           0         0        0       1,918,968   1,918,968  1,995,727
 48    93      2,578         0           0         0        0       2,115,942   2,115,942  2,179,420
 49    94      2,578         0           0         0        0       2,337,470   2,337,470  2,884,219
 50    95      2,578         0           0         0        0       2,588,319   2,588,319  2,614,202

              CURRENT CHARGES
      --------------------------------
            12.00% (-10.42% NET)
      --------------------------------
         (9)                   (11)
END     VALUE       (10)      BENEFIT
 OF      ON         FUND      PAYABLE
YEAR  SURRENDER     VALUE    AT DEATH
----  ---------     -----    --------
 41   1,227,594   1,227,594  1,288,974
 42   1,358,912   1,358,912  1,426,857
 43   1,502,886   1,502,886  1,578,030
 44   1,660,840   1,660,840  1,743,882
 45   1,833,922   1,833,922  1,925,618
 46   2,023,180   2,023,180  2,124,339
 47   2,233,558   2,233,558  2,322,901
 48   2,468,269   2,468,269  2,542,317
 49   2,731,304   2,731,304  2,785,930
 50   3,027,386   3,027,386  3,057,660

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                                TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00      THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                    DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                    VALUE                 BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
  1    46     2,578         0         0       0          304        1,975    200,000
  2    47     2,578         0         0       0        2,560        4,450    200,000
  3    48     2,578         0         0       0        4,335        7,139    200,000
  4    49     2,578         0         0       0        7,189        9,993    200,000
  5    50     2,578         0         0       0       10,276       13,081    200,000
  6    51     2,578         0         0       0       13,765       16,289    200,000
  7    52     2,578         0         0       0       17,556       19,800    200,000
  8    53     2,578         0         0       0       21,706       23,670    200,000
  9    54     2,578         0         0       0       26,256       27,938    200,000
 10    55     2,578         0         0       0       31,227       32,629    200,000

 11    56     2,578         0         0       0       36,857       37,978    200,000
 12    57     2,578         0         0       0       43,043       43,885    200,000
 13    58     2,578         0         0       0       49,875       50,436    200,000
 14    59     2,578         0         0       0       57,376       57,657    200,000
 15    60     2,578         0         0       0       65,703       65,703    200,000
 16    61     2,578         0         0       0       74,673       74,673    200,000
 17    62     2,578         0         0       0       84,679       84,679    200,000
 18    63     2,578         0         0       0       95,774       95,774    200,000
 19    64     2,578         0         0       0      108,165      108,165    200,000
 20    65     2,578         0         0       0      121,967      121,967    200,000

 21    66     2,578         0         0       0      137,404      137,404    200,000
 22    67     2,578         0         0       0      154,649      154,649    200,000
 23    68     2,578         0         0       0      173,936      173,936    205,244
 24    69     2,578         0         0       0      195,361      195,361    228,573
 25    70     2,578         0         0       0      219,095      219,095    254,151
 26    71     2,578         0         0       0      245,373      245,373    282,179
 27    72     2,578         0         0       0      274,510      274,510    310,196
 28    73     2,578         0         0       0      306,830      306,830    340,582
 29    74     2,578         0         0       0      342,694      342,694    373,537
 30    75     2,578         0         0       0      382,517      382,517    409,293

 31    76     2,578         0         0       0      426,762      426,762    448,100
 32    77     2,578         0         0       0      475,755      475,755    499,543
 33    78     2,578         0         0       0      529,992      529,992    556,492
 34    79     2,578         0         0       0      590,003      590,003    619,503
 35    80     2,578         0         0       0      656,392      656,392    689,211
 36    81     2,578         0         0       0      729,787      729,787    766,276
 37    82     2,578         0         0       0      810,915      810,915    851,461
 38    83     2,578         0         0       0      900,463      900,463    945,486
 39    84     2,578         0         0       0      999,240      999,240  1,049,202
 40    85     2,578         0         0       0     1,108,003   1,108,003  1,163,403

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                             CURRENT CHARGES
                                                    ---------------------------------
                                                           12.00% (10.42% NET)
                                                    ---------------------------------
END                    UNSCHEDULED                    VALUE                  BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND       PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE     AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----     --------
 41    86     2,578         0         0       0     1,227,594   1,227,594   1,288,974
 42    87     2,578         0         0       0     1,358,912   1,358,912   1,426,857
 43    88     2,578         0         0       0     1,502,886   1,502,886   1,578,030
 44    89     2,578         0         0       0     1,660,840   1,660,840   1,743,882
 45    90     2,578         0         0       0     1,833,922   1,833,922   1,925,618
 46    91     2,578         0         0       0     2,023,180   2,023,180   2,124,339
 47    92     2,578         0         0       0     2,233,558   2,233,558   2,322,901
 48    93     2,578         0         0       0     2,468,269   2,468,269   2,542,317
 49    94     2,578         0         0       0     2,731,304   2,731,304   2,785,930
 50    95     2,578         0         0       0     3,027,386   3,027,386   3,057,660

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                                   MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                                   TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00         THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                       DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   -----------------------------
                                          0.00% (- 1.49% NET)             0.00% (- 1.49% NET)             0.00% (- 1.49% NET)
                                     -----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------   -----    --------
  1    46      4,162         0           622      2,704   200,000        622      2,704   200,000        622      2,704   200,000
  2    47      4,162         0         2,683      5,122   200,000      2,683      5,122   200,000      3,146      5,585   200,000
  3    48      4,162         0         3,492      7,405   200,000      3,492      7,405   200,000      4,385      8,298   200,000
  4    49      4,162         0         5,622      9,535   200,000      5,622      9,535   200,000      6,914     10,827   200,000
  5    50      4,162         0         7,603     11,516   200,000      7,603     11,516   200,000      9,310     13,223   200,000
  6    51      4,162         0         9,830     13,352   200,000      9,830     13,352   200,000     11,945     15,467   200,000
  7    52      4,162         0        11,894     15,025   200,000     11,894     15,025   200,000     14,433     17,563   200,000
  8    53      4,162         0        13,754     16,493   200,000     13,754     16,493   200,000     16,820     19,560   200,000
  9    54      4,162         0        15,414     17,762   200,000     15,414     17,762   200,000     19,068     21,416   200,000
 10    55      4,162         0        16,834     18,791   200,000     16,834     18,791   200,000     21,158     23,114   200,000

 11    56      4,162         0        18,228     19,794   200,000     18,228     19,794   200,000     23,180     24,745   200,000
 12    57      4,162         0        19,371     20,545   200,000     19,371     20,545   200,000     25,040     26,214   200,000
 13    58      4,162         0        20,242     21,025   200,000     20,242     21,025   200,000     26,554     27,337   200,000
 14    59      4,162         0        20,819     21,211   200,000     20,819     21,211   200,000     27,930     28,322   200,000
 15    60      4,162         0        21,101     21,101   200,000     21,101     21,101   200,000     29,109     29,109   200,000
 16    61      4,162         0        20,669     20,669   200,000     20,669     20,669   200,000     29,698     29,698   200,000
 17    62      4,162         0        19,847     19,847   200,000     19,847     19,847   200,000     29,989     29,989   200,000
 18    63      4,162         0        18,580     18,580   200,000     18,580     18,580   200,000     29,960     29,960   200,000
 19    64      4,162         0        16,812     16,812   200,000     16,812     16,812   200,000     29,606     29,606   200,000
 20    65      4,162         0        14,456     14,456   200,000     14,456     14,456   200,000     28,983     28,983   200,000

 21    66      4,162         0        11,503     11,503   200,000     11,503     11,503   200,000     28,108     28,108   200,000
 22    67      4,162         0         7,832      7,832   200,000      7,832      7,832   200,000     26,910     26,910   200,000
 23    68      4,162         0         3,348      3,348   200,000      3,348      3,348   200,000     25,315     25,315   200,000
 24    69      4,162         0             0          0         0          0          0         0     23,183     23,183   200,000
 25    70      4,162         0             0          0         0          0          0         0     20,339     20,339   200,000
 26    71      4,162         0             0          0         0          0          0         0     16,785     16,785   200,000
 27    72      4,162         0             0          0         0          0          0         0     12,318     12,318   200,000
 28    73      4,162         0             0          0         0          0          0         0      6,935      6,935   200,000
 29    74      4,162         0             0          0         0          0          0         0        367        367   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 75.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                    MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                  INITIAL DEATH BENEFIT =
TABLE: 0                                                    TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00          THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                        DECLARED PREMIUMS

                                                          CURRENT CHARGES
                                                    ----------------------------
                                                         0.00% (-1.49% NET)
                                                    ----------------------------
END                    UNSCHEDULED                    VALUE             BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND   PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----   --------
  1    46     4,162         0         0       0         622      2,704  200,000
  2    47     4,162         0         0       0       3,146      5,585  200,000
  3    48     4,162         0         0       0       4,385      8,298  200,000
  4    49     4,162         0         0       0       6,914     10,827  200,000
  5    50     4,162         0         0       0       9,310     13,223  200,000
  6    51     4,162         0         0       0      11,945     15,467  200,000
  7    52     4,162         0         0       0      14,433     17,563  200,000
  8    53     4,162         0         0       0      16,820     19,560  200,000
  9    54     4,162         0         0       0      19,068     21,416  200,000
 10    55     4,162         0         0       0      21,158     23,114  200,000

 11    56     4,162         0         0       0      23,180     24,745  200,000
 12    57     4,162         0         0       0      25,040     26,214  200,000
 13    58     4,162         0         0       0      26,554     27,337  200,000
 14    59     4,162         0         0       0      27,930     28,322  200,000
 15    60     4,162         0         0       0      29,109     29,109  200,000
 16    61     4,162         0         0       0      29,698     29,698  200,000
 17    62     4,162         0         0       0      29,989     29,989  200,000
 18    63     4,162         0         0       0      29,960     29,960  200,000
 19    64     4,162         0         0       0      29,606     29,606  200,000
 20    65     4,162         0         0       0      28,983     28,983  200,000

 21    66     4,162         0         0       0      28,108     28,108  200,000
 22    67     4,162         0         0       0      26,910     26,910  200,000
 23    68     4,162         0         0       0      25,315     25,315  200,000
 24    69     4,162         0         0       0      23,183     23,183  200,000
 25    70     4,162         0         0       0      20,339     20,339  200,000
 26    71     4,162         0         0       0      16,785     16,785  200,000
 27    72     4,162         0         0       0      12,318     12,318  200,000
 28    73     4,162         0         0       0       6,935      6,935  200,000
 29    74     4,162         0         0       0         367        367  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 75.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change the hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                 FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   ------------------------------
                                          0.00% (-1.49% NET)               6.00% (4.46% NET)               6.00% (4.46% NET)
                                     -----------------------------   -----------------------------   ------------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                  (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)     BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND     PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------    -----    --------
  1    46       4,162        0            622     2,704   200,000        818      2,901   200,000         818      2,901   200,000
  2    47       4,162        0          2,683     5,122   200,000      3,239      5,678   200,000       3,716      6,155   200,000
  3    48       4,162        0          3,492     7,405   200,000      4,568      8,482   200,000       5,516      9,430   200,000
  4    49       4,162        0          5,622     9,535   200,000      7,380     11,293   200,000       8,793     12,707   200,000
  5    50       4,162        0          7,603    11,516   200,000     10,204     14,118   200,000      12,124     16,038   200,000
  6    51       4,162        0          9,830    13,352   200,000     13,437     16,959   200,000      15,885     19,407   200,000
  7    52       4,162        0         11,894    15,025   200,000     16,670     19,800   200,000      19,691     22,821   200,000
  8    53       4,162        0         13,754    16,493   200,000     19,864     22,604   200,000      23,592     26,332   200,000
  9    54       4,162        0         15,414    17,762   200,000     23,024     25,372   200,000      27,556     29,904   200,000
 10    55       4,162        0         16,834    18,791   200,000     26,112     28,068   200,000      31,570     33,527   200,000

 11    56       4,162        0         18,228    19,794   200,000     29,400     30,966   200,000      35,803     37,369   200,000
 12    57       4,162        0         19,371    20,545   200,000     32,633     33,807   200,000      40,118     41,292   200,000
 13    58       4,162        0         20,242    21,025   200,000     35,795     36,578   200,000      44,354     45,137   200,000
 14    59       4,162        0         20,819    21,211   200,000     38,870     39,261   200,000      48,711     49,102   200,000
 15    60       4,162        0         21,101    21,101   200,000     41,860     41,860   200,000      53,148     53,148   200,000
 16    61       4,162        0         20,669    20,669   200,000     44,360     44,360   200,000      57,289     57,289   200,000
 17    62       4,162        0         19,847    19,847   200,000     46,704     46,704   200,000      61,457     61,457   200,000
 18    63       4,162        0         18,580    18,580   200,000     48,853     48,853   200,000      65,652     65,652   200,000
 19    64       4,162        0         16,812    16,812   200,000     50,768     50,768   200,000      69,893     69,893   200,000
 20    65       4,162        0         14,456    14,456   200,000     52,382     52,382   200,000      74,248     74,248   200,000

 21    66       4,162        0         11,503    11,503   200,000     53,718     53,718   200,000      78,783     78,783   200,000
 22    67       4,162        0          7,832     7,832   200,000     54,669     54,669   200,000      83,455     83,455   200,000
 23    68       4,162        0          3,348     3,348   200,000     55,171     55,171   200,000      88,252     88,252   200,000
 24    69       4,162        0              0         0         0     55,201     55,201   200,000      93,124     93,124   200,000
 25    70       4,162        0              0         0         0     54,641     54,641   200,000      98,018     98,018   200,000
 26    71       4,162        0              0         0         0     53,351     53,351   200,000     102,997    102,997   200,000
 27    72       4,162        0              0         0         0     51,184     51,184   200,000     108,025    108,025   200,000
 28    73       4,162        0              0         0         0     47,887     47,887   200,000     113,185    113,185   200,000
 29    74       4,162        0              0         0         0     43,186     43,186   200,000     118,451    118,451   200,000
 30    75       4,162        0              0         0         0     36,758     36,758   200,000     128,830    123,830   200,000

 31    76       4,162        0              0         0         0     28,109     28,109   200,000     129,463    129,463   200,000
 32    77       4,162        0              0         0         0     16,708     16,708   200,000     135,312    135,312   200,000
 33    78       4,162        0              0         0         0      1,912      1,912   200,000     141,426    141,426   200,000
 34    79       4,162        0              0         0         0          0          0         0     147,458    147,458   200,000
 35    80       4,162        0              0         0         0          0          0         0     153,856    153,856   200,000
 36    81       4,162        0              0         0         0          0          0         0     160,854    160,854   200,000
 37    82       4,162        0              0         0         0          0          0         0     168,634    168,634   200,000
 38    83       4,162        0              0         0         0          0          0         0     177,850    177,850   200,000
 39    84       4,162        0              0         0         0          0          0         0     188,705    188,705   200,000
 40    85       4,162        0              0         0         0          0          0         0     200,739    200,739   210,776

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 79. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                         GUARANTEED CHARGES                               CURRENT CHARGES
                                     -----------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)             6.00% (4.46% NET)               6.00% (4.46% NET)
                                     ----------------------------   ----------------------------   -----------------------------
                (1)         (2)         (3)                (5)         (6)                (8)         (9)                 (11)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE      (7)    BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON       FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH   SURRENDER    VALUE   AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------   -----   --------   ---------    -----   --------
 41    86      4,162         0           0         0        0           0         0        0        213,137    213,137  223,794
 42    87      4,162         0           0         0        0           0         0        0        225,860    225,860  237,153
 43    88      4,162         0           0         0        0           0         0        0        238,911    238,911  250,856
 44    89      4,162         0           0         0        0           0         0        0        252,268    252,268  264,881
 45    90      4,162         0           0         0        0           0         0        0        265,913    265,913  279,208
 46    91      4,162         0           0         0        0           0         0        0        279,780    279,780  293,769
 47    92      4,162         0           0         0        0           0         0        0        294,692    294,692  306,479
 48    93      4,162         0           0         0        0           0         0        0        310,854    310,854  320,179
 49    94      4,162         0           0         0        0           0         0        0        328,507    328,507  335,078
 50    95      4,162         0           0         0        0           0         0        0        347,940    347,940  351,420

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 79. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                    MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                  INITIAL DEATH BENEFIT =
TABLE: 0                                                    TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00          THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                        DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
  1    46     4,162         0         0       0          818      2,901  200,000
  2    47     4,162         0         0       0        3,716      6,155  200,000
  3    48     4,162         0         0       0        5,516      9,430  200,000
  4    49     4,162         0         0       0        8,793     12,707  200,000
  5    50     4,162         0         0       0       12,124     16,038  200,000
  6    51     4,162         0         0       0       15,885     19,407  200,000
  7    52     4,162         0         0       0       19,691     22,821  200,000
  8    53     4,162         0         0       0       23,592     26,332  200,000
  9    54     4,162         0         0       0       27,556     29,904  200,000
 10    55     4,162         0         0       0       31,570     33,527  200,000

 11    56     4,162         0         0       0       35,803     37,369  200,000
 12    57     4,162         0         0       0       40,118     41,292  200,000
 13    58     4,162         0         0       0       44,354     45,137  200,000
 14    59     4,162         0         0       0       48,711     49,102  200,000
 15    60     4,162         0         0       0       53,148     53,148  200,000
 16    61     4,162         0         0       0       57,289     57,289  200,000
 17    62     4,162         0         0       0       61,457     61,457  200,000
 18    63     4,162         0         0       0       65,652     65,652  200,000
 19    64     4,162         0         0       0       69,893     69,893  200,000
 20    65     4,162         0         0       0       74,248     74,248  200,000

 21    66     4,162         0         0       0       78,783     78,783  200,000
 22    67     4,162         0         0       0       83,455     83,455  200,000
 23    68     4,162         0         0       0       88,252     88,252  200,000
 24    69     4,162         0         0       0       93,124     93,124  200,000
 25    70     4,162         0         0       0       98,018     98,018  200,000
 26    71     4,162         0         0       0      102,997    102,997  200,000
 27    72     4,162         0         0       0      108,025    108,025  200,000
 28    73     4,162         0         0       0      113,185    113,185  200,000
 29    74     4,162         0         0       0      118,451    118,451  200,000
 30    75     4,162         0         0       0      123,830    123,830  200,000

 31    76     4,162         0         0       0      129,463    129,463  200,000
 32    77     4,162         0         0       0      135,312    135,312  200,000
 33    78     4,162         0         0       0      141,426    141,426  200,000
 34    79     4,162         0         0       0      147,458    147,458  200,000
 35    80     4,162         0         0       0      153,856    153,856  200,000
 36    81     4,162         0         0       0      160,854    160,854  200,000
 37    82     4,162         0         0       0      168,634    168,634  200,000
 38    83     4,162         0         0       0      177,850    177,850  200,000
 39    84     4,162         0         0       0      188,705    188,705  200,000
 40    85     4,162         0         0       0      200,739    200,739  210,776

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 79. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
 41    86     4,162         0         0       0      213,137    213,137  223,794
 42    87     4,162         0         0       0      225,860    225,860  237,153
 43    88     4,162         0         0       0      238,911    238,911  250,856
 44    89     4,162         0         0       0      252,268    252,268  264,881
 45    90     4,162         0         0       0      265,913    265,913  279,208
 46    91     4,162         0         0       0      279,780    279,780  293,769
 47    92     4,162         0         0       0      294,692    294,692  306,479
 48    93     4,162         0         0       0      310,854    310,854  320,179
 49    94     4,162         0         0       0      328,507    328,507  335,078
 50    95     4,162         0         0       0      347,940    347,940  351,420

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 79. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                                    MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                  INITIAL DEATH BENEFIT =
TABLE: 0                                                    TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00          THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                        DECLARED PREMIUMS

                                                            GUARANTEED CHARGES
                                     ----------------------------------------------------------------
                                          0.00% (-1.49% NET)               12.00% (10.42% NET)
                                     -----------------------------   --------------------------------
                (1)         (2)         (3)                 (5)         (6)                    (8)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE        (7)      BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON         FUND      PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER     VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------     -----    --------
  1    46      4,162         0           622      2,704   200,000       1,015        3,097    200,000
  2    47      4,162         0         2,683      5,122   200,000       3,821        6,259    200,000
  3    48      4,162         0         3,492      7,405   200,000       5,741        9,654    200,000
  4    49      4,162         0         5,622      9,535   200,000       9,375       13,288    200,000
  5    50      4,162         0         7,603     11,516   200,000      13,281       17,194    200,000
  6    51      4,162         0         9,830     13,352   200,000      17,888       21,410    200,000
  7    52      4,162         0        11,894     15,025   200,000      22,823       25,954    200,000
  8    53      4,162         0        13,754     16,493   200,000      28,090       30,829    200,000
  9    54      4,162         0        15,414     17,762   200,000      33,738       36,086    200,000
 10    55      4,162         0        16,834     18,791   200,000      39,785       41,742    200,000

 11    56      4,162         0        18,228     19,794   200,000      46,654       48,219    200,000
 12    57      4,162         0        19,371     20,545   200,000      54,118       55,292    200,000
 13    58      4,162         0        20,242     21,025   200,000      62,258       63,041    200,000
 14    59      4,162         0        20,819     21,211   200,000      71,170       71,561    200,000
 15    60      4,162         0        21,101     21,101   200,000      80,987       80,987    200,000
 16    61      4,162         0        20,669     20,669   200,000      91,458       91,458    200,000
 17    62      4,162         0        19,847     19,847   200,000     103,117      103,117    200,000
 18    63      4,162         0        18,580     18,580   200,000     116,160      116,160    200,000
 19    64      4,162         0        16,812     16,812   200,000     130,830      130,830    200,000
 20    65      4,162         0        14,456     14,456   200,000     147,419      147,419    200,000

 21    66      4,162         0        11,503     11,503   200,000     166,399      166,399    200,000
 22    67      4,162         0         7,832      7,832   200,000     187,659      187,659    223,314
 23    68      4,162         0         3,348      3,448   200,000     211,019      211,019    249,003
 24    69      4,162         0             0          0         0     236,703      236,703    276,943
 25    70      4,162         0             0          0         0     264,935      264,935    307,324
 26    71      4,162         0             0          0         0     295,962      295,962    340,356
 27    72      4,162         0             0          0         0     330,269      330,269    373,204
 28    73      4,162         0             0          0         0     368,260      368,260    408,768
 29    74      4,162         0             0          0         0     410,425      410,425    447,363
 30    75      4,162         0             0          0         0     457,360      457,360    489,375

 31    76      4,162         0             0          0         0     509,767      509,767    535,256
 32    77      4,162         0             0          0         0     567,445      567,445    595,818
 33    78      4,162         0             0          0         0     630,891      630,891    662,436
 34    79      4,162         0             0          0         0     700,656      700,656    735,688
 35    80      4,162         0             0          0         0     777,319      777,319    816,185
 36    81      4,162         0             0          0         0     861,495      861,495    904,570
 37    82      4,162         0             0          0         0     953,839      953,839  1,001,530
 38    83      4,162         0             0          0         0    1,055,018   1,055,018  1,107,769
 39    84      4,162         0             0          0         0    1,165,735   1,165,735  1,224,022
 40    85      4,162         0             0          0         0    1,286,751   1,286,751  1,351,089

              CURRENT CHARGES
      --------------------------------
            12.00% (10.42% NET)
      --------------------------------
         (9)                   (11)
END     VALUE       (10)      BENEFIT
 OF      ON         FUND      PAYABLE
YEAR  SURRENDER     VALUE    AT DEATH
----  ---------     -----    --------
  1      1,015        3,097    200,000
  2      4,311        6,750    200,000
  3      6,744       10,657    200,000
  4     10,916       14,829    200,000
  5     15,435       19,349    200,000
  6     20,715       24,238    200,000
  7     26,414       29,545    200,000
  8     32,629       35,368    200,000
  9     39,383       41,731    200,000
 10     46,729       48,686    200,000
 11     55,018       56,583    200,000
 12     64,135       65,309    200,000
 13     74,053       74,836    200,000
 14     85,067       85,459    200,000
 15     97,294       97,294    200,000
 16    110,526      110,526    200,000
 17    125,321      125,321    200,000
 18    141,931      141,931    200,000
 19    160,668      160,668    200,000
 20    181,641      181,641    221,601
 21    204,902      204,902    245,883
 22    230,561      230,561    274,367
 23    258,853      258,853    305,446
 24    290,022      290,022    339,326
 25    324,330      324,330    376,223
 26    362,121      362,121    416,439
 27    403,906      403,906    456,414
 28    450,215      450,215    499,739
 29    501,601      501,601    546,745
 30    558,732      558,732    597,843
 31    622,462      622,462    653,585
 32    692,728      692,728    727,365
 33    770,135      770,135    808,642
 34    855,015      855,015    897,766
 35    948,238      948,238    995,650
 36   1,050,589   1,050,589  1,103,119
 37   1,162,757   1,162,757  1,220,895
 38   1,286,260   1,286,260  1,350,573
 39   1,421,644   1,421,644  1,492,726
 40   1,569,747   1,569,747  1,648,235

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the Actual Rates of Investment Return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                           GUARANTEED CHARGES
                                     ---------------------------------------------------------------
                                          0.00% (-1.49% NET)              12.00% (10.42% NET)
                                     ----------------------------   --------------------------------
                (1)         (2)         (3)                (5)         (6)                    (8)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE        (7)      BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON         FUND      PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER     VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------     -----    --------
 41    86      4,162         0           0         0        0       1,418,892   1,418,892  1,489,837
 42    87      4,162         0           0         0        0       1,563,072   1,563,072  1,641,226
 43    88      4,162         0           0         0        0       1,720,278   1,720,278  1,806,292
 44    89      4,162         0           0         0        0       1,891,421   1,891,421  1,985,992
 45    90      4,162         0           0         0        0       2,077,580   2,077,580  2,181,459
 46    91      4,162         0           0         0        0       2,279,877   2,279,877  2,393,871
 47    92      4,162         0           0         0        0       2,506,417   2,506,417  2,606,674
 48    93      4,162         0           0         0        0       2,761,288   2,761,288  2,844,126
 49    94      4,162         0           0         0        0       3,049,260   3,049,260  3,110,246
 50    95      4,162         0           0         0        0       3,376,524   3,376,524  3,410,289

              CURRENT CHARGES
      --------------------------------
            12.00% (10.42% NET)
      --------------------------------
         (9)                   (11)
END     VALUE       (10)      BENEFIT
 OF      ON         FUND      PAYABLE
YEAR  SURRENDER     VALUE    AT DEATH
----  ---------     -----    --------
 41   1,731,698   1,731,698  1,818,283
 42   1,908,344   1,908,344  2,003,761
 43   2,100,957   2,100,957  2,206,004
 44   2,310,665   2,310,665  2,426,198
 45   2,538,701   2,538,701  2,665,636
 46   2,785,912   2,785,912  2,925,207
 47   3,062,347   3,062,347  3,184,841
 48   3,373,126   3,373,126  3,474,319
 49   3,724,447   3,724,447  3,798,936
 50   4,123,913   4,123,913  4,165,152

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                    MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                  INITIAL DEATH BENEFIT =
TABLE: 0                                                    TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00          THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                        DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                    VALUE                 BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
  1    46     4,162         0         0       0        1,015        3,097    200,000
  2    47     4,162         0         0       0        4,311        6,750    200,000
  3    48     4,162         0         0       0        6,744       10,657    200,000
  4    49     4,162         0         0       0       10,916       14,829    200,000
  5    50     4,162         0         0       0       15,435       19,349    200,000
  6    51     4,162         0         0       0       20,715       24,238    200,000
  7    52     4,162         0         0       0       26,414       29,545    200,000
  8    53     4,162         0         0       0       32,629       35,368    200,000
  9    54     4,162         0         0       0       39,383       41,731    200,000
 10    55     4,162         0         0       0       46,729       48,686    200,000

 11    56     4,162         0         0       0       55,018       56,583    200,000
 12    57     4,162         0         0       0       64,135       65,309    200,000
 13    58     4,162         0         0       0       74,053       74,836    200,000
 14    59     4,162         0         0       0       85,067       85,459    200,000
 15    60     4,162         0         0       0       97,294       97,294    200,000
 16    61     4,162         0         0       0      110,526      110,526    200,000
 17    62     4,162         0         0       0      125,321      125,321    200,000
 18    63     4,162         0         0       0      141,931      141,931    200,000
 19    64     4,162         0         0       0      160,668      160,668    200,000
 20    65     4,162         0         0       0      181,641      181,641    221,601

 21    66     4,162         0         0       0      204,902      204,902    245,883
 22    67     4,162         0         0       0      230,561      230,561    274,367
 23    68     4,162         0         0       0      258,853      258,853    305,446
 24    69     4,162         0         0       0      290,022      290,022    339,326
 25    70     4,162         0         0       0      324,330      324,330    376,223
 26    71     4,162         0         0       0      362,121      362,121    416,439
 27    72     4,162         0         0       0      403,906      403,906    456,414
 28    73     4,162         0         0       0      450,215      450,215    499,739
 29    74     4,162         0         0       0      501,601      501,601    546,745
 30    75     4,162         0         0       0      558,732      558,732    597,843

 31    76     4,162         0         0       0      622,462      622,462    653,585
 32    77     4,162         0         0       0      692,728      692,728    727,365
 33    78     4,162         0         0       0      770,135      770,135    806,642
 34    79     4,162         0         0       0      855,015      855,015    897,766
 35    80     4,162         0         0       0      948,238      948,238    995,650
 36    81     4,162         0         0       0     1,050,589   1,050,589  1,103,119
 37    82     4,162         0         0       0     1,162,757   1,162,757  1,220,895
 38    83     4,162         0         0       0     1,286,260   1,286,260  1,350,573
 39    84     4,162         0         0       0     1,421,644   1,421,644  1,492,726
 40    85     4,162         0         0       0     1,569,747   1,569,747  1,648,235

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS


           ALLOCATION OF VALUES

FOR:                                                 MONY EQUITYMASTER                     SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                   FLEXIBLE PREMIUM VARIABLE LIFE                   INITIAL DEATH BENEFIT =
TABLE: 0                                                 TO AGE 95                                    SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00       THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                     DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                    VALUE                 BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
 41    86     4,162         0         0       0     1,731,698   1,731,698  1,818,283
 42    87     4,162         0         0       0     1,908,344   1,908,344  2,003,761
 43    88     4,162         0         0       0     2,100,957   2,100,957  2,206,004
 44    89     4,162         0         0       0     2,310,665   2,310,665  2,426,198
 45    90     4,162         0         0       0     2,538,701   2,538,701  2,665,636
 46    91     4,162         0         0       0     2,785,912   2,785,912  2,925,207
 47    92     4,162         0         0       0     3,062,347   3,062,347  3,184,841
 48    93     4,162         0         0       0     3,373,126   3,373,126  3,474,319
 49    94     4,162         0         0       0     3,724,447   3,724,447  3,798,936
 50    95     4,162         0         0       0     4,123,913   4,123,913  4,165,152

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                         MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45       FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                         TO AGE 95                  SPECIFIED AMOUNT PLUS FUND VALUE
1ST YR ANNUAL PREMIUM = 3,088.00  THE MUTUAL LIFE INSURANCE COMPANY OF NEW
                                                    YORK
                                             DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                              CURRENT CHARGES
                                     ------------------------------------------------------------   ----------------------------
                                          0.00% (-1.49% NET)              0.00% (-1.49% NET)             0.00% (-1.49% NET)
                                     -----------------------------   ----------------------------   ----------------------------
                (1)         (2)         (3)                 (5)         (6)                (8)         (9)                (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)    BENEFIT      VALUE      (10)   BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND   PAYABLE       ON        FUND   PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----   --------   ---------   -----   --------
  1    46      3,088         0           347      2,150   202,150        347      2,150  202,150        347      2,150  202,150
  2    47      3,088         0         1,578      4,184   204,184      1,578      4,184  204,184      1,888      4,493  204,493
  3    48      3,088         0         2,979      6,140   206,140      2,979      6,140  206,140      3,545      6,707  206,707
  4    49      3,088         0         4,834      7,996   207,996      4,834      7,996  207,996      5,607      8,769  208,769
  5    50      3,088         0         6,591      9,753   209,753      6,591      9,753  209,753      7,566     10,728  210,728
  6    51      3,088         0         8,566     11,412   211,412      8,566     11,412  211,412      9,694     12,539  212,539
  7    52      3,088         0        10,422     12,951   212,951     10,422     12,951  212,951     11,746     14,276  214,276
  8    53      3,088         0        12,159     14,372   214,372     12,159     14,372  214,372     13,725     15,939  215,939
  9    54      3,088         0        13,755     15,652   215,652     13,755     15,652  215,652     15,656     17,553  217,553
 10    55      3,088         0        15,214     16,795   216,795     15,214     16,795  216,795     17,515     19,096  219,096

 11    56      3,088         0        16,667     17,932   217,932     16,667     17,932  217,932     19,374     20,639  220,639
 12    57      3,088         0        17,941     18,890   218,890     17,941     18,890  218,890     21,027     21,976  221,976
 13    58      3,088         0        19,039     19,671   219,671     19,039     19,671  219,671     22,572     23,204  223,204
 14    59      3,088         0        19,938     20,254   220,254     19,938     20,254  220,254     24,032     24,348  224,348
 15    60      3,088         0        20,616     20,616   220,616     20,616     20,616  220,616     25,434     25,434  225,434
 16    61      3,088         0        20,736     20,736   220,736     20,736     20,736  220,736     26,436     26,436  226,436
 17    62      3,088         0        20,592     20,592   220,592     20,592     20,592  220,592     27,262     27,262  227,262
 18    63      3,088         0        20,187     20,187   220,187     20,187     20,187  22,0187     27,865     27,865  227,865
 19    64      3,088         0        19,428     19,428   219,428     19,428     19,428  219,428     28,318     28,318  228,318
 20    65      3,088         0        18,295     18,295   218,295     18,295     18,295  218,295     28,623     28,623  228,623

 21    66      3,088         0        16,804     16,804   216,804     16,804     16,804  216,804     28,796     28,796  228,796
 22    67      3,088         0        14,875     14,875   214,875     14,875     14,875  214,875     28,776     28,776  228,776
 23    68      3,088         0        12,464     12,464   212,464     12,464     12,464  212,464     28,518     28,518  228,518
 24    69      3,088         0         9,527      9,527   209,527      9,527      9,527  209,527     27,951     27,951  227,951
 25    70      3,088         0         6,047      6,047   206,047      6,047      6,047  206,047     27,009     27,009  227,009
 26    71      3,088         0         1,934      1,934   201,934      1,934      1,934  201,934     25,694     25,694  225,694
 27    72      3,088         0             0          0         0          0          0        0     23,915     23,915  223,915
 28    73      3,088         0             0          0         0          0          0        0     21,723     21,723  221,723
 29    74      3,088         0             0          0         0          0          0        0     18,981     18,981  218,981
 30    75      3,088         0             0          0         0          0          0        0     15,646     15,646  215,646

 31    76      3,088         0             0          0         0          0          0        0     11,747     11,747  211,747
 32    77      3,088         0             0          0         0          0          0        0      7,123      7,123  207,123
 33    78      3,088         0             0          0         0          0          0        0      1,662      1,662  201,662

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 79.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the Actual Rates of Investment Return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                 PLUS FUND VALUE
                                                   DECLARED PREMIUMS

                                                          CURRENT CHARGES
                                                    ----------------------------
                                                         0.00% (-1.49% NET)
                                                    ----------------------------
END                    UNSCHEDULED                    VALUE             BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND   PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----   --------
  1    46     3,088         0         0       0         347      2,150  202,150
  2    47     3,088         0         0       0       1,888      4,493  204,493
  3    48     3,088         0         0       0       3,545      6,707  206,707
  4    49     3,088         0         0       0       5,607      8,769  208,769
  5    50     3,088         0         0       0       7,566     10,728  210,728
  6    51     3,088         0         0       0       9,694     12,539  212,539
  7    52     3,088         0         0       0      11,746     14,276  214,276
  8    53     3,088         0         0       0      13,725     15,939  215,939
  9    54     3,088         0         0       0      15,656     17,553  217,553
 10    55     3,088         0         0       0      17,515     19,096  219,096

 11    56     3,088         0         0       0      19,374     20,639  220,639
 12    57     3,088         0         0       0      21,027     21,976  221,976
 13    58     3,088         0         0       0      22,572     23,204  223,204
 14    59     3,088         0         0       0      24,032     24,348  224,348
 15    60     3,088         0         0       0      25,434     25,434  225,434
 16    61     3,088         0         0       0      26,436     26,436  226,436
 17    62     3,088         0         0       0      27,262     27,262  227,262
 18    63     3,088         0         0       0      27,865     27,865  227,865
 19    64     3,088         0         0       0      28,318     28,318  228,318
 20    65     3,088         0         0       0      28,623     28,623  228,623

 21    66     3,088         0         0       0      28,796     28,796  228,796
 22    67     3,088         0         0       0      28,776     28,776  228,776
 23    68     3,088         0         0       0      28,518     28,518  228,518
 24    69     3,088         0         0       0      27,951     27,951  227,951
 25    70     3,088         0         0       0      27,009     27,009  227,009
 26    71     3,088         0         0       0      25,694     25,694  225,694
 27    72     3,088         0         0       0      23,915     23,915  223,915
 28    73     3,088         0         0       0      21,723     21,723  221,723
 29    74     3,088         0         0       0      18,981     18,981  218,981
 30    75     3,088         0         0       0      15,646     15,646  215,646

 31    76     3,088         0         0       0      11,747     11,747  211,747
 32    77     3,088         0         0       0       7,123      7,123  207,123
 33    78     3,088         0         0       0       1,662      1,662  201,662

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 79.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                              MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00    THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                  PLUS FUND VALUE
                                                  DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)               6.00% (4.46% NET)               6.00% (4.46% NET)
                                     -----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------   -----    --------
  1    46      3,088         0           347      2,150   202,150        497      2,300   202,300        497      2,300   202,300
  2    47      3,088         0         1,578      4,184   204,184      2,010      4,616   204,616      2,329      4,935   204,935
  3    48      3,088         0         2,979      6,140   206,140      3,824      6,986   206,986      4,429      7,590   207,590
  4    49      3,088         0         4,834      7,996   207,996      6,227      9,389   209,389      7,079     10,241   210,241
  5    50      3,088         0         6,591      9,753   209,753      8,663     11,825   211,825      9,774     12,936   212,936
  6    51      3,088         0         8,566     11,412   211,412     11,450     14,295   214,295     12,783     15,629   215,629
  7    52      3,088         0        10,422     12,951   212,951     14,249     16,778   216,778     15,863     18,392   218,392
  8    53      3,088         0        12,159     14,372   214,372     17,061     19,274   219,274     19,017     21,230   221,230
  9    54      3,088         0        13,755     15,652   215,652     19,861     21,758   221,758     22,273     24,170   224,170
 10    55      3,088         0        15,214     16,795   216,795     22,649     24,230   224,230     25,611     27,192   227,192

 11    56      3,088         0        16,667     17,932   217,932     25,602     26,867   226,867     29,156     30,421   230,421
 12    57      3,088         0        17,941     18,890   218,890     28,515     29,463   229,463     32,665     33,613   233,613
 13    58      3,088         0        19,039     19,671   219,671     31,384     32,017   232,017     36,234     36,866   236,866
 14    59      3,088         0        19,938     20,254   220,254     34,184     34,500   234,500     39,891     40,207   240,207
 15    60      3,088         0        20,616     20,616   220,616     36,885     36,885   236,885     43,666     43,666   243,666
 16    61      3,088         0        20,736     20,736   220,736     39,143     39,143   239,143     47,223     47,223   247,223
 17    62      3,088         0        20,592     20,592   220,592     41,243     41,243   241,243     50,785     50,785   250,785
 18    63      3,088         0        20,187     20,187   220,187     43,176     43,176   243,176     54,303     54,303   254,303
 19    64      3,088         0        19,428     19,428   219,428     44,836     44,836   244,836     57,849     57,849   257,849
 20    65      3,088         0        18,295     18,295   218,295     46,184     46,184   246,184     61,423     61,423   261,423

 21    66      3,088         0        16,804     16,804   216,804     47,221     47,221   247,221     65,044     65,044   265,044
 22    67      3,088         0        14,875     14,875   214,875     47,841     47,841   247,841     68,648     68,648   268,648
 23    68      3,088         0        12,464     12,464   212,464     47,975     47,975   247,975     72,185     72,185   272,185
 24    69      3,088         0         9,527      9,527   209,527     47,549     47,549   247,549     75,578     75,578   275,578
 25    70      3,088         0         6,047      6,047   206,047     46,510     46,510   246,510     78,747     78,747   278,747
 26    71      3,088         0         1,934      1,934   201,934     44,729     44,729   244,729     81,679     81,679   281,679
 27    72      3,088         0             0          0         0     41,947     41,947   241,947     84,264     84,264   284,264
 28    73      3,088         0             0          0         0     38,238     38,238   238,238     86,534     86,534   286,534
 29    74      3,088         0             0          0         0     33,334     33,334   233,334     88,327     88,327   288,327
 30    75      3,088         0             0          0         0     27,003     27,003   227,003     89,568     89,568   289,568

 31    76      3,088         0             0          0         0     19,074     19,074   219,074     90,255     90,255   290,255
 32    77      3,088         0             0          0         0      9,394      9,394   209,394     90,187     90,187   290,187
 33    78      3,088         0             0          0         0          0          0         0     89,205     89,205   289,205
 34    79      3,088         0             0          0         0          0          0         0     86,300     86,300   286,300
 35    80      3,088         0             0          0         0          0          0         0     81,920     81,920   281,920
 36    81      3,088         0             0          0         0          0          0         0     75,966     75,966   275,966
 37    82      3,088         0             0          0         0          0          0         0     68,064     68,064   268,064
 38    83      3,088         0             0          0         0          0          0         0     59,250     59,250   259,250
 39    84      3,088         0             0          0         0          0          0         0     48,543     48,543   248,543
 40    85      3,088         0             0          0         0          0          0         0     35,478     35,478   235,478

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 88.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                 PLUS FUND VALUE
                                                   DECLARED PREMIUMS

                                                         GUARANTEED CHARGES                              CURRENT CHARGES
                                     -----------------------------------------------------------   ----------------------------
                                          0.00% (-1.49% NET)             6.00% (4.46% NET)              6.00% (4.46% NET)
                                     ----------------------------   ----------------------------   ----------------------------
                (1)         (2)         (3)                (5)         (6)                (8)         (9)                (11)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE      (7)    BENEFIT      VALUE      (10)   BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON       FUND    PAYABLE       ON        FUND   PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------   -----   --------   ---------   -----   --------
 41    86      3,088         0           0         0        0           0         0        0        19,938     19,938  219,938
 42    87      3,088         0           0         0        0           0         0        0         1,381      1,381  201,381

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, Contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 88.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                             SPECIFIED AMOUNT PLUS
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                      FUND VALUE
                                                   DECLARED PREMIUMS

                                                          CURRENT CHARGES
                                                    ----------------------------
                                                         6.00% (4.46% NET)
                                                    ----------------------------
END                    UNSCHEDULED                    VALUE             BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND   PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----   --------
  1    46     3,088         0         0       0         497      2,300  202,300
  2    47     3,088         0         0       0       2,329      4,935  204,935
  3    48     3,088         0         0       0       4,429      7,590  207,590
  4    49     3,088         0         0       0       7,079     10,241  210,241
  5    50     3,088         0         0       0       9,774     12,936  212,936
  6    51     3,088         0         0       0      12,783     15,629  215,629
  7    52     3,088         0         0       0      15,863     18,392  218,392
  8    53     3,088         0         0       0      19,017     21,230  221,230
  9    54     3,088         0         0       0      22,273     24,170  224,170
 10    55     3,088         0         0       0      25,611     27,192  227,192

 11    56     3,088         0         0       0      29,156     30,421  230,421
 12    57     3,088         0         0       0      32,665     33,613  233,613
 13    58     3,088         0         0       0      36,234     36,866  236,866
 14    59     3,088         0         0       0      39,891     40,207  240,207
 15    60     3,088         0         0       0      43,666     43,666  243,666
 16    61     3,088         0         0       0      47,223     47,223  247,223
 17    62     3,088         0         0       0      50,785     50,785  250,785
 18    63     3,088         0         0       0      54,303     54,303  254,303
 19    64     3,088         0         0       0      57,849     57,849  257,849
 20    65     3,088         0         0       0      61,423     61,423  261,423

 21    66     3,088         0         0       0      65,044     65,044  265,044
 22    67     3,088         0         0       0      68,648     68,648  268,648
 23    68     3,088         0         0       0      72,185     72,185  272,185
 24    69     3,088         0         0       0      75,578     75,578  275,578
 25    70     3,088         0         0       0      78,747     78,747  278,747
 26    71     3,088         0         0       0      81,679     81,679  281,679
 27    72     3,088         0         0       0      84,264     84,264  284,264
 28    73     3,088         0         0       0      86,534     86,534  286,534
 29    74     3,088         0         0       0      88,327     88,327  288,327
 30    75     3,088         0         0       0      89,568     89,568  289,568

 31    76     3,088         0         0       0      90,255     90,255  290,255
 32    77     3,088         0         0       0      90,187     90,187  290,187
 33    78     3,088         0         0       0      89,205     89,205  289,205
 34    79     3,088         0         0       0      86,300     86,300  286,300
 35    80     3,088         0         0       0      81,920     81,920  281,920
 36    81     3,088         0         0       0      75,966     75,966  275,966
 37    82     3,088         0         0       0      68,064     68,064  268,064
 38    83     3,088         0         0       0      59,250     59,250  259,250
 39    84     3,088         0         0       0      48,543     48,543  248,543
 40    85     3,088         0         0       0      35,478     35,478  235,478

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 88.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                      FUND VALUE
                                                   DECLARED PREMIUMS

                                                          CURRENT CHARGES
                                                    ----------------------------
                                                         6.00% (4.46% NET)
                                                    ----------------------------
END                    UNSCHEDULED                    VALUE             BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND   PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----   --------
 41    86     3,088         0         0       0      19,938     19,938  219,938
 42    87     3,088         0         0       0       1,381      1,381  201,381

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 88.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                             SPECIFIED AMOUNT PLUS
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                      FUND VALUE
                                                   DECLARED PREMIUMS

                                                           GUARANTEED CHARGES
                                     --------------------------------------------------------------
                                          0.00% (-1.49% NET)              12.00% (10.42% NET)
                                     -----------------------------   ------------------------------
                (1)         (2)         (3)                 (5)         (6)                  (8)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE       (7)     BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND     PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------    -----    --------
  1    46      3,088         0           347      2,150   202,150         647      2,450   202,450
  2    47      3,088         0         1,578      4,184   204,184       2,460      5,066   205,066
  3    48      3,088         0         2,979      6,140   206,140       4,743      7,904   207,904
  4    49      3,088         0         4,834      7,996   207,996       7,801     10,962   210,962
  5    50      3,088         0         6,591      9,753   209,753      11,101     14,263   214,263
  6    51      3,088         0         8,566     11,412   211,412      14,986     17,831   217,831
  7    52      3,088         0        10,422     12,951   212,951      19,141     21,670   221,670
  8    53      3,088         0        12,159     14,372   214,372      23,595     25,808   225,808
  9    54      3,088         0        13,755     15,652   215,652      28,353     30,250   230,250
 10    55      3,088         0        15,214     16,795   216,795      33,447     35,028   235,028

 11    56      3,088         0        16,667     17,932   217,932      39,161     40,426   240,426
 12    57      3,088         0        17,941     18,890   218,890      45,289     46,238   246,238
 13    58      3,088         0        19,039     19,671   219,671      51,877     52,510   252,510
 14    59      3,088         0        19,938     20,254   220,254      58,950     59,267   259,267
 15    60      3,088         0        20,616     20,616   220,616      66,536     66,536   266,536
 16    61      3,088         0        20,736     20,736   220,736      74,349     74,349   274,349
 17    62      3,088         0        20,592     20,592   220,592      82,740     82,740   282,740
 18    63      3,088         0        20,187     20,187   220,187      91,773     91,773   291,773
 19    64      3,088         0        19,428     19,428   219,428     101,415    101,415   301,415
 20    65      3,088         0        18,295     18,295   218,295     111,709    111,709   311,709

 21    66      3,088         0        16,804     16,804   216,804     122,744    122,744   322,744
 22    67      3,088         0        14,875     14,875   214,875     134,506    134,506   334,506
 23    68      3,088         0        12,464     12,464   212,464     147,026    147,026   347,026
 24    69      3,088         0         9,527      9,527   209,527     160,335    160,335   360,335
 25    70      3,088         0         6,047      6,047   206,047     174,495    174,495   374,495
 26    71      3,088         0         1,934      1,934   201,934     189,497    189,497   389,497
 27    72      3,088         0             0          0         0     205,206    205,206   405,206
 28    73      3,088         0             0          0         0     221,825    221,825   421,825
 29    74      3,088         0             0          0         0     239,226    239,226   439,226
 30    75      3,088         0             0          0         0     257,317    257,317   457,317

 31    76      3,088         0             0          0         0     276,072    276,072   476,072
 32    77      3,088         0             0          0         0     295,488    295,488   495,488
 33    78      3,088         0             0          0         0     315,560    315,560   515,560
 34    79      3,088         0             0          0         0     336,285    336,285   536,285
 35    80      3,088         0             0          0         0     357,633    357,633   557,633
 36    81      3,088         0             0          0         0     379,495    379,495   579,495
 37    82      3,088         0             0          0         0     401,723    401,723   601,723
 38    83      3,088         0             0          0         0     424,027    424,027   624,027
 39    84      3,088         0             0          0         0     446,111    446,111   646,111
 40    85      3,088         0             0          0         0     467,671    467,671   667,671

              CURRENT CHARGES
      -------------------------------
            12.00% (10.42% NET)
      -------------------------------
         (9)                  (11)
END     VALUE      (10)      BENEFIT
 OF      ON        FUND      PAYABLE
YEAR  SURRENDER    VALUE    AT DEATH
----  ---------    -----    --------
  1        647      2,450     202,450
  2      2,790      5,395     205,395
  3      5,385      8,547     208,547
  4      8,738     11,900     211,900
  5     12,364     15,526     215,526
  6     16,558     19,403     219,403
  7     21,105     23,634     223,634
  8     26,042     28,255     228,255
  9     31,435     33,332     233,332
 10     37,306     38,887     238,887
 11     43,901     45,165     245,165
 12     50,981     51,929     251,929
 13     58,701     59,334     259,334
 14     67,158     67,474     267,474
 15     76,458     76,458     276,458
 16     86,350     86,350     286,350
 17     97,150     97,150     297,150
 18    108,907    108,907     308,907
 19    121,801    121,801     321,801
 20    135,958    135,958     335,958
 21    151,533    151,533     351,533
 22    168,614    168,614     368,614
 23    187,315    187,315     387,315
 24    207,737    207,737     407,737
 25    229,994    229,994     429,994
 26    254,287    254,287     454,287
 27    280,737    280,737     480,737
 28    309,632    309,632     509,632
 29    341,087    341,087     541,087
 30    375,334    375,334     575,334
 31    412,703    412,703     612,703
 32    453,360    453,360     653,360
 33    497,537    497,537     697,537
 34    544,631    544,631     744,631
 35    595,521    595,521     795,521
 36    650,597    650,597     850,597
 37    710,015    710,015     910,015
 38    775,418    775,418     975,418
 39    846,498    846,498   1,046,498
 40    923,498    923,498   1,123,498

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                             SPECIFIED AMOUNT PLUS
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                      FUND VALUE
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES
                                     -------------------------------------------------------------
                                          0.00% (-1.49% NET)             12.00% (10.42% NET)
                                     ----------------------------   ------------------------------
                (1)         (2)         (3)                (5)         (6)                  (8)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE       (7)     BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON        FUND     PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------    -----    --------
 41    86      3,088         0           0         0        0        488,422    488,422   688,422
 42    87      3,088         0           0         0        0        508,096    508,096   708,096
 43    88      3,088         0           0         0        0        526,448    526,448   726,448
 44    89      3,088         0           0         0        0        543,207    543,207   743,207
 45    90      3,088         0           0         0        0        558,096    558,096   758,096
 46    91      3,088         0           0         0        0        570,706    570,706   770,706
 47    92      3,088         0           0         0        0        580,508    580,508   700,508
 48    93      3,088         0           0         0        0        586,788    586,788   786,788
 49    94      3,088         0           0         0        0        588,498    588,498   788,498
 50    95      3,088         0           0         0        0        583,537    583,537   783,537

               CURRENT CHARGES
      ---------------------------------
             12.00% (10.42% NET)
      ---------------------------------
         (9)                    (11)
END     VALUE       (10)       BENEFIT
 OF      ON         FUND       PAYABLE
YEAR  SURRENDER     VALUE     AT DEATH
----  ---------     -----     --------
 41   1,007,067   1,007,067   1,207,067
 42   1,097,494   1,097,494   1,297,494
 43   1,195,581   1,195,581   1,395,581
 44   1,301,967   1,301,967   1,501,967
 45   1,417,383   1,417,383   1,617,383
 46   1,542,288   1,542,288   1,742,288
 47   1,676,681   1,676,681   1,876,681
 48   1,819,724   1,819,724   2,019,724
 49   1,971,856   1,971,856   2,171,856
 50   2,133,059   2,133,059   2,333,059

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, Contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change the hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                 PLUS FUND VALUE
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    ------------------------------
                                                         12.00% (10.42% NET)
                                                    ------------------------------
END                    UNSCHEDULED                                        BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON     FUND     PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
  1    46     3,088         0         0       0          647      2,450    202,450
  2    47     3,088         0         0       0        2,790      5,395    205,395
  3    48     3,088         0         0       0        5,385      8,547    208,547
  4    49     3,088         0         0       0        8,738     11,900    211,900
  5    50     3,088         0         0       0       12,364     15,526    215,526
  6    51     3,088         0         0       0       16,558     19,403    219,403
  7    52     3,088         0         0       0       21,105     23,634    223,634
  8    53     3,088         0         0       0       26,042     28,255    228,255
  9    54     3,088         0         0       0       31,435     33,332    233,332
 10    55     3,088         0         0       0       37,306     38,887    238,887

 11    56     3,088         0         0       0       43,901     45,165    245,165
 12    57     3,088         0         0       0       50,981     51,929    251,929
 13    58     3,088         0         0       0       58,701     59,334    259,334
 14    59     3,088         0         0       0       67,158     67,474    267,474
 15    60     3,088         0         0       0       76,458     76,458    276,458
 16    61     3,088         0         0       0       86,350     86,350    286,350
 17    62     3,088         0         0       0       97,150     97,150    297,150
 18    63     3,088         0         0       0      108,907    108,907    308,907
 19    64     3,088         0         0       0      121,801    121,801    321,801
 20    65     3,088         0         0       0      135,958    135,958    335,958

 21    66     3,088         0         0       0      151,533    151,533    351,533
 22    67     3,088         0         0       0      168,614    168,614    368,614
 23    68     3,088         0         0       0      187,315    187,315    387,315
 24    69     3,088         0         0       0      207,737    207,737    407,737
 25    70     3,088         0         0       0      229,994    229,994    429,994
 26    71     3,088         0         0       0      254,287    254,287    454,287
 27    72     3,088         0         0       0      280,737    280,737    480,737
 28    73     3,088         0         0       0      309,632    309,632    509,632
 29    74     3,088         0         0       0      341,087    341,087    541,087
 30    75     3,088         0         0       0      375,334    375,334    575,334

 31    76     3,088         0         0       0      412,703    412,703    612,703
 32    77     3,088         0         0       0      453,360    453,360    653,360
 33    78     3,088         0         0       0      497,537    497,537    697,537
 34    79     3,088         0         0       0      544,631    544,431    744,631
 35    80     3,088         0         0       0      595,521    595,521    795,521
 36    81     3,088         0         0       0      650,597    650,597    850,597
 37    82     3,088         0         0       0      710,015    710,015    910,015
 38    83     3,088         0         0       0      775,418    775,418    975,418
 39    84     3,088         0         0       0      846,498    844,498  1,046,498
 40    85     3,088         0         0       0      923,498    923,498  1,123,498

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK                 PLUS FUND VALUE
                                                   DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                    VALUE                 BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
 41    86     3,088         0         0       0     1,007,067   1,007,067  1,207,067
 42    87     3,088         0         0       0     1,097,494   1,097,494  1,297,494
 43    88     3,088         0         0       0     1,195,581   1,195,581  1,395,581
 44    89     3,088         0         0       0     1,301,967   1,301,967  1,501,967
 45    90     3,088         0         0       0     1,417,383   1,417,383  1,617,383
 46    91     3,088         0         0       0     1,542,288   1,542,288  1,742,288
 47    92     3,088         0         0       0     1,676,681   1,676,681  1,876,681
 48    93     3,088         0         0       0     1,819,724   1,819,724  2,019,724
 49    94     3,088         0         0       0     1,971,856   1,971,856  2,171,856
 50    95     3,088         0         0       0     2,133,059   2,133,059  2,333,059

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)              0.00% (-1.49% NET)              0.00% (-1.49% NET)
                                     -----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------   -----    --------
  1    36      1,646         0             0        888   200,000          0        888   200,000          0        888   200,000
  2    37      1,646         0           343      1,968   200,000        343       1968   200,000        437      2,062   200,000
  3    38      1,646         0           775      3,010   200,000        775      3,010   200,000        985      3,220   200,000
  4    39      1,646         0         1,780      4,015   200,000      1,780      4,015   200,000      2,081      4,315   200,000
  5    40      1,646         0         2,749      4,984   200,000      2,749      4,984   200,000      3,139      5,373   200,000
  6    41      1,646         0         3,906      5,917   200,000      3,906      5,917   200,000      4,360      6,371   200,000
  7    42      1,646         0         5,005      6,793   200,000      5,005      6,793   200,000      5,545      7,332   200,000
  8    43      1,646         0         6,071      7,635   200,000      6,071      7,635   200,000      6,718      8,282   200,000
  9    44      1,646         0         7,080      8,421   200,000      7,080      8,421   200,000      7,855      9,196   200,000
 10    45      1,646         0         8,035      9,152   200,000      8,035      9,152   200,000      8,959     10,076   200,000

 11    46      1,646         0         9,019      9,913   200,000      9,019      9,913   200,000     10,072     10,966   200,000
 12    47      1,646         0         9,953     10,623   200,000      9,953     10,623   200,000     11,135     11,805   200,000
 13    48      1,646         0        10,838     11,285   200,000     10,838     11,285   200,000     12,168     12,615   200,000
 14    49      1,646         0        11,651     11,874   200,000     11,651     11,874   200,000     13,152     13,375   200,000
 15    50      1,646         0        12,394     12,394   200,000     12,394     12,394   200,000     14,086     14,086   200,000
 16    51      1,646         0        12,843     12,843   200,000     12,843     12,843   200,000     14,748     14,748   200,000
 17    52      1,646         0        13,201     13,201   200,000     13,201     13,201   200,000     15,339     15,339   200,000
 18    53      1,646         0        13,469     13,469   200,000     13,469     13,469   200,000     15,884     15,884   200,000
 19    54      1,646         0        13,624     13,624   200,000     13,624     13,624   200,000     16,381     16,381   200,000
 20    55      1,646         0        13,668     13,668   200,000     13,668     13,668   200,000     16,854     16,854   200,000

 21    56      1,646         0        13,611     13,611   200,000     13,611     13,611   200,000     17,335     17,335   200,000
 22    57      1,646         0        13,399     13,399   200,000     13,399     13,399   200,000     17,727     17,727   200,000
 23    58      1,646         0        13,031     13,031   200,000     13,031     13,031   200,000     18,009     18,009   200,000
 24    59      1,646         0        12,484     12,484   200,000     12,484     12,484   200,000     18,181     18,181   200,000
 25    60      1,646         0        11,736     11,736   200,000     11,736     11,736   200,000     18,222     18,222   200,000
 26    61      1,646         0        10,761     10,761   200,000     10,761     10,761   200,000     18,134     18,134   200,000
 27    62      1,646         0         9,534      9,534   200,000      9,534      9,534   200,000     17,893     17,893   200,000
 28    63      1,646         0         8,050      8,050   200,000      8,050      8,050   200,000     17,479     17,479   200,000
 29    64      1,646         0         6,213      6,213   200,000      6,213      6,213   200,000     16,913     16,913   200,000
 30    65      1,646         0         3,989      3,989   200,000      3,989      3,989   200,000     16,193     16,193   200,000

 31    66      1,646         0         1,320      1,320   200,000      1,320      1,320   200,000     15,296     15,296   200,000
 32    67      1,646         0             0          0         0          0          0         0     14,220     14,220   200,000
 33    68      1,646         0             0          0         0          0          0         0     12,918     12,918   200,000
 34    69      1,646         0             0          0         0          0          0         0     11,317     11,317   200,000
 35    70      1,646         0             0          0         0          0          0         0      9,344      9,344   200,000
 36    71      1,646         0             0          0         0          0          0         0      6,988      6,988   200,000
 37    72      1,646         0             0          0         0          0          0         0      4,143      4,143   200,000
 38    73      1,646         0             0          0         0          0          0         0        836        836   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, Contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 74.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                                                 ALLOCATION OF VALUES
FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                          CURRENT CHARGES
                                                    ----------------------------
                                                         0.00% (-1.49% NET)
                                                    ----------------------------
END                    UNSCHEDULED                    VALUE             BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND   PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----   --------
  1    36     1,646         0         0       0           0        888  200,000
  2    37     1,646         0         0       0         437      2,062  200,000
  3    38     1,646         0         0       0         985      3,220  200,000
  4    39     1,646         0         0       0       2,081      4,315  200,000
  5    40     1,646         0         0       0       3,139      5,373  200,000
  6    41     1,646         0         0       0       4,360      6,371  200,000
  7    42     1,646         0         0       0       5,545      7,332  200,000
  8    43     1,646         0         0       0       6,718      8,282  200,000
  9    44     1,646         0         0       0       7,855      9,196  200,000
 10    45     1,646         0         0       0       8,959     10,076  200,000

 11    46     1,646         0         0       0      10,072     10,966  200,000
 12    47     1,646         0         0       0      11,135     11,805  200,000
 13    48     1,646         0         0       0      12,168     12,615  200,000
 14    49     1,646         0         0       0      13,152     13,375  200,000
 15    50     1,646         0         0       0      14,086     14,086  200,000
 16    51     1,646         0         0       0      14,748     14,748  200,000
 17    52     1,646         0         0       0      15,339     15,339  200,000
 18    53     1,646         0         0       0      15,884     15,884  200,000
 19    54     1,646         0         0       0      16,381     16,381  200,000
 20    55     1,646         0         0       0      16,854     16,854  200,000

 21    56     1,646         0         0       0      17,335     17,335  200,000
 22    57     1,646         0         0       0      17,727     17,727  200,000
 23    58     1,646         0         0       0      18,009     18,009  200,000
 24    59     1,646         0         0       0      18,181     18,181  200,000
 25    60     1,646         0         0       0      18,222     18,222  200,000
 26    61     1,646         0         0       0      18,134     18,134  200,000
 27    62     1,646         0         0       0      17,893     17,893  200,000
 28    63     1,646         0         0       0      17,479     17,479  200,000
 29    64     1,646         0         0       0      16,913     16,913  200,000
 30    65     1,646         0         0       0      16,193     16,193  200,000

 31    66     1,646         0         0       0      15,296     15,296  200,000
 32    67     1,646         0         0       0      14,220     14,220  200,000
 33    68     1,646         0         0       0      12,918     12,918  200,000
 34    69     1,646         0         0       0      11,317     11,317  200,000
 35    70     1,646         0         0       0       9,344      9,344  200,000
 36    71     1,646         0         0       0       6,988      6,988  200,000
 37    72     1,646         0         0       0       4,143      4,143  200,000
 38    73     1,646         0         0       0         836        836  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 74.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)               6.00% (4.46% NET)               6.00% (4.46% NET)
                                     -----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------   -----    --------
  1    36      1,646         0             0        888   200,000          0        960   200,000          0        960   200,000
  2    37      1,646         0           343      1,968   200,000        549      2,174   200,000        646      2,271   200,000
  3    38      1,646         0           775      3,010   200,000      1,186      3,420   200,000      1,408      3,663   200,000
  4    39      1,646         0         1,780      4,015   200,000      2,466      4,701   200,000      2,795      5,030   200,000
  5    40      1,646         0         2,749      4,984   200,000      3,783      6,017   200,000      4,222      6,457   200,000
  6    41      1,646         0         3,906      5,917   200,000      5,361      7,372   200,000      5,892      7,903   200,000
  7    42      1,646         0         5,005      6,793   200,000      6,956      8,743   200,000      7,606      9,393   200,000
  8    43      1,646         0         6,071      7,635   200,000      8,592     10,156   200,000      9,389     10,953   200,000
  9    44      1,646         0         7,080      8,421   200,000     10,249     11,590   200,000     11,222     12,563   200,000
 10    45      1,646         0         8,035      9,152   200,000     11,928     13,045   200,000     13,108     14,225   200,000

 11    46      1,646         0         9,019      9,913   200,000     13,741     14,634   200,000     15,120     16,014   200,000
 12    47      1,646         0         9,953     10,623   200,000     15,593     16,263   200,000     17,181     17,851   200,000
 13    48      1,646         0        10,838     11,285   200,000     17,487     17,934   200,000     19,317     19,764   200,000
 14    49      1,646         0        11,651     11,874   200,000     19,405     19,628   200,000     21,510     21,734   200,000
 15    50      1,646         0        12,394     12,394   200,000     21,348     21,348   200,000     23,765     23,765   200,000
 16    51      1,646         0        12,843     12,843   200,000     23,097     23,097   200,000     25,862     25,862   200,000
 17    52      1,646         0        13,201     13,201   200,000     24,855     24,855   200,000     28,008     28,008   200,000
 18    53      1,646         0        13,469     13,469   200,000     26,625     26,625   200,000     30,228     30,228   200,000
 19    54      1,646         0        13,624     13,624   200,000     28,388     28,388   200,000     32,527     32,527   200,000
 20    55      1,646         0        13,668     13,668   200,000     30,146     30,146   200,000     34,932     34,932   200,000

 21    56      1,646         0        13,611     13,611   200,000     31,916     31,916   200,000     37,483     37,483   200,000
 22    57      1,646         0        13,399     13,399   200,000     33,643     33,643   200,000     40,095     40,095   200,000
 23    58      1,646         0        13,031     13,031   200,000     35,330     35,330   200,000     42,755     42,755   200,000
 24    59      1,646         0        12,484     12,484   200,000     36,957     36,957   200,000     45,467     45,467   200,000
 25    60      1,646         0        11,736     11,736   200,000     38,503     38,503   200,000     48,220     48,220   200,000
 26    61      1,646         0        10,761     10,761   200,000     39,946     39,946   200,000     51,021     51,021   200,000
 27    62      1,646         0         9,534      9,534   200,000     41,265     41,265   200,000     53,857     53,857   200,000
 28    63      1,646         0         8,050      8,050   200,000     42,454     42,454   200,000     56,719     56,719   200,000
 29    64      1,646         0         6,213      6,213   200,000     43,431     43,431   200,000     59,630     59,630   200,000
 30    65      1,646         0         3,989      3,989   200,000     44,166     44,166   200,000     62,600     62,600   200,000

 31    66      1,646         0         1,320      1,320   200,000     44,606     44,606   200,000     65,619     65,619   200,000
 32    67      1,646         0             0          0         0     44,713     44,713   200,000     68,697     68,697   200,000
 33    68      1,646         0             0          0         0     44,424     44,424   200,000     71,812     71,812   200,000
 34    69      1,646         0             0          0         0     43,667     43,667   200,000     74,927     74,927   200,000
 35    70      1,646         0             0          0         0     42,382     42,382   200,000     78,007     78,007   200,000
 36    71      1,646         0             0          0         0     40,438     40,438   200,000     81,061     81,061   200,000
 37    72      1,646         0             0          0         0     37,583     37,583   200,000     84,041     84,041   200,000
 38    73      1,646         0             0          0         0     33,810     33,810   200,000     86,985     86,985   200,000
 39    74      1,646         0             0          0         0     28,810     28,810   200,000     89,821     89,821   200,000
 40    75      1,646         0             0          0         0     22,254     22,254   200,000     92,531     92,531   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 92.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                               CURRENT CHARGES
                                     ------------------------------------------------------------   ------------------------------
                                          0.00% (-1.49% NET)              6.00% (4.46% NET)               6.00% (4.46% NET)
                                     ----------------------------   -----------------------------   ------------------------------
                (1)         (2)         (3)                (5)         (6)                 (8)         (9)                  (11)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)     BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND     PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------   -----    --------   ---------    -----    --------
 41    76      1,646         0           0         0        0        13,804     13,804   200,000      95,134     95,134   200,000
 42    77      1,646         0           0         0        0         3,059      3,059   200,000      97,548     97,548   200,000
 43    78      1,646         0           0         0        0             0          0         0      99,712     99,712   200,000
 44    79      1,646         0           0         0        0             0          0         0     101,137    101,137   200,000
 45    80      1,646         0           0         0        0             0          0         0     102,047    102,047   200,000
 46    81      1,646         0           0         0        0             0          0         0     102,384    102,384   200,000
 47    82      1,646         0           0         0        0             0          0         0     101,937    101,937   200,000
 48    83      1,646         0           0         0        0             0          0         0     101,172    101,172   200,000
 49    84      1,646         0           0         0        0             0          0         0      99,565     99,565   200,000
 50    85      1,646         0           0         0        0             0          0         0      96,780     96,780   200,000

 51    86      1,646         0           0         0        0             0          0         0      92,591     92,591   200,000
 52    87      1,646         0           0         0        0             0          0         0      86,453     86,453   200,000
 53    88      1,646         0           0         0        0             0          0         0      77,919     77,919   200,000
 54    89      1,646         0           0         0        0             0          0         0      66,217     66,217   200,000
 55    90      1,646         0           0         0        0             0          0         0      50,297     50,297   200,000
 56    91      1,646         0           0         0        0             0          0         0      28,384     28,384   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 92.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                              MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00       THE MUTUAL INSURANCE COMPANY OF NEW YORK
                                                  DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    ------------------------------
                                                          6.00% (4.46% NET)
                                                    ------------------------------
END                    UNSCHEDULED                    VALUE               BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND     PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----    --------
  1    36     1,646         0         0       0           0         960   200,000
  2    37     1,646         0         0       0         646       2,271   200,000
  3    38     1,646         0         0       0       1,408       3,643   200,000
  4    39     1,646         0         0       0       2,795       5,030   200,000
  5    40     1,646         0         0       0       4,222       6,457   200,000
  6    41     1,646         0         0       0       5,892       7,903   200,000
  7    42     1,646         0         0       0       7,606       9,393   200,000
  8    43     1,646         0         0       0       9,389      10,953   200,000
  9    44     1,646         0         0       0      11,222      12,563   200,000
 10    45     1,646         0         0       0      13,108      14,225   200,000

 11    46     1,646         0         0       0      15,120      16,014   200,000
 12    47     1,646         0         0       0      17,181      17,851   200,000
 13    48     1,646         0         0       0      19,317      19,764   200,000
 14    49     1,646         0         0       0      21,510      21,734   200,000
 15    50     1,646         0         0       0      23,765      23,765   200,000
 16    51     1,646         0         0       0      25,862      25,862   200,000
 17    52     1,646         0         0       0      28,008      28,008   200,000
 18    53     1,646         0         0       0      30,228      30,228   200,000
 19    54     1,646         0         0       0      32,527      32,527   200,000
 20    55     1,646         0         0       0      34,932      34,932   200,000

 21    56     1,646         0         0       0      37,483      37,483   200,000
 22    57     1,646         0         0       0      40,095      40,095   200,000
 23    58     1,646         0         0       0      42,755      42,755   200,000
 24    59     1,646         0         0       0      45,467      45,467   200,000
 25    60     1,646         0         0       0      48,220      48,220   200,000
 26    61     1,646         0         0       0      51,021      51,021   200,000
 27    62     1,646         0         0       0      53,857      53,857   200,000
 28    63     1,646         0         0       0      56,719      56,719   200,000
 29    64     1,646         0         0       0      59,630      59,630   200,000
 30    65     1,646         0         0       0      62,600      62,600   200,000

 31    66     1,646         0         0       0      65,619      65,619   200,000
 32    67     1,646         0         0       0      68,697      68,697   200,000
 33    68     1,646         0         0       0      71,812      71,812   200,000
 34    69     1,646         0         0       0      74,927      74,927   200,000
 35    70     1,646         0         0       0      78,007      78,007   200,000
 36    71     1,646         0         0       0      81,061      81,061   200,000
 37    72     1,646         0         0       0      84,041      84,041   200,000
 38    73     1,646         0         0       0      86,985      86,985   200,000
 39    74     1,646         0         0       0      89,821      89,821   200,000
 40    75     1,646         0         0       0      92,531      92,531   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 92.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
 41    76     1,646         0         0       0       95,134     95,134  200,000
 42    77     1,646         0         0       0       97,548     97,548  200,000
 43    78     1,646         0         0       0       99,712     99,712  200,000
 44    79     1,646         0         0       0      101,137    101,137  200,000
 45    80     1,646         0         0       0      102,047    102,047  200,000
 46    81     1,646         0         0       0      102,384    102,384  200,000
 47    82     1,646         0         0       0      101,937    101,937  200,000
 48    83     1,646         0         0       0      101,172    101,172  200,000
 49    84     1,646         0         0       0       99,565     99,565  200,000
 50    85     1,646         0         0       0       96,780     96,780  200,000

 51    86     1,646         0         0       0       92,591     92,591  200,000
 52    87     1,646         0         0       0       86,453     86,453  200,000
 53    88     1,646         0         0       0       77,919     77,919  200,000
 54    89     1,646         0         0       0       66,217     66,217  200,000
 55    90     1,646         0         0       0       50,297     50,297  200,000
 56    91     1,646         0         0       0       28,384     28,384  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 92.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)              12.00% (10.42% NET)             12.00% (10.42% NET)
                                     -----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE       (7)    BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE   AT DEATH   SURRENDER    VALUE   AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------    -----   --------   ---------    -----   --------
  1    36      1,646         0             0        888   200,000           0      1,032  200,000           0      1,032  200,000
  2    37      1,646         0           343      1,968   200,000         765      2,389  200,000         865      2,489  200,000
  3    38      1,646         0           775      3,010   200,000       1,631      3,866  200,000       1,866      4,101  200,000
  4    39      1,646         0         1,780      4,015   200,000       3,240      5,475  200,000       3,599      5,833  200,000
  5    40      1,646         0         2,749      4,984   200,000       4,996      7,231  200,000       5,490      7,725  200,000
  6    41      1,646         0         3,906      5,917   200,000       7,138      9,149  200,000       7,758      9,769  200,000
  7    42      1,646         0         5,005      6,793   200,000       9,437     11,225  200,000      10,219     12,006  200,000
  8    43      1,646         0         6,071      7,635   200,000      11,934     13,499  200,000      12,918     14,482  200,000
  9    44      1,646         0         7,080      8,421   200,000      14,628     15,969  200,000      15,857     17,197  200,000
 10    45      1,646         0         8,035      9,152   200,000      17,542     18,659  200,000      19,062     20,180  200,000

 11    46      1,646         0         9,019      9,913   200,000      20,845     21,739  200,000      22,674     23,568  200,000
 12    47      1,646         0         9,953     10,623   200,000      24,454     25,124  200,000      26,624     27,294  200,000
 13    48      1,646         0        10,838     11,285   200,000      28,404     28,850  200,000      30,972     31,419  200,000
 14    49      1,646         0        11,651     11,874   200,000      32,714     32,937  200,000      35,745     35,968  200,000
 15    50      1,646         0        12,394     12,394   200,000      37,429     37,429  200,000      40,992     40,992  200,000
 16    51      1,646         0        12,843     12,843   200,000      42,375     42,375  200,000      46,547     46,547  200,000
 17    52      1,646         0        13,201     13,201   200,000      47,812     47,812  200,000      52,677     52,677  200,000
 18    53      1,646         0        13,469     13,469   200,000      53,803     53,803  200,000      59,471     59,471  200,000
 19    54      1,646         0        13,624     13,624   200,000      60,400     60,400  200,000      67,008     67,008  200,000
 20    55      1,646         0        13,668     13,668   200,000      67,681     67,681  200,000      75,394     75,394  200,000

 21    56      1,646         0        13,611     13,611   200,000      75,758     75,758  200,000      84,766     84,766  200,000
 22    57      1,646         0        13,399     13,399   200,000      84,685     84,685  200,000      95,160     95,160  200,000
 23    58      1,646         0        13,031     13,031   200,000      94,579     94,579  200,000     106,692    106,692  200,000
 24    59      1,646         0        12,484     12,484   200,000     105,562    105,562  200,000     119,510    119,510  200,000
 25    60      1,646         0        11,736     11,736   200,000     117,776    117,776  200,000     133,771    133,771  200,000
 26    61      1,646         0        10,761     10,761   200,000     131,391    131,391  200,000     149,667    149,667  200,000
 27    62      1,646         0         9,534      9,534   200,000     146,607    146,607  200,000     167,371    167,371  214,235
 28    63      1,646         0         8,050      8,050   200,000     163,658    163,658  206,209     186,969    186,969  235,581
 29    64      1,646         0         6,213      6,213   200,000     182,568    182,568  226,384     208,661    208,661  258,740
 30    65      1,646         0         3,989      3,989   200,000     203,450    203,450  248,209     232,678    232,678  283,867

 31    66      1,646         0         1,320      1,320   200,000     226,515    226,515  271,818     259,273    259,273  311,127
 32    67      1,646         0             0          0         0     251,947    251,947  299,817     288,696    288,696  343,548
 33    68      1,646         0             0          0         0     278,982    279,982  330,379     321,238    321,238  379,061
 34    69      1,646         0             0          0         0     310,883    310,883  363,733     357,214    357,214  417,940
 35    70      1,646         0             0          0         0     344,947    344,947  400,139     396,970    396,970  460,485
 36    71      1,646         0             0          0         0     382,486    382,486  439,859     440,914    440,914  507,051
 37    72      1,646         0             0          0         0     423,978    423,978  479,095     489,576    489,576  553,221
 38    73      1,646         0             0          0         0     469,959    499,959  521,655     543,534    543,534  603,323
 39    74      1,646         0             0          0         0     520,964    520,964  567,850     603,391    603,391  657,696
 40    75      1,646         0             0          0         0     577,644    577,644  618,079     669,873    669,873  716,764

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, Mony Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                           GUARANTEED CHARGES
                                     ---------------------------------------------------------------
                                          0.00% (-1.49% NET)              12.00% (10.42% NET)
                                     ----------------------------   --------------------------------
                (1)         (2)         (3)                (5)         (6)                    (8)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE        (7)      BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON         FUND      PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER     VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------     -----    --------
 41    76      1,646         0           0         0        0        640,798      640,798    672,838
 42    77      1,646         0           0         0        0        710,436      710,436    745,958
 43    78      1,646         0           0         0        0        787,183      787,183    826,543
 44    79      1,646         0           0         0        0        871,719      871,719    915,304
 45    80      1,646         0           0         0        0        964,773      964,773  1,013,011
 46    81      1,646         0           0         0        0       1,067,118   1,067,118  1,120,474
 47    82      1,646         0           0         0        0       1,179,573   1,179,573  1,238,552
 48    83      1,646         0           0         0        0       1,302,973   1,302,973  1,368,121
 49    84      1,646         0           0         0        0       1,438,197   1,438,197  1,510,107
 50    85      1,646         0           0         0        0       1,586,175   1,586,175  1,665,483

 51    86      1,646         0           0         0        0       1,747,891   1,747,891  1,835,286
 52    87      1,646         0           0         0        0       1,924,397   1,924,397  2,020,616
 53    88      1,646         0           0         0        0       2,116,813   2,116,813  2,222,654
 54    89      1,646         0           0         0        0       2,3263,15   2,326,315  2,442,631
 55    90      1,646         0           0         0        0       2,554,145   2,554,145  2,681,852
 56    91      1,646         0           0         0        0       2,801,529   2,801,529  2,941,606
 57    92      1,646         0           0         0        0       3,077,820   3,077,820  3,200,932
 58    93      1,646         0           0         0        0       3,387,960   3,387,960  3,489,598
 59    94      1,646         0           0         0        0       3,738,035   3,738,035  3,812,795
 60    95      1,646         0           0         0        0       4,135,640   4,135,640  4,176,996

              CURRENT CHARGES
      --------------------------------
            12.00% (10.42% NET)
      --------------------------------
         (9)                   (11)
END     VALUE       (10)      BENEFIT
 OF      ON         FUND      PAYABLE
YEAR  SURRENDER     VALUE    AT DEATH
----  ---------     -----    --------
 41    743,833      743,833    781,025
 42    825,613      825,613    866,894
 43    915,994      915,994    961,794
 44   1,015,619   1,015,619  1,066,400
 45   1,125,529   1,125,529  1,181,805
 46   1,246,738   1,246,738  1,309,075
 47   1,380,262   1,380,262  1,449,275
 48   1,527,711   1,527,711  1,604,096
 49   1,690,131   1,690,131  1,774,638
 50   1,868,809   1,868,809  1,962,249
 51   2,065,279   2,065,279  2,168,542
 52   2,280,979   2,280,979  2,395,027
 53   2,517,684   2,517,684  2,643,568
 54   2,777,159   2,777,159  2,916,017
 55   3,061,290   3,061,290  3,214,354
 56   3,371,785   3,371,785  3,540,374
 57   3,716,590   3,716,590  3,865,253
 58   4,100,320   4,100,320  4,223,329
 59   4,530,124   4,530,124  4,620,727
 60   5,015,028   5,015,028  5,065,178

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                                                 ALLOCATION OF VALUES
FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                         12.00% (10.42% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
  1    36     1,646         0         0       0            0      1,032  200,000
  2    37     1,646         0         0       0          865      2,489  200,000
  3    38     1,646         0         0       0        1,866      4,101  200,000
  4    39     1,646         0         0       0        3,599      5,833  200,000
  5    40     1,646         0         0       0        5,490      7,725  200,000
  6    41     1,646         0         0       0        7,758      9,769  200,000
  7    42     1,646         0         0       0       10,219     12,006  200,000
  8    43     1,646         0         0       0       12,918     14,482  200,000
  9    44     1,646         0         0       0       15,857     17,197  200,000
 10    45     1,646         0         0       0       19,062     20,180  200,000

 11    46     1,646         0         0       0       22,674     23,568  200,000
 12    47     1,646         0         0       0       26,624     27,294  200,000
 13    48     1,646         0         0       0       30,972     31,419  200,000
 14    49     1,646         0         0       0       35,745     35,968  200,000
 15    50     1,646         0         0       0       40,992     40,992  200,000
 16    51     1,646         0         0       0       46,547     46,547  200,000
 17    52     1,646         0         0       0       52,677     52,677  200,000
 18    53     1,646         0         0       0       59,471     59,471  200,000
 19    54     1,646         0         0       0       67,008     67,008  200,000
 20    55     1,646         0         0       0       75,394     75,394  200,000

 21    56     1,646         0         0       0       84,766     84,766  200,000
 22    57     1,646         0         0       0       95,160     95,160  200,000
 23    58     1,646         0         0       0      106,692    106,692  200,000
 24    59     1,646         0         0       0      119,510    119,510  200,000
 25    60     1,646         0         0       0      133,771    133,771  200,000
 26    61     1,646         0         0       0      149,667    149,667  200,000
 27    62     1,646         0         0       0      167,371    167,371  214,235
 28    63     1,646         0         0       0      186,969    186,969  235,581
 29    64     1,646         0         0       0      208,661    208,661  258,740
 30    65     1,646         0         0       0      232,678    232,678  283,867

 31    66     1,646         0         0       0      259,273    259,273  311,127
 32    67     1,646         0         0       0      288,696    288,696  343,548
 33    68     1,646         0         0       0      321,238    321,238  379,061
 34    69     1,646         0         0       0      357,214    357,214  417,940
 35    70     1,646         0         0       0      396,970    396,970  460,485
 36    71     1,646         0         0       0      440,914    440,914  507,051
 37    72     1,646         0         0       0      489,576    489,576  553,221
 38    73     1,646         0         0       0      543,534    543,534  603,323
 39    74     1,646         0         0       0      603,391    603,391  657,696
 40    75     1,646         0         0       0      669,873    669,873  716,764

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                    VALUE                 BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
 41    76     1,646         0         0       0      743,833      743,833    781,025
 42    77     1,646         0         0       0      825,613      825,613    866,894
 43    78     1,646         0         0       0      915,994      915,994    961,794
 44    79     1,646         0         0       0     1,015,619   1,015,619  1,066,400
 45    80     1,646         0         0       0     1,125,529   1,125,529  1,181,805
 46    81     1,646         0         0       0     1,246,738   1,246,738  1,309,075
 47    82     1,646         0         0       0     1,380,262   1,380,262  1,449,275
 48    83     1,646         0         0       0     1,527,711   1,527,711  1,604,096
 49    84     1,646         0         0       0     1,690,131   1,690,131  1,774,638
 50    85     1,646         0         0       0     1,868,809   1,868,809  1,962,249

 51    86     1,646         0         0       0     2,065,279   2,065,279  2,168,542
 52    87     1,646         0         0       0     2,280,979   2,280,979  2,395,027
 53    88     1,646         0         0       0     2,517,684   2,517,684  2,643,568
 54    89     1,646         0         0       0     2,777,159   2,777,159  2,916,017
 55    90     1,646         0         0       0     3,061,290   3,061,290  3,214,354
 56    91     1,646         0         0       0     3,371,785   3,371,785  3,540,374
 57    92     1,646         0         0       0     3,716,590   3,716,590  3,865,253
 58    93     1,646         0         0       0     4,100,320   4,100,320  4,223,329
 59    94     1,646         0         0       0     4,530,124   4,530,124  4,620,727
 60    95     1,646         0         0       0     5,015,028   5,015,028  5,065,178

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)              0.00% (-1.49% NET)              0.00% (-1.49% NET)
                                     -----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------   -----    --------
  1    56      5,010         0         1,330      3,632   200,000      1,330      3,632   200,000      1,330      3,632   200,000
  2    57      5,010         0         3,701      6,488   200,000      3,701      6,488   200,000      4,642      7,429   200,000
  3    58      5,010         0         4,910      9,166   200,000      4,910      9,166   200,000      6,791     11,048   200,000
  4    59      5,010         0         7,394     11,651   200,000      7,394     11,651   200,000     10,196     14,452   200,000
  5    60      5,010         0         9,668     13,925   200,000      9,668     13,925   200,000     13,372     17,629   200,000
  6    61      5,010         0        12,142     15,973   200,000     12,142     15,973   200,000     16,713     20,544   200,000
  7    62      5,010         0        14,372     17,778   200,000     14,372     17,778   200,000     19,971     23,376   200,000
  8    63      5,010         0        16,366     19,345   200,000     16,366     19,345   200,000     23,146     26,126   200,000
  9    64      5,010         0        18,040     20,594   200,000     18,040     20,594   200,000     26,223     28,777   200,000
 10    65      5,010         0        19,379     21,507   200,000     19,379     21,507   200,000     29,083     31,212   200,000

 11    66      5,010         0        20,563     22,265   200,000     20,563     22,265   200,000     31,810     33,512   200,000
 12    67      5,010         0        21,355     22,632   200,000     21,355     22,632   200,000     34,268     35,545   200,000
 13    68      5,010         0        21,709     22,560   200,000     21,709     22,560   200,000     36,580     37,431   200,000
 14    69      5,010         0        21,576     22,001   200,000     21,576     22,001   200,000     38,692     39,117   200,000
 15    70      5,010         0        20,921     20,921   200,000     20,921     20,921   200,000     40,587     40,587   200,000
 16    71      5,010         0        19,217     19,217   200,000     19,217     19,217   200,000     41,786     41,786   200,000
 17    72      5,010         0        16,664     16,664   200,000     16,664     16,664   200,000     42,661     42,661   200,000
 18    73      5,010         0        13,327     13,327   200,000     13,327     13,327   200,000     43,005     43,005   200,000
 19    74      5,010         0         8,949      8,949   200,000      8,949      8,949   200,000     43,038     43,038   200,000
 20    75      5,010         0         3,282      3,282   200,000      3,282      3,282   200,000     42,605     42,605   200,000

 21    76      5,010         0             0          0         0          0          0         0     41,796     41,796   200,000
 22    77      5,010         0             0          0         0          0          0         0     40,362     40,362   200,000
 23    78      5,010         0             0          0         0          0          0         0     38,178     38,178   200,000
 24    79      5,010         0             0          0         0          0          0         0     34,438     34,438   200,000
 25    80      5,010         0             0          0         0          0          0         0     29,452     29,452   200,000
 26    81      5,010         0             0          0         0          0          0         0     23,075     23,075   200,000
 27    82      5,010         0             0          0         0          0          0         0     14,881     14,881   200,000
 28    83      5,010         0             0          0         0          0          0         0      5,682      5,682   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 84.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20           INITIAL GUIDELINE ANNUAL: $5,926.12             INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                              MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00       THE MUTUAL INSURANCE COMPANY OF NEW YORK
                                                  DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                         0.00% (-1.49% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----    --------
  1    56     5,010         0         0       0       1,330      3,632   200,000
  2    57     5,010         0         0       0       4,642      7,429   200,000
  3    58     5,010         0         0       0       6,791     11,048   200,000
  4    59     5,010         0         0       0      10,196     14,452   200,000
  5    60     5,010         0         0       0      13,372     17,629   200,000
  6    61     5,010         0         0       0      16,713     20,544   200,000
  7    62     5,010         0         0       0      19,971     23,376   200,000
  8    63     5,010         0         0       0      23,146     26,126   200,000
  9    64     5,010         0         0       0      26,223     28,777   200,000
 10    65     5,010         0         0       0      29,083     31,212   200,000

 11    66     5,010         0         0       0      31,810     33,512   200,000
 12    67     5,010         0         0       0      34,268     35,545   200,000
 13    68     5,010         0         0       0      36,580     37,431   200,000
 14    69     5,010         0         0       0      38,692     39,117   200,000
 15    70     5,010         0         0       0      40,587     40,587   200,000
 16    71     5,010         0         0       0      41,786     41,786   200,000
 17    72     5,010         0         0       0      42,661     42,661   200,000
 18    73     5,010         0         0       0      43,005     43,005   200,000
 19    74     5,010         0         0       0      43,038     43,038   200,000
 20    75     5,010         0         0       0      42,605     42,605   200,000

 21    76     5,010         0         0       0      41,796     41,796   200,000
 22    77     5,010         0         0       0      40,362     40,362   200,000
 23    78     5,010         0         0       0      38,178     38,178   200,000
 24    79     5,010         0         0       0      34,438     34,438   200,000
 25    80     5,010         0         0       0      29,452     29,452   200,000
 26    81     5,010         0         0       0      23,075     23,075   200,000
 27    82     5,010         0         0       0      14,881     14,881   200,000
 28    83     5,010         0         0       0       5,682      5,682   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 84.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20           INITIAL GUIDELINE ANNUAL: $5,926.12             INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                               CURRENT CHARGES
                                     ------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)              6.00% (4.46% NET)               6.00% (4.46% NET)
                                     -----------------------------   ----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)    BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND   PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE   AT DEATH   SURRENDER    VALUE   AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----   --------   ---------    -----   --------
  1    56      5,010         0         1,330      3,632   200,000      1,578      3,881  200,000       1,578      3,881  200,000
  2    57      5,010         0         3,701      6,488   200,000      4,405      7,192  200,000       5,375      8,161  200,000
  3    58      5,010         0         4,910      9,166   200,000      6,261     10,518  200,000       8,254     12,511  200,000
  4    59      5,010         0         7,394     11,651   200,000      9,586     13,842  200,000      12,638     16,895  200,000
  5    60      5,010         0         9,668     13,925   200,000     12,893     17,149  200,000      17,045     21,301  200,000
  6    61      5,010         0        12,142     15,973   200,000     16,592     20,423  200,000      21,868     25,698  200,000
  7    62      5,010         0        14,372     17,778   200,000     20,243     23,648  200,000      26,860     30,265  200,000
  8    63      5,010         0        16,366     19,345   200,000     23,850     26,830  200,000      32,034     35,013  200,000
  9    64      5,010         0        18,040     20,594   200,000     27,337     29,891  200,000      37,383     39,937  200,000
 10    65      5,010         0        19,379     21,507   200,000     30,687     32,815  200,000      42,807     44,935  200,000

 11    66      5,010         0        20,563     22,265   200,000     34,157     35,860  200,000      48,499     50,202  200,000
 12    67      5,010         0        21,355     22,632   200,000     37,469     38,746  200,000      54,273     55,550  200,000
 13    68      5,010         0        21,709     22,560   200,000     40,585     41,436  200,000      60,255     61,107  200,000
 14    69      5,010         0        21,576     22,001   200,000     43,466     43,891  200,000      66,422     66,848  200,000
 15    70      5,010         0        20,921     20,921   200,000     46,087     46,087  200,000      72,786     72,786  200,000
 16    71      5,010         0        19,217     19,217   200,000     47,940     47,940  200,000      78,906     78,906  200,000
 17    72      5,010         0        16,664     16,664   200,000     49,265     49,265  200,000      85,200     85,200  200,000
 18    73      5,010         0        13,327     13,327   200,000     50,118     50,118  200,000      91,561     91,561  200,000
 19    74      5,010         0         8,949      8,949   200,000     50,296     50,296  200,000      98,193     98,193  200,000
 20    75      5,010         0         3,282      3,282   200,000     49,600     49,600  200,000     105,049    105,049  200,000

 21    76      5,010         0             0          0         0     47,966     47,966  200,000     112,301    112,301  200,000
 22    77      5,010         0             0          0         0     45,095     45,095  200,000     119,846    119,846  200,000
 23    78      5,010         0             0          0         0     40,737     40,737  200,000     127,725    127,725  200,000
 24    79      5,010         0             0          0         0     34,573     34,573  200,000     135,719    135,719  200,000
 25    80      5,010         0             0          0         0     26,175     26,175  200,000     144,155    144,155  200,000
 26    81      5,010         0             0          0         0     14,914     14,914  200,000     153,191    153,191  200,000
 27    82      5,010         0             0          0         0          0          0        0     162,964    162,964  200,000
 28    83      5,010         0             0          0         0          0          0        0     173,910    173,910  200,000
 29    84      5,010         0             0          0         0          0          0        0     186,152    186,152  200,000
 30    85      5,010         0             0          0         0          0          0        0     199,603    199,603  209,583

 31    86      5,010         0             0          0         0          0          0        0     213,565    213,565  224,244
 32    87      5,010         0             0          0         0          0          0        0     228,027    228,027  239,428
 33    88      5,010         0             0          0         0          0          0        0     242,996    242,996  255,146
 34    89      5,010         0             0          0         0          0          0        0     258,467    258,467  271,390
 35    90      5,010         0             0          0         0          0          0        0     274,431    274,431  288,152
 36    91      5,010         0             0          0         0          0          0        0     290,851    290,851  305,393
 37    92      5,010         0             0          0         0          0          0        0     308,200    308,200  320,528
 38    93      5,010         0             0          0         0          0          0        0     326,590    326,590  336,387
 39    94      5,010         0             0          0         0          0          0        0     346,283    346,283  353,208
 40    95      5,010         0             0          0         0          0          0        0     367,608    367,608  371,285

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 82. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20           INITIAL GUIDELINE ANNUAL: $5,926.12             INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
  1    56     5,010         0         0       0        1,578      3,881  200,000
  2    57     5,010         0         0       0        5,375      8,161  200,000
  3    58     5,010         0         0       0        8,254     12,511  200,000
  4    59     5,010         0         0       0       12,638     16,895  200,000
  5    60     5,010         0         0       0       17,045     21,301  200,000
  6    61     5,010         0         0       0       21,868     25,698  200,000
  7    62     5,010         0         0       0       26,860     30,265  200,000
  8    63     5,010         0         0       0       32,034     35,013  200,000
  9    64     5,010         0         0       0       37,383     39,937  200,000
 10    65     5,010         0         0       0       42,807     44,935  200,000

 11    66     5,010         0         0       0       48,499     50,202  200,000
 12    67     5,010         0         0       0       54,273     55,550  200,000
 13    68     5,010         0         0       0       60,255     61,107  200,000
 14    69     5,010         0         0       0       66,422     66,848  200,000
 15    70     5,010         0         0       0       72,786     72,786  200,000
 16    71     5,010         0         0       0       78,906     78,906  200,000
 17    72     5,010         0         0       0       85,200     85,200  200,000
 18    73     5,010         0         0       0       91,561     91,561  200,000
 19    74     5,010         0         0       0       98,193     98,193  200,000
 20    75     5,010         0         0       0      105,049    105,049  200,000

 21    76     5,010         0         0       0      112,301    112,301  200,000
 22    77     5,010         0         0       0      119,846    119,846  200,000
 23    78     5,010         0         0       0      127,725    127,725  200,000
 24    79     5,010         0         0       0      135,719    135,719  200,000
 25    80     5,010         0         0       0      144,155    144,155  200,000
 26    81     5,010         0         0       0      153,191    153,191  200,000
 27    82     5,010         0         0       0      162,964    162,964  200,000
 28    83     5,010         0         0       0      173,910    173,910  200,000
 29    84     5,010         0         0       0      186,152    186,152  200,000
 30    85     5,010         0         0       0      199,603    199,603  209,583

 31    86     5,010         0         0       0      213,565    213,565  224,244
 32    87     5,010         0         0       0      228,027    228,027  239,428
 33    88     5,010         0         0       0      242,996    242,996  255,146
 34    89     5,010         0         0       0      258,467    258,467  271,390
 35    90     5,010         0         0       0      274,431    274,431  288,152
 36    91     5,010         0         0       0      290,851    290,851  305,393
 37    92     5,010         0         0       0      308,200    308,200  320,528
 38    93     5,010         0         0       0      326,590    326,590  336,387
 39    94     5,010         0         0       0      346,283    346,283  353,208
 40    95     5,010         0         0       0      367,608    367,608  371,285

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 82. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20           INITIAL GUIDELINE ANNUAL: $5,926.12             INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5010.00      THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                            GUARANTEED CHARGES
                                     -----------------------------------------------------------------
                                          0.00% (-1.49% NET)                12.00% (10.42% NET)
                                     -----------------------------   ---------------------------------
                (1)         (2)         (3)                 (5)         (6)                     (8)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE        (7)       BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON         FUND       PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------     -----     --------
  1    56      5,010         0         1,330      3,632   200,000       1,827        4,129     200,000
  2    57      5,010         0         3,701      6,488   200,000       5,141        7,927     200,000
  3    58      5,010         0         4,910      9,166   200,000       7,734       11,991     200,000
  4    59      5,010         0         7,394     11,651   200,000      12,076       16,333     200,000
  5    60      5,010         0         9,668     13,925   200,000      16,716       20,973     200,000
  6    61      5,010         0        12,142     15,973   200,000      22,103       25,934     200,000
  7    62      5,010         0        14,372     17,778   200,000      27,840       31,245     200,000
  8    63      5,010         0        16,366     19,345   200,000      33,983       36,962     200,000
  9    64      5,010         0        18,040     20,594   200,000      40,518       43,072     200,000
 10    65      5,010         0        19,379     21,507   200,000      47,496       49,625     200,000

 11    66      5,010         0        20,563     22,265   200,000      55,372       57,075     200,000
 12    67      5,010         0        21,355     22,632   200,000      63,910       65,187     200,000
 13    68      5,010         0        21,709     22,560   200,000      73,205       74,057     200,000
 14    69      5,010         0        21,576     22,001   200,000      83,382       83,008     200,000
 15    70      5,010         0        20,921     20,921   200,000      94,608       94,608     200,000
 16    71      5,010         0        19,217     19,217   200,000     106,627      106,627     200,000
 17    72      5,010         0        16,664     16,664   200,000     120,034      120,034     200,000
 18    73      5,010         0        13,327     13,327   200,000     135,219      135,219     200,000
 19    74      5,010         0         8,949      8,949   200,000     152,523      152,523     200,000
 20    75      5,010         0         3,282      3,282   200,000     172,449      172,449     200,000

 21    76      5,010         0             0          0         0     195,770      195,770     205,558
 22    77      5,010         0             0          0         0     221,871      221,871     232,964
 23    78      5,010         0             0          0         0     250,651      250,651     263,184
 24    79      5,010         0             0          0         0     282,369      282,369     296,487
 25    80      5,010         0             0          0         0     317,300      317,300     333,165
 26    81      5,010         0             0          0         0     355,738      355,738     373,525
 27    82      5,010         0             0          0         0     397,995      397,995     417,895
 28    83      5,010         0             0          0         0     444,390      444,390     466,609
 29    84      5,010         0             0          0         0     495,259      495,259     520,022
 30    85      5,010         0             0          0         0     550,957      550,957     578,505

 31    86      5,010         0             0          0         0     611,862      611,862     642,455
 32    87      5,010         0             0          0         0     678,373      678,373     712,291
 33    88      5,010         0             0          0         0     750,917      750,917     788,463
 34    89      5,010         0             0          0         0     829,944      829,944     871,441
 35    90      5,010         0             0          0         0     915,926      915,926     961,722
 36    91      5,010         0             0          0         0    1,009,332   1,009,332   1,059,798
 37    92      5,010         0             0          0         0    1,113,571   1,113,571   1,158,114
 38    93      5,010         0             0          0         0    1,230,487   1,230,487   1,267,401
 39    94      5,010         0             0          0         0    1,362,346   1,362,346   1,389,592
 40    95      5,010         0             0          0         0    1,511,980   1,511,980   1,527,099

               CURRENT CHARGES
      ---------------------------------
             12.00% (10.42% NET)
      ---------------------------------
         (9)                    (11)
END     VALUE       (10)       BENEFIT
 OF      ON         FUND       PAYABLE
YEAR  SURRENDER     VALUE     AT DEATH
----  ---------     -----     --------
  1      1,827        4,129     200,000
  2      6,138        8,924     200,000
  3      9,840       14,096     200,000
  4     15,393       19,649     200,000
  5     21,357       25,614     200,000
  6     28,176       32,006     200,000
  7     35,653       39,059     200,000
  8     43,871       46,850     200,000
  9     52,898       55,452     200,000
 10     62,733       64,862     200,000
 11     73,824       75,526     200,000
 12     86,026       87,303     200,000
 13     99,601      100,453     200,000
 14    114,716      115,142     200,000
 15    131,600      131,600     200,000
 16    150,084      150,084     200,000
 17    170,919      170,919     200,000
 18    194,357      194,357     215,736
 19    220,388      220,388     240,223
 20    249,290      249,290     266,740
 21    281,534      281,534     295,610
 22    317,195      317,195     333,055
 23    356,616      356,616     374,447
 24    400,089      400,089     420,094
 25    448,064      448,064     470,467
 26    500,985      500,985     526,035
 27    559,301      559,301     587,266
 28    623,703      623,703     654,888
 29    694,660      694,660     729,393
 30    772,739      772,739     811,376
 31    858,612      858,612     901,543
 32    952,915      952,915   1,000,560
 33   1,056,424   1,056,424   1,109,245
 34   1,169,916   1,169,916   1,228,412
 35   1,294,221   1,294,221   1,358,932
 36   1,430,093   1,430,093   1,501,598
 37   1,580,943   1,580,943   1,644,181
 38   1,748,780   1,748,780   1,801,244
 39   1,936,704   1,936,704   1,975,438
 40   2,148,629   2,148,629   2,170,116

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20           INITIAL GUIDELINE ANNUAL: $5,926.12             INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                                                 ALLOCATION OF VALUES
FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00     THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                                   DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                    VALUE                 BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
  1    56     5,010         0         0       0        1,827        4,129    200,000
  2    57     5,010         0         0       0        6,138        8,924    200,000
  3    58     5,010         0         0       0        9,840       14,096    200,000
  4    59     5,010         0         0       0       15,393       19,649    200,000
  5    60     5,010         0         0       0       21,357       25,614    200,000
  6    61     5,010         0         0       0       28,176       32,006    200,000
  7    62     5,010         0         0       0       35,653       39,059    200,000
  8    63     5,010         0         0       0       43,871       46,850    200,000
  9    64     5,010         0         0       0       52,898       55,452    200,000
 10    65     5,010         0         0       0       62,733       64,862    200,000

 11    66     5,010         0         0       0       73,824       75,526    200,000
 12    67     5,010         0         0       0       86,026       87,303    200,000
 13    68     5,010         0         0       0       99,601      100,453    200,000
 14    69     5,010         0         0       0      114,716      115,142    200,000
 15    70     5,010         0         0       0      131,600      131,600    200,000
 16    71     5,010         0         0       0      150,084      150,084    200,000
 17    72     5,010         0         0       0      170,919      170,919    200,000
 18    73     5,010         0         0       0      194,357      194,357    215,736
 19    74     5,010         0         0       0      220,388      220,388    240,223
 20    75     5,010         0         0       0      249,290      249,290    266,740

 21    76     5,010         0         0       0      281,534      281,534    295,610
 22    77     5,010         0         0       0      317,195      317,195    333,055
 23    78     5,010         0         0       0      356,616      356,616    374,447
 24    79     5,010         0         0       0      400,089      400,089    420,094
 25    80     5,010         0         0       0      448,064      448,064    470,467
 26    81     5,010         0         0       0      500,985      500,985    526,035
 27    82     5,010         0         0       0      559,301      559,301    587,266
 28    83     5,010         0         0       0      623,703      623,703    654,888
 29    84     5,010         0         0       0      694,660      694,660    729,393
 30    85     5,010         0         0       0      772,739      772,739    811,376

 31    86     5,010         0         0       0      858,612      858,612    901,543
 32    87     5,010         0         0       0      952,915      952,915  1,000,560
 33    88     5,010         0         0       0     1,056,424   1,056,424  1,109,245
 34    89     5,010         0         0       0     1,169,916   1,169,916  1,228,412
 35    90     5,010         0         0       0     1,294,221   1,294,221  1,358,932
 36    91     5,010         0         0       0     1,430,093   1,430,093  1,501,598
 37    92     5,010         0         0       0     1,580,943   1,580,943  1,644,181
 38    93     5,010         0         0       0     1,748,780   1,748,780  1,801,244
 39    94     5,010         0         0       0     1,936,704   1,936,704  1,975,438
 40    95     5,010         0         0       0     2,148,629   2,148,629  2,170,116

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.             For presentation in NY.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by The Mutual Life Insurance Company of New York, MONY Series Fund or Enterprise Accumulation Trust that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20           INITIAL GUIDELINE ANNUAL: $5,926.12             INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 5/3/96                                   PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

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The Mutual Life Insurance Company of New York                     Bulk Rate
Administrative Offices                                          U.S. Postage
1740 Broadway, New York, NY 10019                                  P A I D
                                                               Permit No. 8048
                                                                  New York,
                                                                  New York

                                                                            LOGO
Form No. 14331 SL (5/98)
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